                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
               of the Securities Exchange Act of 1934, as amended
                               (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material under Rule 14a-12

                            ASCENDANT SOLUTIONS, INC.
                (Name of Registrant as Specified In Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)  Title of each class of securities to which transaction applies:

       (2)  Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

       (4)  Proposed maximum aggregate value of transaction:

       (5)  Total fee paid:

   * Set forth amount on which the filing is calculated and state how it was determined.

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount Previously Paid:

       (2)  Form, Schedule or Registration Statement No.:

       (3)  Filing Party:

       (4)  Date Filed:

                                                         Your vote is important

                                     [LOGO]
                            ASCENDANT SOLUTIONS/SM/

                           ASCENDANT SOLUTIONS, INC.

                                Proxy Statement

                      2002 ANNUAL MEETING OF STOCKHOLDERS

                                                      Ascendant Solutions, Inc.
                                                16250 Dallas Parkway, Suite 102
                                                            Dallas, Texas 75248
                                                                   972-250-0945

April 25, 2002

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held May 23, 2002

   Ascendant Solutions, Inc. ("Ascendant Solutions" or the "Company") will hold its Annual Meeting of Stockholders at its new corporate headquarters located at 16250 Dallas Parkway, Suite 102, Dallas, Texas 75248 on May 23, 2002 at 11:00 a.m.

   We are holding this meeting:

    1. To elect three directors: one Class C director to hold office until the annual meeting of stockholders in the year 2005 and until her successor is elected and qualified and two Class B directors to hold office until the annual meeting of stockholders in the year 2004 and until their successors are elected and qualified;

    2. To approve a proposal to amend our 1999 Long-Term Incentive Plan to increase the maximum number of shares underlying stock options that can be granted to an eligible participant in any one year from 450,000 to 750,000;

    3. To approve and adopt the Ascendant Solutions, Inc. 2002 Equity Incentive Plan;

    4. To ratify the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2002; and

    5. To transact any other business that properly comes before the meeting.

   Your board of directors recommends that you vote in favor of the four proposals outlined in this proxy statement.

   Your board of directors has selected April 12, 2002 as the record date for determining stockholders entitled to vote at the meeting. A list of stockholders on that date will be available for inspection at Ascendant Solutions, Inc., 16250 Dallas Parkway, Suite 102, Dallas, Texas, for at least ten days before the meeting.

   This notice of annual meeting, proxy statement, proxy and our 2002 Annual Report to Stockholders are being distributed on or about April 25, 2002.

   You are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as soon as possible in the envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she previously returned a Proxy.

                                          By Order of the Board of Directors,

                                          Susan K. Olson
                                          Assistant Corporate Secretary

                               TABLE OF CONTENTS

               QUESTIONS AND ANSWERS........................  1

               ITEM 1.  ELECTION OF DIRECTORS...............  4

                  Nominee for Election for Term Ending with
                    the 2005 Annual Meeting.................  4

                  Nominees for Election for Term Ending
                    with the 2004 Annual Meeting............  4

                  Directors Continuing in Office Until the
                    2003 Annual Meeting.....................  5

                  Compensation of Directors.................  6

                  Committees of the Board of Directors;
                    Meetings................................  7

                  Voting Agreement..........................  7

               STOCK OWNERSHIP..............................  8

                  Beneficial Ownership of Certain
                    Stockholders, Directors and Executive
                    Officers................................  8

                  Section 16(a) Beneficial Ownership
                    Reporting Compliance....................  9

                  Nasdaq Delisting..........................  9

               MANAGEMENT................................... 10

                  Executive Officers........................ 10

                  Executive Compensation.................... 10

                  1999 Long-Term Incentive Plan............. 11

                  2002 Equity Incentive Plan................ 11

                  401(k) Plan............................... 11

                  Employment Contracts...................... 11

                  Compensation Committee Interlocks and
                    Insider Participation................... 11

                  Certain Relationships and Related
                    Transactions............................ 11

               COMPENSATION COMMITTEE REPORT................ 13

               AUDIT COMMITTEE REPORT....................... 15

               PERFORMANCE GRAPH............................ 17

               ITEM 2.  AMENDMENT TO 1999 LONG-TERM
                 INCENTIVE PLAN, AS AMENDED................. 18

               ITEM 3.  2002 EQUITY INCENTIVE PLAN.......... 23

               ITEM 4.  RATIFICATION OF ERNST & YOUNG LLP
                 AS INDEPENDENT AUDITORS.................... 30

               ANNUAL MEETING ADVANCE NOTICE REQUIREMENTS... 30

               OTHER MATTERS................................ 31

                            YOUR VOTE IS IMPORTANT.
                          PLEASE REMEMBER TO PROMPTLY
                            RETURN YOUR PROXY CARD.

                             QUESTIONS AND ANSWERS

Q1:  Who is soliciting my proxy?

A: We, the board of directors of Ascendant Solutions, Inc., are sending you this proxy statement in connection with our solicitation of proxies for use at the 2002 Annual Meeting of Stockholders. Certain directors, officers and employees of Ascendant Solutions also may solicit proxies on our behalf by mail, e-mail, phone, fax or in person. We have retained Morrow & Co., Inc., a firm specializing in the solicitation of proxies, to assist in the solicitation at a fee estimated to be $5,000 plus expenses.

Q2:  Who is paying for this solicitation?

A: Ascendant Solutions will pay for the solicitation of proxies. Ascendant Solutions will also reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable charges and expenses in forwarding our proxy materials to the beneficial owners of Ascendant Solutions' common stock.

Q3:  What am I voting on?

A:   Four items:

   . A proposal to elect Melissa F. Crane as a Class C director and Messrs.
     James C. Leslie and Richard L. Bloch as Class B directors;

   . A proposal to amend our 1999 Long-Term Incentive Plan to increase the maximum number of shares underlying stock options that may be issued to an individual during any one year period from 450,000 to 750,000;

   . A proposal to approve and adopt the Ascendant Solutions, Inc. 2002 Equity
     Incentive Plan; and

   . A proposal to ratify Ernst & Young LLP as our independent auditors for the current fiscal year.

Q4:  Who can vote?

A: Only those who owned common stock at the close of business on April 12, 2002, the record date for the Annual Meeting, can vote. If you owned common stock on the record date, you have one vote per share for each matter presented at the Annual Meeting.

Q5:  How do I vote?

A: You may vote your shares either in person or by proxy. To vote by proxy, you should mark, date, sign and mail the enclosed proxy in the enclosed prepaid envelope. Giving a proxy will not affect your right to vote your shares if you attend the Annual Meeting and want to vote in person--by voting you automatically revoke your proxy. You also may revoke your proxy at any time before the voting by giving the Secretary of Ascendant Solutions written notice of your revocation or by submitting a later-dated proxy. If you execute, date and return your proxy but do not mark your voting preference, the individuals named as proxies will vote your shares FOR the election of the nominees for director, FOR the amendment to our 1999 Long-Term Incentive Plan, FOR the adoption of the 2002 Equity Incentive Plan, and FOR ratification of Ernst & Young LLP as our independent auditors.

Q6:  What constitutes a quorum?

A: Voting can take place at the Annual Meeting only if stockholders owning a majority of the voting power of the common stock (that is a majority of the total number of votes entitled to be cast) are present in person or represented by effective proxies. On the record date, we had 21,230,900 shares of common stock outstanding. Both abstentions and broker non-votes are counted as present for purposes of establishing the quorum necessary for the meeting to proceed. A broker non-vote results from a situation in which a broker holding your shares in "street" or "nominee" name indicates to us on a proxy that you have not voted and it lacks discretionary authority to vote your shares.

Q7:  What vote of the stockholders will result in the matters being passed?

A: Election of Directors. Directors require a plurality of the votes cast in person or by proxy by the stockholders to be elected. Accordingly, abstentions and broker non-votes will have no effect on the outcome of the election of directors assuming a quorum is present or represented by proxy at the Annual Meeting.

     Amendment to the 1999 Long-Term Incentive Plan. To approve this proposal, stockholders holding a majority of the shares represented in person or by proxy at the meeting must vote in favor of the proposal. Abstentions have the same effect as votes "against" the proposal and broker non-votes have no effect at all.

     Approval of the 2002 Equity Incentive Plan. To approve this proposal, stockholders holding a majority of the shares represented in person or by proxy at the meeting must vote in favor of the proposal. Abstentions have the same effect as votes "against" the proposal and broker non-votes have no effect at all.

     Ratification of Ernst & Young LLP. To ratify the appointment of Ernst & Young LLP as our independent auditors for the current fiscal year, stockholders holding a majority of the shares represented in person or by proxy at the meeting must vote in favor of this action. Abstentions have the same effect as votes "against" the proposal and broker non-votes have no effect at all.

Q8.  What does it mean if I get more than one proxy card?

A: If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address whenever possible. You can accomplish this by contacting our transfer agent, The Bank of New York, at 800.524.4458.

Q9:  How does the board recommend that I vote on the matters proposed?

A: The board of directors of Ascendant Solutions unanimously recommends that stockholders vote FOR each of the proposals submitted at this year's Annual Meeting.

Q10: Will there be other matters proposed at the 2002 Annual Meeting?

A: Ascendant Solutions' bylaws limit the matters presented at the upcoming Annual Meeting to those in the notice of the meeting (or any supplement thereto), those otherwise properly presented by the board of directors and those presented by stockholders so long as the stockholder gives the Secretary written notice of the matter on or before April 1, 2002 since no annual meeting of stockholders was held last year. Please refer to the section of this proxy statement encaptioned "Annual Meeting Advance Notice Requirements" for a description of the information to be contained in the Secretary's notice. We do not expect any other matter to come before the Annual Meeting. However, if any other matter is presented, your signed proxy gives the individuals named as proxies authority to vote your shares in their discretion.

Q11: When are 2003 stockholder proposals due if they are to be included in the Company's proxy materials?

A: To be considered for presentation at Ascendant Solutions' 2003 Annual Meeting of Stockholders and included in our proxy statement, a stockholder proposal must be received at Ascendant Solutions' offices no later than December 26, 2002. Such proposals must comply with the Company's bylaws and the requirements of Regulation 14A (including Rule 14a-8) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). To curtail controversy as to the date on which a proposal was received by the Company, we suggest that proponents submit their proposals by certified mail, return receipt requested.

     In addition, pursuant to Rule 14a-4 of the Exchange Act, the Company may exercise discretionary voting authority at the 2003 Annual Meeting under proxies it solicits to vote on a proposal made by a stockholder that the stockholder does not seek to include in the Company's proxy statement pursuant to Rule 14a-8, unless the Company is notified about the proposal no later than March 11, 2003 (assuming that the Company's 2003 Annual Meeting of Stockholders is held on a date that is within 30 days from the date on which the 2002 Annual Meeting was held), and the stockholder satisfies the other requirements of Rule 14a-4(c).

Q12: Where can I get a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001?

A: We will provide without charge a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, including the financial statements and the financial statement schedules, to each stockholder upon written request to Susan K. Olson, Ascendant Solutions, Inc., 16250 Dallas Parkway, Suite 102, Dallas, Texas 75248.

                                    ITEM 1.
                             ELECTION OF DIRECTORS

   The board of directors of Ascendant Solutions has currently set the number of directors constituting the whole board at five. As established by our amended and restated bylaws, these directors are divided into three classes serving staggered three-year terms. One Class C director will hold office until her three-year term expires in 2005. The nominee for Class C director is Melissa F. Crane. Since the last annual meeting in May of 2000, certain directors have been reclassified as a result of various resignations and vacancies occurring on the board of directors. The board of directors filled one such vacancy by electing Melissa F. Crane as a Class C director in June of 2001. Because we did not hold an annual meeting in 2001, two Class B directors will also be elected at the annual meeting. The nominees for Class B directors will be elected to serve until the 2004 annual meeting. The nominees for Class B directors are James C. Leslie and Richard L. Bloch. Mr. Leslie was elected by the board of directors in July of 2001 to fill a vacancy and Mr. Bloch was elected in March 2002 to fill a vacancy. Mr. Leslie currently serves as Chairman of the Board. Mr. Richard L. Bloch is the father of Mr. Jonathan R. Bloch, a director of Ascendant Solutions.

   The persons designated as proxies will vote the enclosed proxy for the election of the nominee unless you direct them to withhold your votes. If the nominee becomes unable to serve as a director before the meeting (or decides not to serve), the individuals named as proxies may vote for a substitute or we may reduce the number of members of the board. The board of directors recommends that stockholders vote FOR the nominees.

   Below are the names and ages of the nominee for Class C director and the nominees for Class B directors, the years they became directors, their principal occupations or employment for at least the past five years and certain of their other directorships, if any.

       Nominee for Election for Term Ending with the 2005 Annual Meeting

                               Class C Director

.. Melissa F. Crane Age 37, a director since June 2001.

                   Ms. Crane has been a partner of VantagePoint Venture Partners (a venture capital firm focused on emerging networking,
                   communications, semiconductor and Internet infrastructure
                   companies) since January 2001. Prior to joining VantagePoint, Ms.
                   Crane was a co-founder and served in various positions including
                   Chief Executive Officer of Silicon Bandwidth, Inc., a developer of opto-electronic and high-density, high-speed semiconductor interconnect products. Ms. Crane began her career in investment banking at Prudential Securities, where she successfully led more than $2 billion in structured financing and IPO transactions. She attended Wellesley College and earned a BS in Finance from The
                   University of Florida.

      Nominees for Election for Term Ending with the 2004 Annual Meeting

                               Class B Directors

.. James C. Leslie Age 46, a director since July 2001 and Chairman of the Board since
                  March 2002.

                  From 1996 through March 2001, Mr. Leslie served as President and
                  Chief Operating Officer of The Staubach Company, a full-service international real estate strategy and services firm. From 1988 through March 2001, Mr. Leslie also served as a director of The
                   Staubach Company. Mr. Leslie was President of Staubach Financial
                   Services from January 1992 until February 1996. From 1982 until
                   January 1992, Mr. Leslie served as Chief Financial Officer of The
                   Staubach Company. Since March 2001, Mr. Leslie has focused on managing his personal investments. Mr. Leslie is President and a board member of Wolverine Holding Company, and serves on the boards of Stratus Properties, Inc. and the North Texas Chapter of the
                   Arthritis Foundation and is a member of the Board of Trust
                   Managers of Amresco Capital Trust. Mr. Leslie holds a B.S. degree from The University of Nebraska and an M.B.A. degree from The
                   University of Michigan Graduate School of Business.

.. Richard L. Bloch Age 72, a director since March 2002.

                   Mr. Bloch has served as President of Pinon Farm, Inc., a show-horse breeding and training farm since 1982. Mr. Bloch is a manager of
                   CLB Holdings, LLC, the general partner of CLB Partners, Ltd., a real estate development limited partnership. Mr. Bloch served as
                   Chairman of the Board of Columbus Realty Trust from 1993 to
                   1997. Mr. Bloch is a board member of the City National Bank of
                   Beverly Hills and the Scripps Cancer Center. Mr. Bloch is a trustee of the La Jolla Playhouse and of the Museum of New Mexico
                   Foundation. In January of 2001, Mr. Bloch was appointed by
                   California Governor Gray Davis to the Board of Directors of the
                   22nd District Agricultural Association and he was appointed by
                   President Bill Clinton to the President's Foreign Intelligence
                   Advisory Board, on which he served from 1995 to 1998. He received a B.S. from the University of Chicago. Richard L. Bloch is the father of Jonathan R. Bloch.

         Directors Continuing in Office Until the 2003 Annual Meeting

                               Class A Directors

.. Jonathan R. Bloch Age 47, a director since March 1999.

                    Mr. Bloch has served as Managing Director of Gerard Klauer
                    Mattison & Co., Inc. (an investment banking firm) since January
                    2000. Mr. Bloch served as Chairman of the Board of Ascendant
                    Solutions from May 2001 to March 2002. From June 1997 until
                    January 2000, Mr. Bloch served as either Senior Vice President or
                    Managing Director of the technology division of Chanin Capital
                    Partners (an investment bank and financial advisor). He has served as the Chairman of the Board of Directors of Old Tucson Co. (an
                    amusement park) since January 1997. From September 1995 to June
                    1997, Mr. Bloch served as Chief Executive Officer of Resource
                    Recovery Techniques of Arizona (a water treatment company), where he was responsible for general administration. From August
                    1995 to June 1997, Mr. Bloch was the Managing Member and
                    General Manager of Santa Monica Amusements, Inc. (an amusement park on the Santa Monica pier). From April 1992 to August 1995,
                    Mr. Bloch was Chief Executive Officer of the California Fertility

                Associates (a medical clinic), where he was responsible for general administration and management. He received a B.A. from the
                University of California at Berkeley and a J.D. from the University of San Diego School of Law. Mr. Bloch is the son of Richard L.
                Bloch.

.. David E. Bowe Age 43, director since 2000

                Mr. Bowe has served as our Chief Executive Officer since August,
                2000, President since March 2000 and as our Chief Financial Officer since September 1999. Prior to accepting the position of President,
                Mr. Bowe also acted as our Executive Vice President from
                September 1999. Before joining us, Mr. Bowe served as President of
                U.S. Housewares Corporation (a consumer products company) from
                September 1998 to September 1999. Prior to that, Mr. Bowe was
                Executive Vice President of Heartland Capital Partners L.P. (a
                private equity firm) from 1993 to 1997 where he was responsible for making private equity investments. From 1987 to 1992, Mr. Bowe served in various executive capacities for The Thompson Company
                (a private investment firm) where he participated in the acquisition, development and operation of several portfolio companies. From
                1980 to 1987, Mr. Bowe held various executive positions with
                Brown Brothers Harriman & Co. (a Wall Street private bank). Mr.
                Bowe is a Chartered Financial Analyst and received a BSBA in
                Finance from Georgetown University.

Compensation of Directors

   Non-Employee Directors of Ascendant Solutions will be compensated $500.00 for each board meeting attended in person or $250.00 for each board meeting attended telephonically, in addition to reimbursement of out-of-pocket expenses. Our directors are eligible to receive stock option grants under our 1999 Long-Term Incentive Plan. If the adoption of the 2002 Equity Incentive Plan as set forth in Item 3 is approved by the stockholders, then our directors will also be eligible for grants under such plan. For descriptions of the 1999 Long-Term Incentive Plan and the 2002 Equity Incentive Plan, please see the discussions under Item 2 and Item 3.

   On March 14, 2002, in an attempt to further align the interests of management and members of its Board of Directors with its stockholders, options to purchase 75,000 shares of common stock were granted to each of Jonathan R. Bloch, Richard L. Bloch and Melissa F. Crane, each directors of Ascendant Solutions, under our 1999 Long-Term Incentive Plan for an exercise price of $0.24 per share. Jonathan R. Bloch was also granted options to purchase an additional 150,000 shares of common stock under such plan for an exercise price of $0.24 per share. In addition, we granted under our 1999 Long-Term Incentive Plan 1,000,000 performance based options, 400,000 to James C. Leslie, Chairman of the Board, and 600,000 to David E. Bowe, President and Chief Executive Officer and director, for an exercise price of $0.24 per share, with 150,000 of such options conditioned upon the stockholders' amendment to the 1999 Long-Term Incentive Plan as described in Item 2. Additionally, in March 2002, the Board of Directors authorized the cancellation of an aggregate 450,000 options previously granted to Mr. Bowe in consideration for the issuance of 425,000 shares of restricted stock under our 2002 Equity Incentive Plan. See "Certain Relationships and Related Transactions," Item 2. Amendment to 1999 Long-Term Incentive Plan, as amended, and Item 3. 2002 Equity Incentive Plan.

Committees of the Board of Directors; Meetings

   Ascendant Solutions has two standing committees.

The Audit Committee

    . Makes recommendations to the full board of directors with respect to appointment of our independent auditors.

    . Meets periodically with our independent auditors to review the general scope of audit coverage, including consideration of our accounting practices and procedures, our system of internal accounting controls and financial reporting.

   During the year ended December 31, 2001, the Audit Committee met one time, in February 2001. At that time, the Audit Committee was comprised of Kevin Yancy, Paul Sherer, and Jonathan R. Bloch. Jonathan R. Bloch, Richard L. Bloch and Melissa F. Crane are the current members of the Audit Committee.

The Compensation Committee

    . Recommends to the board of directors annual salaries for senior management.

    .  Reviews all company benefit plans.

   During the year ended December 31, 2001, the Compensation Committee had no formal meetings. The current members of the Compensation Committee are Jonathan
R. Bloch, Richard L. Bloch and Melissa F. Crane.

Meetings of the Board

   During the year ended December 31, 2001, the entire board of directors of Ascendant Solutions met nine times and acted by consent an additional ten times. During fiscal 2001, no director attended fewer than 75% of the aggregate number of meetings of the board and committees on which such director served.

Voting Agreement

   On July 24, 2001, James C. Leslie, Richard L. Bloch, Will Cureton, and CLB Partners, Ltd., a Texas limited partnership ("CLB") whose general partner is controlled by Mr. Bloch and Mr. Cureton, entered into a Voting Agreement. Pursuant to the Voting Agreement, the parties agreed to vote all of the shares of stock of Ascendant Solutions held by them in the manner designated by the affirmative vote of at least a majority of Messrs. Leslie, Bloch and Cureton, each with one vote, subject to certain other provisions set forth in the Voting Agreement.

                                STOCK OWNERSHIP

Beneficial Ownership of Certain Stockholders, Directors and Executive Officers

   The following table sets forth information with respect to the beneficial ownership of our common stock at April 15, 2002, by:

   . each of our named executive officer and directors;

   . all of our executive officers and directors as a group; and

   . each person, or group of affiliated persons, known to us to own beneficially more than 5% of our common stock.

   In accordance with the rules of the SEC, the table gives effect to the shares of common stock that could be issued upon the exercise of outstanding options and common stock purchase warrants within 60 days of April 15, 2002. Unless otherwise noted in the footnotes to the table, and subject to community property laws where applicable, the following individuals have sole voting and investment control with respect to the shares beneficially owned by them. Unless otherwise noted in the footnotes to the table, the address of each executive officer and director is c/o Ascendant Solutions, Inc., 16250 Dallas Parkway, Suite 102, Dallas, Texas 75248. We have calculated the percentages of shares beneficially owned based on 21,230,900 shares of common stock outstanding at April 15, 2002.

                                                                 Shares beneficially owned
                                                                 -------------------------
Person or group                                                      Number       Percent
---------------                                                    ----------     -------
David E. Bowe (1)...............................................    545,250         2.6%
Jonathan R. Bloch (2)...........................................    965,000         4.5%
James C. Leslie (3)(4)..........................................  2,625,000        12.4%
Richard L. Bloch (4)(5)(6)......................................  3,000,000        14.1%
Melissa F. Crane (7)(8).........................................  4,847,400        55.7%
CLB Partners, Ltd. (4)(6).......................................  3,000,000        14.1%
Will Cureton (4)(6)(9)..........................................  3,076,000        14.5%
VantagePoint Venture Partners III(Q), L.P. (8)..................  3,231,600        15.2%
VantagePoint Communications Partners, L.P. (8)..................  1,615,800         7.6%
All executive officers and directors as a group (5 persons) (10) 11,982,650        54.0%

--------
(1) Includes 425,000 shares of restricted stock issued under our 2002 Equity Incentive Plan and subject to vesting in equal installments over a three-year period beginning in 2002. These shares of restricted stock were issued in exchange for the cancellation of options to purchase an aggregate 450,000 shares of common stock.
(2) Includes (1) 800,000 shares of common stock that may be acquired upon exercise of currently exercisable warrants held by CKM Software Partners at the following exercise prices: 400,000 shares of common stock issuable pursuant to warrants exercisable for $1.00 per share; 240,000 shares of common stock issuable pursuant to warrants exercisable for $2.00 per share; and 160,000 shares of common stock issuable pursuant to warrants exercisable for $3.00 per share and (2) 160,000 shares of common stock that may be acquired upon exercise of currently exercisable options. CKM
    Software Partners is a California general partnership held by Jonathan R. Bloch and Larry Barels. The address of each of these persons and entities is 11150 Santa Monica Blvd., Los Angeles, California 90825.
(3) Includes 40,000 shares held by James C. Leslie as custodian for minor children.
(4) James C. Leslie, CLB, Richard L. Bloch, and Will Cureton are parties to a Voting Agreement that provides that the parties vote all of the shares of stock of Ascendant Solutions held by them in the manner designated by the affirmative vote of at least a majority of Messrs. Leslie, Bloch and Cureton, each with one vote. Each such entity or individual has sole voting and investment power with respect to their shares of common stock, except to the extent voting power is shared pursuant to the Voting Agreement. As a result of the voting provisions contained in the Voting Agreement, each of James C. Leslie, CLB, Richard L. Bloch and Will Cureton may be deemed an indirect beneficial owner of the shares owned by the other parties thereto. Each party, however, disclaims beneficial ownership of such shares. The beneficial ownership information contained in this table for each of James C. Leslie, CLB, Richard L. Bloch and Will Cureton does not reflect shares owned by any of the other parties to the Voting Agreement except as otherwise specified in the footnotes.
(5)  Represents 3,000,000 shares owned of record by CLB Partners, Ltd.
(6) CLB Holdings LLC, a Texas limited liability company, is the general partner of CLB Partners, Ltd. Richard L. Bloch, a director, and Will Cureton are the managers of CLB Holdings LLC and the Richard and Nancy Bloch Family Trust and Will Cureton are the members of CLB Holdings LLC. Richard L. Bloch is a co-trustee of The Richard and Nancy Bloch Family Trust. The address of CLB Partners, Ltd. is 15301 Dallas Parkway, Suite 730, Addison, Texas 75001.
(7) Represents the 3,231,600 shares held by VantagePoint Venture Partners III(Q), L.P. and 1,615,800 shares held by VantagePoint Communications Partners, L.P. Ms. Crane is a partner of these funds. Ms. Crane disclaims beneficial ownership of the shares held by the VantagePoint funds other than those in which she may own a pecuniary interest.
(8) The general partner of VantagePoint Venture Partners III(Q), L.P. is VantagePoint Venture Associates III, L.L.C. The general partner of VantagePoint Communications Partners, L.P. is VantagePoint Communications Associates, L.L.C. The address for the VantagePoint funds is c/o VantagePoint Venture Partners, 1001 Bayhill Drive, Suite 300, San Bruno, California 94066.
(9) Includes 3,000,000 shares owned of record by CLB Partners, Ltd. Mr. Cureton's address is 15301 Dallas Parkway, Suite 730, Addison, Texas 75001.
(10) Includes 960,000 shares of common stock that may be acquired upon exercise of currently exercisable stock options and warrants.

Section 16(a) Beneficial Ownership Reporting Compliance

   Under U.S. securities laws, directors, certain executive officers and persons holding more than 10% of our common stock must report their initial ownership of the common stock, and any changes in that ownership, to the SEC. The SEC has designated specific due dates for these reports. Based solely on our review of copies of the reports filed with the SEC and written representations of our directors and executive officers, we believe that all persons subject to reporting filed the required reports on time in 2001.

Nasdaq Delisting

   On May 11, 2001, our stock was delisted from the Nasdaq National Market for failure to satisfy the minimum bid price requirement for continued listing set forth in Marketplace Rule 4450(a) or (b) and commenced trading on the OTC Bulletin Board.

                                  MANAGEMENT

Executive Officers

   Below is the name and age of our sole executive officer and our Chairman of the Board as of March 31, 2002 and a brief description of their prior experience and qualifications.

   . David E. Bowe    Age 43. Mr. Bowe has served as the Chief Executive Officer since
                      August 2000, President since March 2000 and Chief Financial
                      Officer since September 1999. Mr. Bowe also served as an Executive
                      Vice President of the Company from September 1999 until March
                      2000.

                      See "Item 1.--Election of Directors" for the biography of Mr. Bowe.

   . James C. Leslie  Age 46, a director since July 2001 and Chairman of the Board since
                      March 2002.

                      See "Item 1.--Election of Directors" for the biography of Mr. Leslie.

Executive Compensation

   Summary compensation. The following table provides summary information concerning compensation paid by us to our Chief Executive Officer (the "named executive officer"). In 2001, no other person who served as an executive officer of Ascendant Solutions at any time during the year had total annual salary and bonus in excess of $100,000. In 2002, David E. Bowe's salary was reduced and he was awarded certain performance-based options and restricted stock, in part, in exchange for the reduction in salary to be paid to him. See "Compensation Committee Report--Chief Executive Compensation." For a list of our current executive officers, see "--Executive Officers."

                                                                 Long-Term
                                     Annual Compensation    Compensation Awards
                                   --------------------    ---------------------
                                        Salary   Bonus     Securities Underlying
Name and Principal Position(s)     Year  ($)      ($)           Options (#)
------------------------------     ---- ------- -------    ---------------------
David E. Bowe..................... 2001 200,000 270,000(1)             --
President, Chief Executive Officer 2000 181,419  75,000(2)        400,000
and Chief Financial Officer        1999  43,380      --            50,000

--------
(1) Represents amount of bonus paid under Mr. Bowe's Executive Retention Agreement dated May 11, 2001. See "Certain Relationships and Related Transactions."
(2) Represents $50,000 paid to Mr. Bowe in connection with the guaranteed bonus provisions of the employment agreement dated August 8, 2000. The remaining $25,000 represents bonus amounts paid to Mr. Bowe in fiscal 2000 for his service to the Company in 1999.

   Option Grants in Last Fiscal Year. There were no stock options granted to the named executive officer during the fiscal year ended December 31, 2001.

   Year-end option values. The named executive officer did not exercise any stock options during the year ended December 31, 2001. The following table provides information regarding the number of shares covered by both exercisable and unexercisable stock options as of December 31, 2001, and the values of "in-the-money" options, which values represent the positive spread between the exercise price of any such option and the fiscal year-end value of our common stock.

                        Number of securities     Value of the unexercised
                       underlying unexercised          in-the-money
                     options at fiscal year-end options at fiscal year-end
                     -------------------------- --------------------------
       Name          Exercisable  Unexercisable Exercisable  Unexercisable
       ----          -----------  ------------- -----------  -------------
       David E. Bowe   192,000       258,000        --            --

1999 Long-Term Incentive Plan

   Our 1999 Long-Term Incentive Plan, approved by the board of directors on May 12, 1999, and subsequently amended, currently provides for the issuance to qualified participants of up to 2,500,000 shares of our common stock pursuant to the grant of stock options. The purpose of our 1999 Long-Term Incentive Plan is to promote our interests and the interests of our stockholders by using investment interests in Ascendant Solutions, Inc. to attract, retain and motivate eligible persons, to encourage and reward their contributions to the performance of Ascendant Solutions and to align their interests with the interests of our stockholders. As of March 31, 2002, unexercised options to purchase 1,415,000 shares of common stock were outstanding, having a weighted average exercise price of $0.27 per share, under the 1999 Long-Term Incentive Plan. Of these, options to purchase 10,000 shares of common stock are intended to qualify as Incentive Stock Options under Section 422 of the Code. The remaining options to purchase 1,405,000 shares of common stock are nonqualified stock options.

2002 Equity Incentive Plan

   The board of directors adopted the 2002 Equity Incentive Plan on March 14, 2002, which is subject to approval by the stockholders at the 2002 Annual Meeting. The 2002 Equity Incentive Plan is further discussed in Item 3 of this proxy statement.

401(k) Plan

   The 401(k) Plan was terminated during 2001. In April 2001, we entered into an agreement with Administaff Companies, Inc. to provide personnel management services to us. Our employees are eligible to participate in Administaff's 401(k) plan.

Employment Contracts

   On May 11, 2001, we entered into an Executive Retention Agreement with David
E. Bowe, which such agreement superseded and terminated his prior Employment Agreement with us dated August 8, 2000. The Executive Retention Agreement terminated on December 31, 2001. See "Certain Relationships and Related Transactions" and "Compensation Committee Report--Chief Executive Officer Compensation."

Compensation Committee Interlocks and Insider Participation

   The board of directors has appointed a Compensation Committee consisting of Jonathan R. Bloch, Richard L. Bloch and Melissa F. Crane. The Compensation Committee had no formal meetings during 2001; instead the full board performed those functions. The Compensation Committee studies, advises and consults with management respecting the compensation of our officers, and administers our stock-based compensation plans. It also recommends for the board's consideration any plan for additional compensation that it deems appropriate. During the last fiscal year, no executive officer or employee of Ascendant Solutions served as a member of the Compensation Committee.

Certain Relationships and Related Transactions

   On July 24, 2001, James C. Leslie and CLB Partners, Ltd. purchased an aggregate 5,000,000 shares of the Company's common stock at $0.08 per share from Norman Charney (former Chairman and Chief Executive

Officer) and CCLP, Ltd., a Texas limited partnership, of which David Charney (son of Norman Charney) is the sole general partner, for an aggregate purchase price of $400,000.

   On July 24, 2001, James C. Leslie, Richard L. Bloch, Will Cureton, and CLB, entered into a Voting Agreement. Pursuant to the Voting Agreement, the parties agreed to vote all of the shares of stock of the Company held by them in the manner designated by the affirmative vote of at least a majority of Messrs. Leslie, Bloch and Cureton, each with one vote, subject to certain other provisions set forth in the Voting Agreement.

   After the Company reviewed its preliminary operating results for the first quarter of 2001, as well as the overall economic and market environment for e-commerce businesses, the Company determined that the capital requirements under its existing business plan for fiscal year 2001 were greater than the capital resources then currently available. As a result, in May 2001, the Company reduced the size and scope of its operations and implemented a plan to preserve assets and reduce its expenditures, liabilities and commitments. In connection with this action, the Company effected a reduction in workforce, whereby 58 employees were terminated during May and June 2001. Additional reductions in personnel and overhead were made throughout the remainder of 2001. The Company effected a 98% reduction in its workforce through December 31, 2001. The Company currently has two remaining full time employees.

   In connection with the Company's implementation of its plan to preserve assets, the Company entered into an Executive Retention Agreement with Mr. Bowe on May 11, 2001 in which the Company agreed to pay to Mr. Bowe an initial retention bonus in the amount of $125,000 and an aggregate monthly base salary of $16,666 per month. In addition to the initial retention bonus and the base salary, the Company agreed to pay to Mr. Bowe a monthly retention bonus in the amount of $20,715 per month. Pursuant to the terms of the Executive Retention Agreement, Mr. Bowe and the Company also agreed to release each other from all potential claims. The Executive Retention Agreement terminated on December 31, 2001. See "Compensation Committee Report--Chief Executive Officer Compensation."

   On March 14, 2002, in an attempt to further align the interests of management and members of its Board of Directors with its stockholders, the Company granted to each of Jonathan R. Bloch, Richard L. Bloch and Melissa F. Crane, each directors of the Company, options to purchase 75,000 shares of common stock under the Company's 1999 Long-Term Incentive Plan for an exercise price of $0.24 per share. Jonathan R. Bloch was also granted an additional 150,000 shares of common stock under such plan for an exercise price of $0.24 per share. In addition, the Company granted an aggregate 1,000,000 performance-based options under its 1999 Long-Term Incentive Plan, 400,000 to James C. Leslie, Chairman of the Board and 600,000 to David E. Bowe, President and Chief Executive Officer and director of the Company for an exercise price of $0.24 per share. These management options, having an exercise price of $0.24 per share, are intended to provide an incentive to management by vesting upon achievement of certain levels of cash flow generated by the Company. Additionally, in March 2002, the Board of Directors authorized the cancellation of an aggregate 450,000 options previously granted to Mr. Bowe in consideration for the issuance of 425,000 shares of restricted stock under the Company's 2002 Equity Incentive Plan. The award of performance-based options and restricted stock to Mr. Bowe and the award of performance-based options to Mr. Leslie was made, in part, in exchange for a reduction of salary paid to Mr. Bowe and for a nominal salary to be paid to Mr. Leslie for his service as Chairman of the Board.

   The Company intends to occupy new lease space starting in May 2002 in a building owned by a partnership in which James C. Leslie, the Company's Chairman of the Board, has a controlling interest. The Company believes that such lease arrangement has been on terms no less favorable to the Company than could have been obtained in a transaction with an independent third party.

   In September 2001, the Company paid The Staubach Company, of which James C. Leslie is the former President and Chief Operating Officer, $71,500 for real estate services rendered in connection with the negotiation and termination of the lease for the Company's previous corporate office. The Company believes that such services were on terms no less favorable to the Company than could have been obtained in a transaction with an independent third party.

                         COMPENSATION COMMITTEE REPORT

   Ascendant Solutions' executive compensation program is administered by the Compensation Committee of the Board of Directors. The Compensation Committee, which is composed of non-employee directors, is responsible for approving and reporting to the Board on all elements of compensation for the elected corporate officers.

General

   In May 2001, the Company reduced the size and scope of its operations and implemented a plan to preserve assets and reduce its expenditures, liabilities and commitments. In connection with this action, the Company effected a reduction in workforce throughout the remainder of fiscal 2001 with the result that David E. Bowe, President, Chief Executive Officer and Chief Financial Officer, was the sole executive officer serving throughout fiscal year 2001. Because Mr. Bowe's compensation was approved by the entire Board of Directors in 2001, the Compensation Committee did not meet during the fiscal year 2001. Executive compensation packages for former executive officers who have since left the Company were determined pursuant to previously approved employment agreements and our existing policies.

   In December 2001, the Company revised its strategic direction to seek acquisition possibilities throughout the United States to make acquisitions or enter into other business endeavors. In connection with this action, the Company will evaluate its need to hire additional executive officers in fiscal 2002. To the extent that the Company makes a determination to hire additional executive officers, a compensation package will be offered that is consistent with the policies of the Compensation Committee. The general policies of the Compensation Committee are set forth below.

Compensation Policy

   Base Salary. Our goal is to attract, retain and reward a highly competent and productive employee group. Currently, David E. Bowe is our sole executive officer. See "Chief Executive Officer Compensation" below for a discussion of Mr. Bowe's compensation package. We expect that any future executive officers of the Company would be eligible to receive compensation packages that include a mix of base salary and long-term incentive opportunities and other employee benefits. Changes in compensation are typically based on the individual's performance, Ascendant Solutions' financial performance, and the competitive marketplace. Currently, we do not utilize any formal mathematical formulae or objective thresholds in determining base salary adjustments. We believe that strict formulae restrict flexibility and are too rigid as the Company continues working through its asset preservation plan and acquisition and other business strategies.

   1999 Long-Term Incentive Plan. The purpose of the 1999 Long-Term Incentive Plan is to promote our interests and the interests of our stockholders by using common stock to attract, retain and motivate eligible persons, to encourage and reward their contributions to the performance of Ascendant Solutions, and to align their interests with the interests of our stockholders. Our directors, officers, employees, consultants and advisors are eligible to receive grants under this plan. With respect to all of our employees other than directors and executive officers, the Compensation Committee has the authority to administer the plan, including the discretion to determine which eligible persons will be granted stock options, the number of shares subject to options, the period of exercise of each option and the terms and conditions of such options. The entire board of directors administers the plan for directors and executive officers.

   2002 Equity Incentive Plan. The 2002 Equity Incentive Plan was approved by the Board on March 14, 2002 and is subject to a stockholder approval at this Annual Meeting. The purpose of the Equity Incentive Plan is to provide a means by which selected employees of and consultants to the Company and its subsidiaries may be given an opportunity to acquire an equity interest in Ascendant Solutions. Our employees, officers, directors, consultants and other persons deemed to have contributed or to have the potential to contribute to our success.

The Equity Incentive Plan is administered by our Compensation Committee. If from time to time no Compensation Committee is so designated, then the Equity Incentive Plan will be administered by the Board.

Executive Compensation

   Because of the Company's reduction in workforce in 2001, David E. Bowe was the sole executive officer serving throughout fiscal year 2001. See "Chief Executive Officer Compensation" below for a discussion of Mr. Bowe's compensation package.

   In March 2002, the Board of Directors appointed James C. Leslie to serve as the Chairman of the Board. In connection with such service, Mr. Leslie will be paid an annual salary of $50,000 and will receive 400,000 performance-based options under the Company's 1999 Long-Term Incentive Plan. The award of options to Mr. Leslie was made, in part, in exchange for a nominal salary to be paid to Mr. Leslie for his services as Chairman of the Board.

Chief Executive Officer Compensation

   In connection with the Company's implementation of its plan to preserve assets, the Company entered into an Executive Retention Agreement with David E. Bowe, President, Chief Executive Officer, and Chief Financial Officer, on May 11, 2001 in which the Company agreed to continue to pay a salary of approximately $200,000 and retention bonuses of approximately $270,000 in return for Mr. Bowe's service during the Company's implementation of such plan. The Executive Retention Agreement terminated on December 31, 2001. No grants of stock options were made during fiscal 2001 to Mr. Bowe pursuant to the 1999 Long-Term Incentive Plan.

   Mr. Bowe's salary is not currently covered by an employment agreement but on March 14, 2002, the Board approved a salary in the amount of $118,750 be paid to Mr. Bowe during 2002 in order that Mr. Bowe continue his efforts with the Company's asset preservation plan and acquisition and other business strategies on behalf of the Company. In addition, in an attempt to further align the interests of management and members of the Board of Directors with the Company's stockholders, the Company granted to Mr. Bowe 600,000 performance-based options under its 1999 Long-Term Incentive Plan for an exercise price of $0.24 per share and 425,000 shares of restricted stock under the Company's 2002 Equity Incentive Plan. The award of these performance-based options and restricted stock to Mr. Bowe was made, in part, in exchange for a reduction in salary paid to Mr. Bowe.

Company Policy on Qualifying Compensation

   The Board of Directors periodically reviews the applicability of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which disallows a tax deduction for compensation to an executive officer in excess of $1.0 million per year. In connection with the Board's periodical review of the potential consequences of Section 162(m), the Board may, in the future, structure the performance-based portion of its executive officer compensation to comply with certain exemptions provided in Section 162(m).

   The information contained in the Compensation Committee Report shall not be deemed to be "soliciting material" or to be "filed" with SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into such filing.

                            Compensation Committee

                               Jonathan R. Bloch
                               Richard L. Bloch
                               Melissa F. Crane

                            AUDIT COMMITTEE REPORT

   The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors and operates under a written charter adopted by the Board of Directors. Each of the Audit Committee members satisfies the definition of independent director as established in the NASDAQ Stock Exchange Listing Standards.

   Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

   The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. The committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61. The Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board No. 1, which included the independent auditors' non-audit related tax work, and has discussed with the independent auditors the auditor's independence from management and the Company.

   The committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The committee held one meeting during the fiscal year ended 2001.

   In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission. The committee and the board of directors have also recommended the selection of the Company's independent auditors.

   In accordance with the rules of the Securities and Exchange Commission, the foregoing information, which is required by paragraphs (a) and (b) of Regulation S-K Item 306, shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to the Commission's Regulation 14A, other than as provided in that Item, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Audit Fees

   For the year ended December 31, 2001, Ernst & Young LLP, the Company's independent public accountants, billed the Company an aggregate $63,500 for professional services rendered for the audit of the Company's financial statements for such period and the reviews of the financial statements included in the Company's Quarterly Reports on Forms 10-Q during such period.

Financial Information Systems Design and Implementation Fees.

   There were no financial information systems design and implementation services rendered for the year ended December 31, 2001.

All Other Fees

   For the year ended December 31, 2001, Ernst & Young LLP billed the Company an aggregate $39,075 for all other services not described above under the captions "Audit Fees" and "Financial Information Systems Design and Implementation Fees" during such period.

   The Audit Committee has determined that the provision of the services covered in the preceding paragraphs of this section is compatible with maintaining the independence of Ernst & Young LLP.

                                Audit Committee

                               Jonathan R. Bloch
                               Richard L. Bloch
                               Melissa F. Crane

                               PERFORMANCE GRAPH

   The following performance graph compares the performance of the Ascendant Solutions common stock to the Nasdaq Market Index and an industry peer group, selected in good faith, for the period from November 11, 1999, the first day of trading for our shares, through December 31, 2001. The graph assumes that the value of the investment in our common stock and each index was $100.00 at November 11, 1999, and that all dividends were reinvested. We have not paid any dividends. Performance data is provided for the last trading day closest to each calendar year end.

   On May 11, 2001 Ascendant Solutions' stock was delisted from The Nasdaq National Market for failure to satisfy the minimum bid price requirement for continued listing set forth in Marketplace Rule 4450(a) or (b) and commenced trading on the OTC Bulletin Board.

                Comparison of 25 Month Cumulative Total Return*
                       Among Ascendant Solutions, Inc.,
             The NASDAQ Stock Market (U.S.) Index and a Peer Group

                      [CHART]

               ASCENDANT    NASDAQ STOCK
           SOLUTIONS, INC.  MARKET (U.S.)  PEER GROUP
           ---------------  -------------  ----------
11/10/99      $100.00          $100.00      $100.00
12/99         $221.88          $145.87      $128.65
12/2000         $3.51           $36.55       $77.42
12/2001         $1.81           $21.47       $61.40

--------
* $100 Invested on 11/10/99 in stock or index including reinvestment of dividends. Fiscal year ending December 31.

                           November 11, December 31, December 31, December 31,
 Company                       1999         1999         2000         2001
 -------                   ------------ ------------ ------------ ------------
 Ascendant Solutions, Inc.     $100       $221.88       $ 3.51       $ 1.81
 Peer Group (1)...........     $100       $128.65       $77.42       $61.40
 Nasdaq Market Index......     $100       $145.87       $36.55       $21.47

--------
(1) The peer group selected by us for this comparison (Media General Industry Group 852) consists of 170 Internet software and services companies.

                                    ITEM 2.
            AMENDMENT TO 1999 LONG-TERM INCENTIVE PLAN, AS AMENDED

General

   Our 1999 Long-Term Incentive Plan ("1999 Plan") currently provides for the issuance to qualified participants of up to 2,500,000 shares of our common stock pursuant to the grant of stock options. The purpose of our 1999 Plan is to promote our interests and the interests of our stockholders by using investment interests in Ascendant Solutions to attract, retain and motivate eligible persons to encourage and reward their contributions to the performance of Ascendant Solutions and to align their interests with the interests of our stockholders.

   Qualified participants include directors, officers, employees, consultants and advisors of Ascendant Solutions. As of April 2, 2002, approximately six persons are eligible to participate in the 1999 Plan and they have been granted options to purchase an aggregate 1,395,000 shares under the 1999 Plan.

Amendment to the Plan

   In March 2002, our board of directors approved, subject to stockholder approval, an amendment to our 1999 Plan intended to enhance the flexibility of the administrators in granting stock options to our employees and to preserve our tax deductions on stock options as permitted by Section 162(m) of the Code. The amendment increased the maximum number of shares that may be covered by options granted to a plan participant in any calendar year from 450,000 shares to 750,000 shares. The board of directors adopted this amendment to ensure that we can continue to grant stock options to employees at levels determined appropriate by the plan administrators.

   Section 162(m) of the Code generally denies a corporate income tax deduction to publicly held corporations for taxable compensation paid to the chief executive officer and the four other highest paid officers of the corporation to the extent that individual compensation paid exceeds $1.0 million. Gains on the exercise of a stock option may be considered compensation subject to
Section 162(m). An exception to this tax law applies for compensation that is considered "performance based." For purposes of the exception, gains on stock options (that we granted with a fair market value exercise price) that are granted pursuant to a plan that limits the number of shares of the corporation's common stock that are covered by a stock option granted in any one year may be considered performance based. Our 1999 Plan currently limits the number of shares of common stock that may be issued pursuant to a stock option in any one calendar year to 450,000 shares. The amendment proposes to increase this limit to 750,000 shares.

   We granted a nonqualified stock option to David E. Bowe, our President and Chief Executive Officer, on March 14, 2002 that is exercisable for 600,000 shares, which exceeds the 450,000 share limitation previously contained in our 1999 Plan. This option carries an exercise price of $0.24 and vests over a period of six years to be accelerated upon a change of control or upon the occurrence of the events set forth in the agreement governing the grant. These options were granted pursuant to the terms of our 1999 Plan and 150,000 of such options have been specifically conditioned on the receipt of stockholder approval to this Item 2 prior to the vesting of that portion of the option. To the extent stockholder approval is not timely obtained, 150,000 shares of the grant shall be deemed withdrawn and the options forfeited. Inclusion of this risk of forfeiture ensures continued compliance with Section 162(m), notwithstanding the fact that such grant exceeded the 450,000 share limitation. If the stockholders approve this Item 2 at the Special Meeting, any gains on the executive options will continue to be considered performance based for purposes of Section 162(m).

Material Terms

   The material terms of our 1999 Plan are outlined below:

   Administration.  Our Compensation Committee (currently comprised of Jonathan
R. Bloch, Richard L. Bloch and Melissa F. Crane) is authorized to administer the 1999 Plan with respect to all persons not classified as

Section 16 insiders of Ascendant Solutions and/or persons subject to the limitations imposed by Section 162(m) of the Code and has discretion to determine which eligible persons will be granted stock options, the number of shares subject to options, the period of exercise of each option and the terms and conditions of such options. The board of directors, in its sole discretion, may appoint a separate committee of the board of directors to administer the 1999 Plan for (1) persons who are Section 16 insiders (generally, all directors and executive officers of the Company) for purposes of ensuring compliance with the profit disgorgement rules of Section 16 applicable to such persons and/or
(2) persons who are subject to Section 162(m) of the Code (the chief executive officer and the four other highest paid officers of the Company) for purposes of ensuring that any grants of stock options to such persons are deemed "performance based."

   Stock Options. Under the 1999 Plan, we may grant incentive stock options ("Incentive Stock Options") or nonqualified stock options ("Nonqualified Stock Options"). However, only our employees are eligible to receive Incentive Stock Options. A stock option may have a term of not more than ten years. The administrators of our 1999 Plan determine the exercise price per share for each option which cannot be less than the fair market value of our common stock on the date of the grant. In the case of an Incentive Stock Option granted to an employee who, at the time of the grant, owns common stock with more than 10% of the total combined voting power of our outstanding common stock, the exercise price per share of common stock cannot be less than 110% of the fair market value of our common stock on the date of grant. The fair market value of our common stock is the average of the high and low sales prices on the OTC Bulletin Board.

   Effect of Termination. Generally, if a participant's service to us is terminated for reasons other than just cause dismissal, retirement, permanent disability or death, then the participant's options, whether or not vested, shall expire and become unexercisable as of the earlier of the date the options would expire in accordance with their terms had the participant remained in our service, or 30 days after the date of employment or relationship termination. Upon retirement, permanent disability or death, the participant's unexercised options shall, whether or not vested, expire and become unexercisable as of the earlier of the date the options would expire in accordance with their terms had the participant remained in our service, or 90 days after the date of employment or relationship termination. In the event of a just cause dismissal of a participant, all of such participant's options, whether or not vested, shall expire and become unexercisable as of the date of such dismissal.

   Effect of a Change in Control. Our 1999 Plan provides that, in the event of certain changes of control involving the liquidation of Ascendant Solutions, the disposition of all or substantially all of our assets, certain reorganizations, mergers or consolidations of Ascendant Solutions or the acquisition by any person (other than Norm Charney (a former director) or the Staubach affiliated shareholders) of more than 50% of Ascendant Solutions' combined voting power, one of the following shall occur with respect to the plan and any unexercised options:

   . they may be assumed or substituted by the successor corporation;

   . our board of directors may provide for adjustments in the terms and conditions of the unexercised options, such as acceleration of their vesting or their automatic conversion into the underlying shares or other consideration; or

   . they shall automatically terminate, provided that any unexercised options shall be immediately exercisable prior to the change in control.

   Termination.  The 1999 Plan will terminate on May 12, 2009.

Federal Income Tax Consequences

   The following discussion of the principal federal income tax consequences of participation in the 1999 Plan is based on statutory authority, as well as judicial and administrative interpretations as of the date of this Proxy Statement, all of which are subject to change at any time (possibly with retroactive effect). As the law is technical and complex, the discussion below necessarily represents only a general summary. The 1999 Plan is not qualified under Section 401(a) of the Code.

   Incentive Stock Options. Incentive Stock Options granted under the 1999 Plan are intended to meet the definitional requirements of Section 422(b) of the Code for "incentive stock options."

   Any employee who receives an Incentive Stock Option does not recognize any taxable income upon the grant of such Incentive Stock Option. Similarly, the exercise of an Incentive Stock Option generally does not give rise to federal income tax to the employee, provided that (i) the federal "alternative minimum tax," which depends on the employees' particular tax situation, does not apply and (ii) the employee is employed by the Company from the date of grant of the option until 3 months prior to the exercise thereof, except where such employment terminates by reason of disability (where the 3 month period is extended to 1 year) or death (where this requirement does not apply). If an employee exercises an Incentive Stock Option after these requisite periods, the Incentive Stock Option will be treated as a Nonqualified Stock Option and will be subject to the rules set forth below under the caption "Nonqualified Stock Options."

   Further, if after exercising an Incentive Stock Option, an employee disposes of the shares so acquired more than two years from the date of grant and more than one year from the date of receipt of the shares upon exercise of such Incentive Stock Option (the "applicable holding period"), the employee will normally recognize a capital gain or loss equal to the difference, if any, between the amount received for the shares and the employee's tax basis in such shares.

   If, however, an employee does not hold the shares so acquired for the applicable holding period, thereby making a "disqualifying disposition," the employee would realize ordinary income on the excess of the fair market value of the shares at the time the Incentive Stock Option was exercised over the exercise price and the balance, if any, would be short-term or long-term capital gain depending on the length of the employee's holding period and provided that the employee held such shares as a capital asset at such time. If the sales price of the stock sold in a disqualifying disposition is less than its fair market value on the exercise date, the ordinary income is limited to the amount of the gain (if any) realized on the sale. If the sales price of the stock sold in a disqualifying disposition is less than the exercise price, the employee will recognize a capital loss.

   An employee who exercises an Incentive Stock Option by delivering shares previously acquired pursuant to the exercise of an Incentive Stock Option is treated as making a "disqualifying disposition" of his or her shares if the employee delivers them before the expiration of their applicable holding period. Upon the exercise of an Incentive Stock Option with previously-acquired shares as to which no disqualifying disposition occurs, despite some uncertainty, it appears that the employee would not recognize gain or loss with respect to such previously-acquired shares.

   Nonqualified Stock Options. Nonqualified Stock Options granted under the 1999 Plan are options that do not qualify as Incentive Stock Options. An individual who receives a Nonqualified Stock Option generally will not recognize any taxable income upon the grant of such Nonqualified Stock Option. However, the individual generally will recognize ordinary income upon exercise of a Nonqualified Stock Option in an amount equal to the excess of (i) the fair market value of the shares at the time of exercise over (ii) the exercise price.

   The ordinary income recognized with respect to the receipt of shares upon exercise of a Nonqualified Stock Option will be subject to both wage withholding and employment taxes.

   As a result of Section 16(b) of the Exchange Act, any individual who is an officer or director of the Company or a beneficial owner of more than ten percent (10%) of any class of equity securities of the Company should consult with his or her tax advisor as to whether the timing of income recognition is deferred for any period following the exercise of a Nonqualified Stock Option (i.e., the "Deferral Period"). Absent an election pursuant to Section 83(b) of the Code filed with the Internal Revenue Service within 30 days after the date of transfer of such shares pursuant to the option (the "Section 83(b) election"), recognition of income by such an individual will be deferred until the expiration of the Deferral Period, if any.

   An individuals' tax basis in the shares received on exercise of a Nonqualified Stock Option will be equal to the amount of any cash paid on exercise, plus the amount of ordinary income recognized by such individual as a result of the receipt of such shares. The holding period for such shares would begin just after the transfer of the shares or, in the case of an officer, director or beneficial owner of more than 10% of any class of equity securities of the Company who does not make a Section 83(b) election, just after the expiration of the Deferral Period, if any.

   If an individual exercises a Nonqualified Stock Option by delivering shares to the Company, other than shares previously acquired pursuant to the exercise of an Incentive Stock Option which is treated as a "disqualifying disposition" as described above, the individual will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the individual's tax basis. The individual, however, will be taxed as described above with respect to the exercise of the Nonqualified Stock Option as if he or she had paid the exercise price in cash. So long as the individual receives a separate identifiable stock certificate therefor, the tax basis and the holding period for that number of shares received on such exercise that is equal to the number of shares surrendered on such exercise will be equal to the tax basis and include the holding period of those shares surrendered. The individual's tax basis and holding period for the additional shares received on exercise of a Nonqualified Stock Option paid for, in whole or in part, with shares will be the same as if the individual had exercised the Nonqualified Stock Option solely for cash.

   Upon a change of control of the Company, some or all of the then-outstanding stock options may immediately become exercisable. In general, if the total amount of payments to an individual that are contingent upon a "change of control" of the Company (as defined in Section 280G of the Code), including payments under the 1999 Plan that vest upon a change of control, equals or exceeds three times the individual's "base amount" (generally, such individual's average annual compensation for the five complete years preceding the "change of control"), then, subject to certain exceptions, the payments may be treated as "parachute payments" under the Code, in which case the individual would be subject to a 20% excise tax on a portion of such payments.

   Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1.0 million for a covered employee. It is possible that compensation attributable to awards previously granted or granted in the future under the 1999 Plan, combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

New Plan Benefits

   Because the modifications proposed to be made to the 1999 Plan do not, in and of themselves, affect the number or dollar value of the benefits to be received by participants thereunder, it is not possible to determine the dollar value or the number of shares that will be received under the plan as so amended. During the fiscal year ended December 31, 2001, we granted an aggregate 335,000 options to purchase common stock to certain executive officers, not including David E. Bowe (who did not receive any grants during such fiscal year), and all of such options have terminated. For illustrative purposes only, the following chart provides information concerning options granted to certain groups from the end of the last fiscal year through March 31, 2002. See "Certain Relationships and Related Transactions."

                         1999 Long-Term Incentive Plan

                                                                              Range of Exercise Shares Underlying
Name and Position                                                                  Prices            Options
-----------------                                                             ----------------- -----------------
David E. Bowe................................................................       $0.24             600,000
 President and Chief Executive Officer

All current executive officers as a group....................................       $0.24           1,000,000(1)

All current directors who are not executive officers, as a group.............       $0.24             375,000(2)

All employees, including all current officers who are not executive officers,
  as a group.................................................................       $0.24              10,000

--------
(1) Includes the Chairman of the Board
(2) Does not include the Chairman of the Board

   The 1999 Plan, as amended, has been attached as Exhibit A to this Proxy Statement and incorporated herein by reference.

   The board of directors recommends that stockholders vote FOR Item 2.

                                    ITEM 3.
                          2002 EQUITY INCENTIVE PLAN

   The 2002 Equity Incentive Plan ("Equity Incentive Plan"), which was adopted and approved prior to the date hereof by the board of directors, is required to be submitted for stockholder approval at the Annual Meeting. The board of directors unanimously approved the adoption of the Equity Incentive Plan.

   The Equity Incentive Plan is intended to provide a means by which employees, officers, directors, and consultants of Ascendant Solutions and its subsidiaries may be given an opportunity to acquire an equity interest in Ascendant Solutions. We, by means of the Equity Incentive Plan, will seek to retain the services of persons who are or become employees of or consultants to Ascendant Solutions and its subsidiaries, and to provide incentives for such persons to exert maximum efforts for the success of Ascendant Solutions and its subsidiaries.

Material Terms

   Administration. The Equity Incentive Plan is administered by our Compensation Committee. The Compensation Committee will have two or more members, each of whom will be an "outside director" within the meaning of Treasury Regulation Section 1.162-27(e)(3). In addition, such committee members will also be non-employee directors within the meaning of Rule 16b-3 promulgated under the Exchange Act. If from time to time no Compensation Committee is so designated, then the Equity Incentive Plan will be administered by the board of directors. The Committee has full authority, subject to the provisions of the Equity Incentive Plan, to award (i) stock options, (ii) stock appreciation rights, (iii) restricted stock, (iv) deferred stock, (v) stock reload options and/or (vi) other stock-based awards (collectively, "Awards").

   Subject to the provisions of the Equity Incentive Plan, the Committee determines, among other things, the persons to whom from time to time Awards may be granted ("Holders"), the specific type of Awards to be granted (e.g., stock option, restricted stock, etc.), the number of shares subject to each Award, share prices, any restrictions or limitations on such Awards and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to such Awards. The interpretation and construction by the Compensation Committee of any provisions of, and the determination of any questions arising under the Equity Incentive Plan or any rule or regulation established by the Compensation Committee pursuant to the Equity Incentive Plan will be final, conclusive and binding on all Holders of Awards.

   Shares Subject to the Equity Incentive Plan, General Terms. The Equity Incentive Plan authorizes the granting of Awards which would allow up to an aggregate 2,000,000 shares of common stock to be acquired by the Holders and provides that a maximum of 1,500,000 shares of common stock may be issued to any one Holder. In order to prevent the dilution or enlargement of the rights of Holders under the Equity Incentive Plan, the number of shares of common stock authorized by the Equity Incentive Plan is subject to adjustment by the board of directors in the event of any increase or decrease in the number of shares of outstanding common stock resulting from a stock split, reverse stock split, stock dividend, combination, reclassification, merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the common stock. If any shares granted under the Equity Incentive Plan are forfeited or terminated, such shares will again be available for distribution in connection with Awards subsequently granted under the Equity Incentive Plan.

   Eligibility. Subject to the provisions of the Equity Incentive Plan, Awards may be granted to employees, officers, directors, and consultants who are deemed to have rendered or to be able to render services to us or our subsidiaries and are deemed to have contributed or to have the potential to contribute to the our success. Incentive Stock Options may be awarded only to persons who, at the time of such awards, are employees of Ascendant Solutions or its subsidiaries.

Types of Awards

   Stock Options. Options granted under the Equity Incentive Plan may be either options that are intended to qualify for treatment as "incentive stock options" under Section 422 of the Code or options that do not so qualify. Options may be granted under the Equity Incentive Plan to any person who is an officer or other employee (including an officer or other employee who is also a director) or consultants of the Company or any of its subsidiaries. The exercise price of Incentive Stock Options must be at least the fair market value of a share of the common stock on the date of grant (and not less than 110% of the fair market value in the case of an Incentive Stock Option granted to a Holder owning 10% or more of the common stock). The exercise price of Nonqualified Stock Options may be less than 100% of the fair market value of a share of the common stock on the date of grant.

   The term of an option may not exceed ten years (five years in the case of an Incentive Stock Option granted to a Holder owning 10% or more of the common stock). However, options may be granted that provide that at any time after the date of the grant of the option, in the event of (i) any person or group of persons becoming for the first time the beneficial owner, directly or indirectly, of more than 50% of the total voting stock of the Company, other than as a result of a transfer or series of related transfers of voting stock from a person or group of persons who immediately prior to such transfer or transfers was the beneficial owner, and who after giving effect to such transfer or transfers continues to be the beneficial owner, of more than 50% of the voting stock of the Company; (ii) a merger or consolidation of the Company as a result of which the holders of all of the voting stock of the Company prior to such event do not continue to hold either directly or indirectly at least a majority of the Company voting stock after such event, (iii) a sale of all or substantially all of the assets of the Company to any person or group of persons other than to a person or group of persons which owns a majority or more of common stock of the Company or to a subsidiary of the Company or (iv) certain changes in the majority of the board of directors of the Company during any 12 consecutive month period any portion of which is after the date of the grant of the option, the option may be exercised in whole or in part without regard to any provisions thereof. The accelerated vesting of outstanding options upon the occurrence of such a "change of control" transaction could have the effect of delaying, deferring, or preventing a change in control of the Company.

   Stock Appreciation Rights. The Compensation Committee may grant Stock Appreciation Rights ("SARs" or singularly "SAR") in conjunction with all or part of any option granted under the Equity Incentive Plan or may grant SARs on a free-standing basis. In conjunction with Nonqualified Stock Options, SARs may be granted either at or after the time of the grant of such Nonqualified Stock Options. In conjunction with Incentive Stock Options, SARs may be granted only at the time of the grant of such Incentive Stock Options. A SAR entitles the Holder thereof to receive an amount (payable in cash and/or common stock, as determined by the Compensation Committee) equal to the fair market value of one share of common stock over the SAR price or the exercise price of the related option, multiplied by the number of shares subject to the SAR.

   Restricted Stock Awards. The Compensation Committee may award shares of restricted stock ("Restricted Stock") either alone or in addition to other Awards granted under the Equity Incentive Plan. The Compensation Committee shall determine the restricted period during which the shares of stock may be forfeited if, for example, the Holder's employment is terminated. In order to enforce the forfeiture provisions, the Equity Incentive Plan requires that all shares of Restricted Stock awarded to the Holder remain in the physical custody of the Company until the restrictions on such shares have terminated.

   Deferred Stock. The Compensation Committee may award shares of deferred stock ("Deferred Stock") either alone or in addition to other Awards granted under the Equity Incentive Plan. The Compensation Committee shall determine the deferral period during which time the receipt of the stock is deferred. The Award may specify, for example, that the Holder must remain employed by the Company during the entire deferral period in order to be issued the stock.

   Stock Reload Options. The Compensation Committee may grant Stock Reload Options in conjunction with any option granted under the Equity Incentive Plan. In conjunction with Incentive Stock Options, Stock Reload

Options may be granted only at the time of the grant of such Incentive Option. In conjunction with Nonqualified Stock Options, Stock Reload Options may be granted either at or after the time of the grant of such Nonqualified Stock Options. A Stock Reload Option permits a Holder who exercises an option by delivering already owned stock (i.e., the stock-for-stock method) to receive back from the Company a new option (at the current market price) for the same number of shares delivered to exercise the option, which new option may not be exercised until one year after it was granted and expires on the date the original option would have expired (had it not been previously exercised).

   Other Stock-Based Awards. The Compensation Committee may grant performance shares and shares of stock valued with reference to the performance of the Company, either alone or in addition to or in tandem with other Awards. Subject to the terms of the Equity Incentive Plan, the Compensation Committee has complete discretion to determine the terms and conditions applicable to any such stock-based awards. Such terms and conditions may require, among other things, continued employment and/or the attainment of specified performance objectives.

Director Fee Investment Option Grant Program

   The Board has complete discretion in implementing the director fee investment option grant program for one or more calendar years in which non-employee directors may participate. As a condition to such participation, each non-employee director must, prior to the start of the calendar year of participation, file with the Company's Chief Financial Officer an election directing us to apply all or a portion of his or her cash retainer fee for the upcoming calendar year to the acquisition of an option grant under the program.

   Each non-employee director who files such a timely election will automatically be granted a Nonqualified Stock Option on the first trading day in January of the calendar year for which that retainer fee election is to be in effect.

   The number of shares subject to each such option will be determined by dividing the amount of the retainer fee for the calendar year to be applied to the program by two-thirds of the fair market value per share of our common stock on the grant date, and the exercise price will be equal to one-third of the fair market value of the option shares on the grant date. As a result, the total spread on the option shares at the time of grant (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will be equal to the portion of the retainer fee that optionee has elected to be applied to the program. In effect, the portion of the annual retainer fee otherwise payable in cash serves as an immediate prepayment, as of the time of the option grant, of two-thirds of the then current market price of the shares of common stock subject to the option.

   The option will become exercisable in a series of 12 equal monthly installments upon the Holder's completion of each month of Board service in the calendar year for which such retainer fee election is in effect and may be subject to full and immediate vesting upon certain changes of control. Each option shall have a maximum term of ten years measured from the grant date.

   We have not yet implemented the director fee investment option grant program.

Term and Termination of the Equity Incentive Plan

   The Equity Incentive Plan became effective upon approval of the plan by the Board of Directors on March 14, 2002 (the "Effective Date"); provided that the continuance of the plan is conditioned on receipt of stockholder approval at the Annual Meeting. Unless terminated by the board of directors, the Equity Incentive Plan shall continue to remain effective until such time as no further Awards may be granted and all Awards granted under the Equity Incentive Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may only be made during the ten-year period following the Effective Date.

Amendments to the Plan

   The Equity Incentive Plan provides that the board of directors may amend or terminate the Equity Incentive Plan in any respect whatsoever, provided that any such amendment or termination will not affect Awards previously granted. If required by Rule 16b-3 under the Exchange Act, or any Code or NASD requirements, the board of directors will not amend or terminate the Equity Incentive Plan without stockholder approval.

Federal Income Tax Consequences

   The following discussion of the principal federal income tax consequences of participation in the Equity Incentive Plan is based on statutory authority, as well as judicial and administrative interpretations as of the date of this Proxy Statement, all of which are subject to change at any time (possibly with retroactive effect). As the law is technical and complex, the discussion below necessarily represents only a general summary. The Equity Incentive Plan is not qualified under Section 401(a) of the Code.

   Incentive Stock Options. Incentive Stock Options granted under the Equity Incentive Plan are intended to meet the definitional requirements of Section 422(b) of the Code for "incentive stock options."

   Any employee who receives an Incentive Stock Option does not recognize any taxable income upon the grant of such Incentive Stock Option. Similarly, the exercise of an Incentive Stock Option generally does not give rise to federal income tax to the employee, provided that (i) the federal "alternative minimum tax," which depends on the employees' particular tax situation, does not apply and (ii) the employee is employed by the Company from the date of grant of the option until 3 months prior to the exercise thereof, except where such employment terminates by reason of disability (where the 3 month period is extended to 1 year) or death (where this requirement does not apply). If an employee exercises an Incentive Stock Option after these requisite periods, the Incentive Stock Option will be treated as a Nonqualified Stock Option and will be subject to the rules set forth below under the caption "Nonqualified Stock Options."

   Further, if after exercising an Incentive Stock Option, an employee disposes of the shares so acquired more than two years form the date of grant and more than one year from the date of receipt of the shares upon exercise of such Incentive Stock Option (the "applicable holding period"), the employee will normally recognize a capital gain or loss equal to the difference, if any, between the amount received for the shares and the employee's tax basis in such shares.

   If, however, an employee does not hold the shares so acquired for the applicable holding period, thereby making a "disqualifying disposition," the employee would realize ordinary income on the excess of the fair market value of the shares at the time the Incentive Stock Option was exercised over the exercise price and the balance, if any, would be short-term or long-term capital gain depending on the length of the employee's holding period and provided that the employee held such shares as a capital asset at such time. If the sales price of the stock sold in a disqualifying disposition is less than its fair market value on the exercise date, the ordinary income is limited to the amount of the gain (if any) realized on the sale. If the sales price of the stock sold in a disqualifying disposition is less than the exercise price, the employee will recognize a capital loss.

   An employee who exercises an Incentive Stock Option by delivering shares previously acquired pursuant to the exercise of an Incentive Stock Option is treated as making a "disqualifying disposition" of his or her shares if the employee delivers them before the expiration of their applicable holding period. Upon the exercise of an Incentive Stock Option with previously-acquired shares as to which no disqualifying disposition occurs, despite some uncertainty, it appears that the employee would not recognize gain or loss with respect to such previously-acquired shares.

   Nonqualified Stock Options. Nonqualified Stock Options granted under the Equity Incentive Plan are options that do not qualify as Incentive Stock Options. An individual who receives a Nonqualified Stock Option generally will not recognize any taxable income upon the grant of such Nonqualified Stock Option. However, the individual generally will recognize ordinary income upon exercise of a Nonqualified Stock Option in an amount equal to the excess of (i) the fair market value of the shares at the time of exercise over (ii) the exercise price.

   The ordinary income recognized with respect to the receipt of shares upon exercise of a Nonqualified Stock Option will be subject to both wage withholding and employment taxes.

   As a result of Section 16(b) of the Exchange Act, any individual who is an officer or director of the Company or a beneficial owner of more than ten percent (10%) of any class of equity securities of the Company should consult with his or her tax advisor as to whether the timing of income recognition is deferred for any period following the exercise of a Nonqualified Stock Option (i.e., the "Deferral Period"). Absent an election pursuant to Section 83(b) of the Code filed with the Internal Revenue Service within 30 days after the date of transfer of such shares pursuant to the option (i.e., a "Section 83(b) election"), recognition of income by such an individual will be deferred until the expiration of the Deferral Period, if any.

   An individuals' tax basis in the shares received on exercise of a Nonqualified Stock Option will be equal to the amount of any cash paid on exercise, plus the amount of ordinary income recognized by such individual as a result of the receipt of such shares. The holding period for such shares would begin just after the transfer of the shares or, in the case of an officer, director or beneficial owner of more than 10% of any class of equity securities of the Company who does not make a Section 83(b) election, just after the expiration of the Deferral Period, if any.

   If an individual exercises a Nonqualified Stock Option by delivering shares to the Company, other than shares previously acquired pursuant to the exercise of an Incentive Stock Option which is treated as a "disqualifying disposition" as described above, the individual will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the individual's tax basis. The individual, however, will be taxed as described above with respect to the exercise of the Nonqualified Stock Option as if he or she had paid the exercise price in cash. So long as the individual receives a separate identifiable stock certificate therefor, the tax basis and the holding period for that number of shares received on such exercise that is equal to the number of shares surrendered on such exercise will be equal to the tax basis and include the holding period of those shares surrendered. The individual's tax basis and holding period for the additional shares received on exercise of a Nonqualified Stock Option paid for, in whole or in part, with shares will be the same as if the individual had exercised the Nonqualified Stock Option solely for cash.

   Upon a change of control of the Company, some or all of the then-outstanding stock options may immediately become exercisable. In general, if the total amount of payments to an individual that are contingent upon a "change of control" of the Company (as defined in Section 280G of the Code), including payments under the Equity Incentive Plan that vest upon a change of control, equals or exceeds three times the individual's "base amount" (generally, such individual's average annual compensation for the five complete years preceding the "change of control"), then, subject to certain exceptions, the payments may be treated as "parachute payments" under the Code, in which case the individual would be subject to a 20% excise tax on a portion of such payments.

   Stock Appreciation Rights. Recipients of SARs do not recognize income upon the grant of such rights. When a Holder elects to receive payment of a SAR, the Holder recognizes ordinary income in an amount equal to the cash and fair market value of the stock received.

   Restricted Stock Awards. In the absence of a Section 83(b) election, grantees of Restricted Stock do not recognize income at the time of the grant of such stock. When shares of Restricted Stock are no longer subject to a substantial risk of forfeiture, grantees recognize ordinary income in an amount equal to the fair market value of the stock less the amount paid, if any, for the stock. Alternatively, the recipient may elect under Section 83(b) to report the fair market value of the Restricted Stock as income on the date the stock is transferred to the recipient.

   Deferred Stock. A recipient of an award of Deferred Stock under the Equity Incentive Plan will be taxed at ordinary income rates on the fair market value of the award at the later of the time when the Deferred Stock is transferred to the recipient or when the recipient's rights in such Deferred Stock become vested.

   Stock Reload Options. A recipient who receives Stock Reload Options under the Equity Incentive Plan will be taxed on such options in the manner described above under the heading "Incentive Stock Options" or "Nonqualified Options," as appropriate. The recipient will not be taxed on the grant of the Stock Reload Options, but will be taxed upon their exercise or on a later sale of the underlying Stock, depending on the nature of the options.

   Other Stock-Based Awards. The tax consequences arising from the issuance of Other Stock-Based Awards will depend on the specific terms of the Award, but in most cases the recipient will be taxed at ordinary income rates on the fair market value of the Award at the later of the time when cash or stock is transferred to the recipient pursuant to the Award or when the recipient's rights in the subject of the Award become vested.

   Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1.0 million for a covered employee. It is possible that compensation attributable to awards previously granted or granted in the future under the Equity Incentive Plan, combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

New Plan Benefits

   The chart below shows the Incentive Awards that have been allocated to our named executive officer or Directors as a Group, our Executive Officers as a group, and all employees as a group excluding our executive officers.

             Ascendant Solutions, Inc. 2002 Equity Incentive Plan

Name and Position                                                                  Dollar Value ($) Number of Units
-----------------                                                                  ---------------- ---------------
David E. Bowe.....................................................................     $148,750         425,000(1)
 President, Chief Executive Officer and Chief Financial Officer

All current executive officers as a group.........................................     $148,750         425,000(1)

All current directors who are not executive officers, as a group..................     $      0               0

All employees, including all current officers who are not executive officers, as a
  group...........................................................................     $  3,500          10,000(2)

--------
(1) Represents shares of restricted stock that were issued in exchange for the cancellation of options to purchase an aggregate of 450,000 shares of common stock.
(2) Represents shares of restricted stock that were issued in exchange for the cancellation of options to purchase an aggregate of 10,000 shares of common stock.

   Except as set forth in the New Plan Benefits table above, there are no other awards that are presently proposed to be granted to any executive officers, other employees, or directors under the Equity Incentive Plan. The type, number, and value of additional awards that may be granted in the future under the Equity Incentive Plan are not yet determinable, however, for a discussion on the options granted to our officers, directors and employees during the fiscal year ended December 31, 2001, see Item 2. Amendment to 1999 Long-Term Incentive Plan, as amended--New Plan Benefits.

   See "--Certain Federal Income Tax Consequences" above for a discussion of the federal income tax consequences to the Company and optionees of the issuance and exercise of options or other awards under the Equity Incentive Plan.

   A copy of the Equity Incentive Plan is attached as Exhibit B to this Proxy Statement and incorporated herein by reference.

   The board of directors recommends that stockholders vote FOR Item 3.

                                    ITEM 4.
           RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

   The board of directors of Ascendant Solutions has appointed Ernst & Young LLP ("Ernst & Young") as independent auditors to examine our consolidated financial statements for the fiscal year ending December 31, 2002 and to render other professional services as required.

   We are submitting the appointment of Ernst & Young to stockholders to obtain your ratification. Ernst & Young has served as independent auditors to the company since inception. Representatives of Ernst &Young will be present at the meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to questions.

   The board of directors recommend that stockholders vote FOR Item 4.

                  ANNUAL MEETING ADVANCE NOTICE REQUIREMENTS

   Stockholder Proposals. Our bylaws provide that stockholder proposals and director nominations by stockholders may be made in compliance with certain advance notice, informational and other applicable requirements. With respect to stockholder proposals (concerning matters other than the nomination of directors), the individual submitting the proposal must file a written notice with the Secretary of Ascendant Solutions at 16250 Dallas Parkway, Suite 102, Dallas, Texas 75248 setting forth certain information, including the following:

   . a brief description of the business desired to be brought before the meeting and the reasons for conducting that business at the meeting;

   . the name and address of the proposing stockholder;

   . the number of shares of common stock beneficially owned by the proposing stockholder; and

   . any material interest of the proposing stockholder in such business.

   The notice must be received by the Secretary no later than December 26, 2002 (assuming that the Company's 2003 Annual Meeting of Stockholders is held on a date that is within 30 days from the date on which the 2002 Annual Meeting was held) for inclusion in the proxy statement and form of proxy relating to that meeting.

   Board Nominations. A stockholder may recommend a nominee to become a director of Ascendant Solutions by giving the Secretary of the Company (at the address set forth above) a written notice setting forth certain information, including the following:

   As to each person whom the stockholder proposes to nominate:

   . the name, age, business address and residence of the person;

   . the principal occupation or employment of the person;

   . the number of shares of common stock beneficially owned by the person; and

   . any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the rules of the SEC.

   As to the proposing stockholder:

   . the name and record address of the proposing stockholder; and

   . the number of shares of common stock beneficially owned by the proposing stockholder.

   Such nominations must be made pursuant to the same advance notice requirements for stockholder proposals set forth in the preceding section. We do not maintain a formal nominating committee.

   Generally. Our annual meetings are customarily held during May each year. Copies of our bylaws are available upon written request made to the Secretary of Ascendant Solutions at the above address. The requirements described above do not supersede the requirements or conditions established by the Securities and Exchange Commission for stockholder proposals to be included in our proxy materials for a meeting of stockholders. The chairman of the meeting may refuse to bring before a meeting any business not brought in compliance with applicable law and our bylaws.

                                 OTHER MATTERS

   The board of directors knows of no matters other than those described in this Proxy Statement which are likely to come before the Annual Meeting. If any other matters properly come before the Annual Meeting, or any adjournment thereof, the persons named in the accompanying form of proxy intend to vote the proxies in accordance with their best judgment, and in accordance with Rule 14a-4 promulgated under the Exchange Act.

   In addition, pursuant to Rule 14a-4 of the Exchange Act, the Company may exercise discretionary voting authority at the 2003 Annual Meeting under proxies it solicits to vote on a proposal made by a stockholder that the stockholder does not seek to include in the Company's proxy statement pursuant to Rule 14a-8, unless the Company is notified about the proposal no later than March 11, 2003 (assuming that the Company's 2003 Annual Meeting of Stockholders is held on a date that is within 30 days from the date on which the 2002 Annual Meeting was held), and the stockholder satisfies the other requirements of Rule 14a-4(c).

   The Company will provide without charge a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, including the financial statements, to each stockholder upon written request to Susan K. Olson, Ascendant Solutions, Inc., 16250 Dallas Parkway, Suite 102, Dallas, Texas 75248.

                                                                      EXHIBIT A

                              ASCENDANT SOLUTIONS

                        1999 LONG TERM INCENTIVE PLAN,

                                  as amended

                        Adopted Effective: May 12, 1999

                               TABLE OF CONTENTS


       ARTICLE I  PURPOSE OF PLAN...................................  1

       ARTICLE II  EFFECTIVE DATE AND TERM OF PLAN..................  1
        2.1 Term of Plan............................................  1
        2.2 Effect on Stock Options.................................  1
        2.3 Shareholder Approval....................................  1

       ARTICLE III  SHARES SUBJECT TO PLAN..........................  1
        3.1 Number of Shares........................................  1
        3.2 Source of Shares........................................  1
        3.3 Availability of Unused Shares...........................  1
        3.4 Adjustment Provisions...................................  1
        3.5 Reservation of Shares...................................  2

       ARTICLE IV  ADMINISTRATION OF PLAN...........................  2
        4.1 Administering Body......................................  2
        4.2 Authority of Administering Body.........................  3
        4.3 No Liability............................................  4
        4.4 Amendments..............................................  4
        4.5 Other Compensation Plans................................  4
        4.6 Plan Binding on Successors..............................  4
        4.7 References to Successor Statutes, Regulations and Rules.  4
        4.8 Issuances for Compensation Purposes Only................  5
        4.9 Invalid Provisions......................................  5
        4.10 Governing Law..........................................  5

       ARTICLE V  GENERAL AWARD PROVISIONS..........................  5
        5.1 Participation in the Plan...............................  5
        5.2 Stock Option Documents..................................  5
        5.3 Exercise of Stock Options...............................  5
        5.4 Payment For Stock Options...............................  6
        5.5 No Employment Rights....................................  6
        5.6 Restrictions Under Applicable Laws and Regulations......  6
        5.7 Additional Conditions...................................  7
        5.8 No Privileges of Stock Ownership........................  7
        5.9 Nonassignability........................................  7
        5.10 Information to Optionees...............................  8
        5.11 Withholding Taxes......................................  8
        5.12 Legends on Stock Options and Stock Certificates........  8
        5.13 Effect of Termination of Employment on Stock Options...  8
        5.14 Limits on Stock Options to Certain Eligible Persons....  9

       ARTICLE VI  STOCK OPTIONS....................................  9
        6.1 Nature of Stock Options.................................  9
        6.2 Option Exercise Price...................................  9
        6.3 Option Period and Vesting............................... 10
        6.4 Special Provisions Regarding Incentive Stock Options.... 10

       ARTICLE VII  REORGANIZATIONS................................. 10
        7.1 Corporate Transactions Not Involving a Change in Control 10
        7.2 Corporate Transactions Involving a Change in Control.... 11

       ARTICLE VIII  DEFINITIONS.................................... 11

                              ASCENDANT SOLUTIONS

                         1999 LONG TERM INCENTIVE PLAN

                               -----------------

                                   ARTICLE I
                                PURPOSE OF PLAN

   The Company has adopted this Plan to promote the interests of the Company and its shareholders by using investment interests in the Company to attract, retain and motivate its management and other persons, to encourage and reward their contributions to the performance of the Company and to align their interests with the interests of the Company's shareholders. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in
Article VIII.

                                  ARTICLE II
                        EFFECTIVE DATE AND TERM OF PLAN

   2.1 Term of Plan. This Plan became effective as of the Effective Date and shall continue in effect until the Expiration Date, at which time this Plan shall automatically terminate.

   2.2 Effect on Stock Options. Stock Options may be granted during the Plan Term, but no Stock Options may be granted after the Plan Term. Notwithstanding the foregoing, each Stock Option properly granted under this Plan during the Plan Term shall remain in effect after termination of this Plan until such Stock Option has been exercised, terminated or expired in accordance with its terms and the terms of this Plan.

   2.3 Shareholder Approval. This Plan shall be approved by the Company's shareholders within 12 months after the Effective Date. The effectiveness of any Stock Options granted prior to such shareholder approval shall be subject to such shareholder approval.

                                  ARTICLE III
                            SHARES SUBJECT TO PLAN

   3.1 Number of Shares. The maximum number of shares of Common Stock that may be issued pursuant to Stock Options granted under this Plan shall be 2,500,000, subject to adjustment as set forth in Section 3.4.

   3.2 Source of Shares. The Common Stock to be issued under this Plan will be made available, at the discretion of the Board, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including without limitation shares purchased on the open market.

   3.3 Availability of Unused Shares. Shares of Common Stock subject to unexercised portions of any Stock Option granted under this Plan that expire, terminate or are canceled, and shares of Common Stock issued pursuant to Stock Options under this Plan that are reacquired by the Company pursuant to the terms of the Stock Options under which such shares were issued, will again become available for the grant of further Stock Options under this Plan.

   3.4  Adjustment Provisions.

       (a) If the outstanding shares of Common Stock of the Company are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed in respect of such shares of Common Stock (or any stock or securities received with respect to such Common Stock), through merger, consolidation, sale or exchange of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or other distribution with respect to such shares of Common Stock (or any stock or securities received with respect to such Common Stock), an appropriate and proportionate adjustment may be made in (1) the maximum number and kind of shares subject to this Plan as provided in Section 3.1, (2) the number and kind of shares or other securities subject to then outstanding Stock Options and/or
(3) the price for each share or other unit of any other securities subject to the then outstanding Stock Options.

       (b) No fractional interests will be issued under this Plan resulting from any adjustments.

       (c) To the extent any adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administering Body (as defined in Article VIII hereof), whose determination in that respect shall be final, binding and conclusive.

       (d) The grant of Stock Options pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

       (e) No adjustment to the terms of an Incentive Stock Option shall be made unless such adjustment either (i) would not cause such Option to lose its status as an Incentive Stock Option or (ii) is agreed to in writing by the Administering Body and the Recipient.

   3.5 Reservation of Shares. The Company will at all times reserve and keep available such number of shares of Common Stock as shall equal at least the number of shares of Common Stock subject to then outstanding Stock Options issuable in shares of Common Stock under this Plan.

                                  ARTICLE IV
                            ADMINISTRATION OF PLAN

   4.1  Administering Body.

       (a) Subject to the provisions of Section 4.1(b), this Plan shall be administered by the Board or the Long Term Incentive Plan Committee of the Board appointed pursuant to Section 4.1(b)(i) with respect to all Eligible Persons who are not Designated Eligible Persons or the Special Long Term Incentive Plan Committee of the Board appointed pursuant to Section 4(b)(ii) with respect to all Designated Eligible Persons.

       (b) (i) The Board, in its sole discretion, may from time to time appoint a Long Term Incentive Plan Committee of not less than two Board members to administer this Plan with respect to all Eligible Persons who are not Designated Eligible Persons and, subject to applicable law, to exercise all of the powers, authority and discretion of the Board under this Plan with respect to all Eligible Persons who are not Designated Eligible Persons. The Board may from time to time increase or decrease (but not below two) the number of members of the Long Term Incentive Plan Committee, remove from membership on the Long Term Incentive Plan Committee all or any portion of its members, and/or appoint such person or persons as it desires to fill any vacancy existing on the Long Term Incentive Plan Committee, whether caused by removal, resignation or otherwise. The Board may disband the Long Term Incentive Plan Committee at any time and revest in the Board the administration of this Plan with respect to all Eligible Persons who are not Designated Eligible Persons.

          (ii) (A) The Board, in its sole discretion, may from time to time appoint a Special Long Term Incentive Plan Committee of not less than two Board members to administer this Plan with respect to all

   Designated Eligible Persons and, subject to applicable law, to exercise all of the powers, authority and discretion of the Board under this Plan with respect to all Designated Eligible Persons. The Board may from time to time increase or decrease (but not below two) the number of members of the Special Long Term Incentive Plan Committee, remove from membership on the Special Long Term Incentive Plan Committee all or any portion of its members, and/or appoint such person or persons as it desires to fill any vacancy existing on the Special Long Term Incentive Plan Committee, whether caused by removal, resignation or otherwise. The Board may disband the Special Long Term Incentive Plan Committee at any time and revest in the Board the administration of this Plan with respect to all Designated Eligible Persons.

             (B) Notwithstanding the foregoing provisions of Section 4.1(b)(ii)(A) to the contrary, so long as the Company remains an Exchange Act Registered Company, if the Board of Directors shall include two or more directors each of whom is a Non-employee Director and, in addition, also is an Outside Director, then the Board shall appoint the Special Long Term Incentive Plan Committee and each member of the Special Long Term Incentive Plan Committee shall be a Non-employee Director and, in addition, also shall be an Outside Director.

          (iii) The Long Term Incentive Plan Committee and the Special Long Term Incentive Plan Committee shall report to the Board the names of Eligible Persons granted Stock Options, the number of shares of Common Stock covered by each Stock Option and the terms and conditions of each such Stock Option.

   4.2  Authority of Administering Body.

       (a) Subject to the express provisions of this Plan, the Administering Body shall have the power to interpret and construe this Plan and any Stock Option Documents or other documents defining the rights and obligations of the Company and Optionees hereunder and thereunder, to determine all questions arising hereunder and thereunder, to adopt and amend such rules and regulations for the administration hereof and thereof as it may deem desirable, and otherwise to carry out the terms of this Plan and such Stock Option Documents and other documents. The interpretation and construction by the Administering Body of any provisions of this Plan or of any Stock Option shall be conclusive and binding. Any action taken by, or inaction of, the Administering Body relating to this Plan or any Stock Options shall be within the absolute discretion of the Administering Body and shall be conclusive and binding upon all persons. Subject only to compliance with the express provisions hereof, the Administering Body may act in its absolute discretion in matters related to this Plan and any and all Stock Options.

       (b) Subject to the express provisions of this Plan, the Administering Body may from time to time in its discretion select the Eligible Persons to whom, and the time or times at which, Stock Options shall be granted, the nature of each Stock Option, the number of shares of Common Stock that make up or underlie each Stock Option, the period for the exercise of each Stock Option, and such other terms and conditions applicable to each individual Stock Option as the Administering Body shall determine. The Administering Body may grant at any time new Stock Options to an Eligible Person who has previously received Stock Options whether such prior Stock Options are still outstanding, have previously been exercised as a whole or in part, or are canceled in connection with the issuance of new Stock Options. The Administering Body may grant Stock Options singly, in combination or in tandem with other Stock Options, as it determines in its discretion. Any and all terms and conditions of the Stock Options, including exercise price, may be established by the Administering Body without regard to existing Stock Options.

       (c) Any action of the Administering Body with respect to the administration of this Plan shall be taken pursuant to a majority vote of the authorized number of members of the Administering Body or by the unanimous written consent of its members; provided, however, that (i) if the Administering Body is the Long Term Incentive Plan Committee or the Special Long Term Incentive Plan Committee and consists of two members, then actions of the Administering Body must be unanimous and (ii) if the Administering Body is the Board, actions taken at a meeting of the Board shall be valid if approved by directors constituting a majority of the required quorum for such meeting.

   4.3 No Liability. No member of the Board or the Long Term Incentive Plan Committee or the Special Long Term Incentive Plan Committee or any designee thereof will be liable for any action or inaction with respect to this Plan or any Stock Option or any transaction arising under this Plan or any Stock Option, except in circumstances constituting bad faith of such member.

   4.4  Amendments.

       (a) The Administering Body may, insofar as permitted by applicable law, rule or regulation, from time to time suspend or discontinue this Plan or revise or amend it in any respect whatsoever, and this Plan as so revised or amended will govern all Stock Options hereunder, including those granted before such revision or amendment; provided, however, that no such revision or amendment shall alter, impair or diminish any rights or obligations under any Stock Option previously granted under this Plan, without the written consent of the Optionee. Without limiting the generality of the foregoing, the Administering Body is authorized to amend this Plan to comply with or take advantage of amendments to applicable laws, rules or regulations, including amendments to the Securities Act, Exchange Act or the IRC or any rules or regulations promulgated thereunder. No shareholder approval of any amendment or revision shall be required unless (i) such approval is required by applicable law, rule or regulation or (ii) an amendment or revision to this Plan would materially increase the number of shares subject to this Plan (as adjusted under Section 3.4), materially modify the requirements as to eligibility for participation in this Plan, extend the final date upon which Stock Options may be granted under this Plan, or otherwise materially increase the benefits accruing to Recipients in a manner not specifically contemplated herein, or affect this Plan's compliance with Rule 16b-3 or applicable provisions of or regulations under the IRC, and shareholder approval of the amendment or revision is required to comply with Rule 16b-3 or applicable provisions of or rules under the IRC.

       (b) The Administering Body may, with the written consent of an Optionee, make such modifications in the terms and conditions of a Stock Option as it deems advisable. Without limiting the generality of the foregoing, the Administering Body may, in its discretion with the written consent of Optionee, at any time and from time to time after the grant of any Stock Option accelerate or extend the vesting or exercise period of any Stock Option as a whole or in part, and adjust or reduce the exercise price of Stock Options held by such Optionee by cancellation of such Stock Options and granting of Stock Options at lower or exercise prices or by modification, extension or renewal of such Stock Options. In the case of Incentive Stock Options, Recipients acknowledge that extensions of the exercise period may result in the loss of the favorable tax treatment afforded incentive stock options under Section 422 of the IRC.

       (c) Except as otherwise provided in this Plan or in the applicable Stock Option Document, no amendment, revision, suspension or termination of this Plan will, without the written consent of the Optionee, alter, terminate, impair or adversely affect any right or obligation under any Stock Option previously granted under this Plan.

   4.5 Other Compensation Plans. The adoption of this Plan shall not affect any other stock option, incentive or other compensation plans in effect for the Company, and this Plan shall not preclude the Company from establishing any other forms of incentive or other compensation for employees, directors, advisors or consultants of the Company, whether or not approved by shareholders.

   4.6 Plan Binding on Successors. This Plan shall be binding upon the successors and assigns of the Company.

   4.7 References to Successor Statutes, Regulations and Rules. Any reference in this Plan to a particular statute, regulation or rule shall also refer to any successor provision of such statute, regulation or rule.

   4.8 Issuances for Compensation Purposes Only. This Plan constitutes an "employee benefit plan" as defined in Rule 405 promulgated under the Securities Act. Stock Options to eligible employees or directors shall be granted for any lawful consideration, including compensation for services rendered, promissory notes or otherwise. Stock Options to consultants and advisors shall be granted only in exchange for bona fide services rendered by such consultants or advisors and such services must not be in connection with the offer and sale of securities in a capital-raising transaction.

   4.9 Invalid Provisions. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid and unenforceable provision were not contained herein.

   4.10 Governing Law. This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of Texas, without giving effect to the principles of the conflicts of laws thereof.

                                   ARTICLE V
                           GENERAL AWARD PROVISIONS

   5.1  Participation in the Plan.

       (a) A person shall be eligible to receive grants of Stock Options under this Plan if, at the time of the grant of the Stock Option, such person is an Eligible Person.

       (b) Incentive Stock Options may be granted only to Eligible Persons meeting the employment requirements of Section 422 of the IRC.

       (c) Notwithstanding anything to the contrary herein, the Administering Body may, in order to fulfill the purposes of this Plan, modify grants of Stock Options to Recipients who are foreign nationals or employed outside of the United States to recognize differences in applicable law, tax policy or local custom.

   5.2  Stock Option Documents.

       (a) Each Stock Option granted under this Plan shall be evidenced by an agreement duly executed on behalf of the Company and by the Recipient or, in the Administering Body's discretion, a confirming memorandum issued by the Company to the Recipient, setting forth such terms and conditions applicable to the Stock Option as the Administering Body may in its discretion determine. Stock Option Documents may but need not be identical and shall comply with and be subject to the terms and conditions of this Plan, a copy of which shall be provided to each Recipient and incorporated by reference into each Stock Option Document. Any Stock Option Document may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Administering Body.

       (b) In case of any conflict between this Plan and any Stock Option Document, this Plan hall control.

   5.3 Exercise of Stock Options. No Stock Option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not less than 100 shares of Common Stock (or such other amount as is set forth in the applicable Stock Option Documents) may be purchased at one time and Stock Options must be exercised in multiples of 100 unless the number purchased is the total number at the time available for purchase under the terms of the Stock Option. A Stock Option shall be deemed to be exercised when the Secretary or other designated official of the Company receives written notice of such exercise from the Optionee, together with payment of the exercise price made in accordance with Section 5.4 and any amounts required under Section 5.11. Notwithstanding any other provision of this Plan, the Administering Body may impose, by rule and/or in Stock Option Documents, such conditions upon the exercise of Stock Options (including without limitation conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including without limitation Rule 16b-3 and Rule 10b-5 under the Exchange Act, and any amounts required under Section 5.12 or other applicable section of or regulation under the IRC.

   5.4  Payment For Stock Options.

       (a) The exercise price or other payment for a Stock Option shall be payable upon the exercise of a Stock Option pursuant to a Stock Option granted hereunder by cash or such other terms as the Administering Body may approve.

       (b) [intentionally omitted].

       (c) The Administering Body may, in the exercise of its discretion, (i) allow exercise of Stock Options in a broker- assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise, and/or (ii) allow the Company to loan the exercise price to the Optionee, if the exercise will be followed by a prompt sale of some or all of the underlying shares and a portion of the sale proceeds is dedicated to full payment of the exercise price and amounts required pursuant to Section 5.11.

   5.5 No Employment Rights. Nothing contained in this Plan (or in Stock Option Documents or in any other documents related to this Plan or to Stock Options granted hereunder) shall confer upon any Eligible Person or Recipient any right to continue in the employ of the Company or any Affiliated Entity or constitute any contract or agreement of employment or engagement, or interfere in any way with the right of the Company or any Affiliated Entity to reduce such person's compensation or other benefits or to terminate the employment or engagement of such Eligible Person or Recipient, with or without cause. Except as expressly provided in this Plan or in any statement evidencing the grant of Stock Options pursuant to this Plan, the Company shall have the right to deal with each Recipient in the same manner as if this Plan and any such statement evidencing the grant of Stock Options pursuant to this Plan did not exist, including without limitation with respect to all matters related to the hiring, discharge, compensation and conditions of the employment or engagement of the Recipient. Any questions as to whether and when there has been a termination of a Recipient's employment or engagement, the reason (if any) for such termination, and/or the consequences thereof under the terms of this Plan or any statement evidencing the grant of Stock Options pursuant to this Plan shall be determined by the Administering Body and the Administering Body's determination thereof shall be final and binding, provided such determination is in accordance with the applicable provisions of any employment agreement with the Recipient.

   5.6  Restrictions Under Applicable Laws and Regulations.

       (a) All Stock Options granted under this Plan shall be subject to the requirement that, if at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the shares subject to Stock Options granted under this Plan upon any securities exchange or under any federal, state or foreign law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Stock Options or the issuance, if any, or purchase of shares in connection therewith, such Stock Options may not be exercised as a whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. During the term of this Plan, the Company will use its reasonable efforts to seek to obtain from the appropriate regulatory agencies any requisite qualifications, consents, approvals or authorizations in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction thereof the qualifications, consents, approvals or authorizations deemed by the Company to be necessary for the lawful issuance and sale of any shares of its Common Stock hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such stock as to which such requisite authorization shall not have been obtained.

       (b) Unless the Company otherwise agrees, the Company shall be under no obligation to register or qualify the issuance of Stock Options or underlying shares under the Securities Act or applicable state securities laws. Unless the issuance of Stock Options and underlying shares have been registered under the Securities Act and qualified or registered under applicable state securities laws, the Company shall be under no obligation to issue any Stock Options or underlying shares of Common Stock covered by any Stock Options unless the Stock Options and underlying shares may be issued pursuant to applicable exemptions from such registration or qualification requirements. In connection with any such exempt issuance, the Administering Body may require the Optionee to provide a written representation and undertaking to the Company, satisfactory in form and scope to the Company and upon which the Company may reasonably rely, that such Optionee is acquiring such Stock Options and underlying shares for such Optionee's own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares of stock, and that such person will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act and other applicable law, and that if shares of stock are issued without such registration, a legend to this effect (together with any other legends deemed appropriate by the Administering Body) may be endorsed upon the securities so issued. The Company may also order its transfer agent to stop transfers of such shares. The Administering Body may also require the Optionee to provide the Company such information and other documents as the Administering Body may request in order to satisfy the Administering Body as to the investment sophistication and experience of the Optionee and as to any other conditions for compliance with any such exemptions from registration or qualification.

   5.7 Additional Conditions. Any Stock Option may also be subject to such other provisions (whether or not applicable to any other Stock Option or Optionee) as the Administering Body determines appropriate including without limitation provisions to assist the Optionee in financing the purchase of Common Stock through the exercise of Stock Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Common Stock acquired under any form of benefit, provisions giving the Company the right to repurchase shares of Common Stock acquired under any form of benefit in the event the Optionee elects to dispose of such shares, and provisions to comply with federal and state securities laws and federal and state income tax withholding requirements.

   5.8 No Privileges of Stock Ownership. Except as otherwise set forth herein, an Optionee shall have no rights as a shareholder with respect to any shares issuable or issued in connection with the Stock Option until the date of the receipt by the Company of all amounts payable in connection with exercise of the Stock Option and performance by the Optionee of all obligations thereunder. Status as an Eligible Person shall not be construed as a commitment that any Stock Option will be granted under this Plan to an Eligible Person or to Eligible Persons generally. No person shall have any right, title or interest in any fund or in any specific asset (including shares of capital stock) of the Company by reason of any Stock Option granted hereunder. Neither this Plan (or any documents related hereto) nor any action taken pursuant hereto (or thereto) shall be construed to create a trust of any kind or a fiduciary relationship between the Company and any Person. To the extent that any Person acquires a right to receive Stock Options hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

   5.9 Nonassignability. No Stock Option granted under this Plan shall be assignable or transferable except (a) by will or by the laws of descent and distribution, or (b) subject to the final sentence of this paragraph of Section 5.9, upon dissolution of marriage pursuant to a qualified domestic relations order or, in the discretion of the Administering Body and under circumstances that would not adversely affect the interests of the Company, pursuant to a nominal transfer that does not result in a change in beneficial ownership; provided, however, that the Administering Body may in the applicable Stock Option Document evidencing Stock Options granted hereunder or at any time thereafter provide that Stock Options granted hereunder may be transferred without consideration by the Recipient, subject to such rules as the Administering Body may adopt to preserve the purposes of the Plan, to one or more Permitted Transferees; provided further, that the Recipient gives the Administering Body advance written notice describing the terms and conditions of the proposed transfer and the Administering Body notifies the Recipient in writing that such transfer would comply with the requirements of the Plan and any applicable Stock Option Document. The terms of any Stock Option transferred to Permitted Transferees in accordance with the immediately preceding sentence shall apply to the Permitted Transferee, except that (a) Permitted Transferees shall not be entitled to transfer any Stock Options, other than by will or the laws of descent and distribution; and (b) Permitted Transferees shall not be entitled to exercise any transferred Stock Options unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Stock Option if the Administering Body determines that such a registration statement is necessary or appropriate. During the lifetime of an Optionee, Stock Options shall be exercisable only by the Optionee or such person's guardian or legal representative.

   Notwithstanding the foregoing, (a) no Stock Option owned by an Optionee subject to Section 16 of the Exchange Act may be assigned or transferred in any manner inconsistent with Rule 16b- 3, and (b) Incentive Stock Options (or other Stock Options subject to transfer restrictions under the IRC) may not be assigned or transferred in violation of Section 422(b)(5) of the IRC (or any comparable or successor provision) or the regulations thereunder, and nothing herein is intended to allow such assignment or transfer.

5.10  Information to Optionees.

       (a) The Administering Body in its sole discretion shall determine what, if any, financial and other information shall be provided to Optionees and when such financial and other information shall be provided after giving consideration to applicable federal and state laws, rules and regulations, including without limitation applicable federal and state securities laws, rules and regulations.

       (b) The furnishing of financial and other information that is confidential to the Company shall be subject to the Optionee's agreement that the Optionee shall maintain the confidentiality of such financial and other information, shall not disclose such information to third parties, and shall not use the information for any purpose other than evaluating an investment in the Company's securities under this Plan. The Optionee expressly acknowledges that the number of shares exercisable under options granted hereunder, and the terms thereof, shall be confidential. The Administering Body may impose other restrictions on the access to and use of such confidential information and may require an Optionee to acknowledge the Optionee's obligations under this
Section 5.10(b) (which acknowledgment shall not be a condition to the Optionee's obligations under this Section 5.10(b)).

   5.11 Withholding Taxes. Whenever the granting, vesting or exercise of any Stock Option granted under this Plan, or the transfer of any shares issued upon exercise of any Stock Option, gives rise to tax or tax withholding liabilities or obligations, the Administering Body shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to issuance of such shares. The Administering Body may, in the exercise of its discretion, allow satisfaction of tax withholding requirements by accepting delivery of stock of the Company (or by withholding a portion of the stock otherwise issuable in connection with Stock Options).

   5.12 Legends on Stock Options and Stock Certificates. Each Stock Option Document and each certificate representing shares acquired upon exercise of Stock Options shall be endorsed with all legends, if any, required by applicable federal and state securities and other laws to be placed on the Stock Option Document and/or the certificate. The determination of which legends, if any, shall be placed upon Stock Option Documents or the certificates shall be made by the Administering Body in its sole discretion and such decision shall be final and binding.

   5.13  Effect of Termination of Employment on Stock Options.

       (a) Termination for Just Cause. Subject to Section 5.13(c), and except as otherwise provided in a written agreement between the Company and the Optionee which may be entered into at any time before or after termination of employment of the Recipient, in the event of a Just Cause Dismissal of a Recipient, all of the Optionee's unexercised Stock Options, whether or not vested, shall expire and become unexercisable as of the date of such Just Cause Dismissal.

       (b) Termination Other than for Just Cause Dismissal. Subject to Section 5.13(c) and except as otherwise provided in a written agreement between the Company and the Optionee, which may be entered into at any time before or after termination of employment, (or if Optionee is not an employee of the Company, Optionee's status as a director, consultant or advisor to the Company), in the event of a Recipient's termination of employment or relationship with the Company for:

          (i) any reason other than for Just Cause Dismissal, death, Permanent Disability or normal retirement, then the Optionee's Stock Options, whether or not vested, shall expire and become unexercisable as of the earlier of
   (A) the date such Stock Options would expire in accordance with their terms had the Recipient remained employed and (B) thirty days after the date of employment termination,

          (ii) death, Permanent Disability or normal retirement, then the Optionee's unexercised Stock Options shall, whether or not vested, expire and become unexercisable as of the earlier of (A) the date such Stock Options would expire in accordance with their terms had the Recipient remained employed (or otherwise been affiliated with the Company as a director, consultant or advisor), and (B) ninety days after the date of employment or relationship termination.

       (c) Alteration of Vesting and Exercise Periods. Notwithstanding anything to the contrary in Section 5.13(a) or Section 5.13(b), the Administering Body may in its discretion designate shorter or longer periods to exercise Stock Options following a Recipient's termination of employment; provided, however, that any shorter periods determined by the Administering Body shall be effective only if provided for in the instrument that evidences the grant to the Optionee of such Stock Options or if such shorter period is agreed to in writing by the Optionee. Notwithstanding anything to the contrary herein (unless otherwise provided in an option agreement), Stock Options shall be exercisable by a an Optionee following such Optionee's termination of employment only to the extent that installments thereof had become exercisable on or prior to the date of such termination; and provided, further, that the Administering Body may, in its discretion, elect to accelerate the vesting of all or any portion of any Stock Options that had not become exercisable on or prior to the date of such termination.

       (d) Leave of Absence. In the case of any employee on an approved leave of absence, the Administering Body may make such provision respecting continuance of Stock Options as the Administering Body in its discretion deems appropriate, except that in no event shall a Stock Option be exercisable after the date such Stock Option would expire in accordance with its terms had the Recipient remained continuously employed.

   5.14 Limits on Stock Options to Certain Eligible Persons. Notwithstanding any other provision of this Plan, in order for the compensation attributable to Stock Options hereunder to qualify as Performance-Based Compensation, no one Eligible Person shall be granted any Stock Options with respect to more than 750,000 shares of Common Stock in any one calendar year. The limitation set forth in this Section 5.14 shall be subject to adjustment as provided in
Section 3.4 or under Article VII.

                                  ARTICLE VI
                                 STOCK OPTIONS

   6.1 Nature of Stock Options. Stock Options may be Incentive Stock Options or Non-qualified Stock Options.

   6.2 Option Exercise Price. The exercise price for each Stock Option shall be determined by the Administering Body as of the date such Stock Option is granted. The exercise price shall be no less than the Fair

Market Value of the Common Stock subject to the Option. The Administering Body may, with the consent of the Optionee and subject to compliance with statutory or administrative requirements applicable to Incentive Stock Options, amend the terms of any Stock Option to provide that the exercise price of the shares remaining subject to the Stock Option shall be reestablished at a price not less than 100% of the Fair Market Value of the Common Stock on the effective date of the amendment. No modification of any other term or provision of any Stock Option that is amended in accordance with the foregoing shall be required, although the Administering Body may, in its discretion, make such further modifications of any such Stock Option as are not inconsistent with this Plan.

   6.3 Option Period and Vesting. Stock Options granted hereunder shall vest and may be exercised as determined by the Administering Body, except that exercise of such Stock Options after termination of the Recipient's employment shall be subject to Section 5.13. Without limiting the provisions hereof, no option may be exercised to the extent not vested. Each Stock Option granted hereunder and all rights or obligations thereunder shall expire on such date as shall be determined by the Administering Body, but not later than 10 years after the date the Stock Option is granted and shall be subject to earlier termination as provided herein or in the Stock Option Document. The Administering Body may, in its discretion at any time and from time to time after the grant of a Stock Option, accelerate vesting of such Option as a whole or in part by increasing the number of shares then purchasable, provided that the total number of shares subject to such Stock Option may not be increased. Except as otherwise provided herein, a Stock Option shall become exercisable, as a whole or in part, on the date or dates specified by the Administering Body and thereafter shall remain exercisable until the expiration or earlier termination of the Stock Option.

   6.4  Special Provisions Regarding Incentive Stock Options.

       (a) Notwithstanding anything in this Article VI to the contrary, the exercise price and vesting period of any Stock Option intended to qualify as an Incentive Stock Option shall comply with the provisions of Section 422 of the IRC and the regulations thereunder. As of the Effective Date, such provisions require, among other matters, that (i) the exercise price must not be less than the Fair Market Value of the underlying stock as of the date the Incentive Stock Option is granted, and not less than 110% of the Fair Market Value as of such date in the case of a grant to a Significant Shareholder; and (ii) that the Incentive Stock Option not be exercisable after the expiration of five years from the date of grant in the case of an Incentive Stock Option granted to a Significant Shareholder.

       (b) The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more Options granted to any Recipient under this Plan (or any other option plan of the Company or any of its subsidiaries or affiliates) may for the first time become exercisable as Incentive Stock Options under the federal tax laws during any one calendar year shall not exceed $100,000.

       (c) Any Options granted as Incentive Stock Options pursuant to this Plan that for any reason fail or cease to qualify as such shall be treated as Non-qualified Stock Options.

                                  ARTICLE VII
                                REORGANIZATIONS

   7.1 Corporate Transactions Not Involving a Change in Control. If the Company shall consummate any Reorganization not involving a Change in Control in which holders of shares of Common Stock are entitled to receive in respect of such shares any securities, cash or other consideration (including without limitation a different number of shares of Common Stock), each Stock Option outstanding under this Plan shall thereafter be exercisable, in accordance with this Plan, only for the kind and amount of securities, cash and/or other consideration receivable upon such Reorganization by a holder of the same number of shares of Common Stock as are subject to that Stock Option immediately prior to such Reorganization, and any adjustments will be made to the terms of the Stock Option in the sole discretion of the Administering Body as it may deem appropriate to give effect to the Reorganization.

   7.2 Corporate Transactions Involving a Change in Control. As of the effective time and date of any Change in Control, this Plan and any then outstanding Stock Options (whether or not vested) shall automatically terminate unless (a) provision is made in writing in connection with such transaction for the continuance of this Plan and for the assumption of such Stock Options, or for the substitution for such Stock Options of new awards covering the securities of a successor entity or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise prices, in which event this Plan and such outstanding Stock Options shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or
(b) the Board otherwise has provided or shall provide in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Stock Options (whether or not vested), including without limitation (i) accelerating the vesting of outstanding Stock Options and/or
(ii) providing for the cancellation of Stock Options and their automatic conversion into the right to receive the securities, cash and/or other consideration that a holder of the shares underlying such Stock Options would have been entitled to receive upon consummation of such Change in Control had such shares been issued and outstanding immediately prior to the effective date and time of the Change in Control (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of this Section 7.2, this Plan and the Stock Options shall terminate by reason of the occurrence of a Change in Control without provision for any of the actions described in clause
(a) or (b) hereof, then any Optionee holding outstanding Stock Options shall have the right, at such time immediately prior to the consummation of the Change in Control as the Board shall designate, to exercise the Optionee's Stock Options to the full extent not theretofore exercised, including any installments which have not yet become vested.

                                 ARTICLE VIII
                                  DEFINITIONS

   Capitalized terms used in this Plan and not otherwise defined shall have the meanings set forth below:

   "Administering Body" shall mean the Board as long as no Long Term Incentive Plan Committee or Special Long Term Incentive Plan Committee has been appointed and is in effect and shall mean the Long Term Incentive Plan Committee with respect to the administration of this Plan with respect to all Eligible Persons who are not Designated Eligible Persons as long as the Long Term Incentive Plan Committee is appointed and in effect and shall mean the Special Long Term Incentive Plan Committee with respect to the administration of this Plan with respect to all Designated Eligible Persons so long as the Special Long Term Incentive Plan Committee is appointed and in effect.

   "Affiliated Entity" means any Parent Corporation or Subsidiary Corporation.

   "Board" means the Board of Directors of the Company.

   "Change in Control" means the following and shall be deemed to occur if any of the following events occur:

       (a) Any Person (other than Norm Charney or the Preferred Shareholders or the Staubach Affiliated Shareholders (each as defined in that certain Amended and Restated Shareholders Agreement dated as of August 23, 1999 among the Company and certain of its shareholders) or any of their respective affiliates) becomes after the Effective Date the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or

       (b) Consummation by the Company of the sale or other disposition by the Company of all or substantially all of the Company's assets or a reorganization or merger or consolidation of the Company with any other person, entity or corporation, other than

          (i) a reorganization or merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent, either by remaining outstanding or by being converted into voting securities of another entity, more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such other entity outstanding immediately after such reorganization or merger or consolidation (or series of related transactions involving such a reorganization or merger or consolidation), or

          (ii) a reorganization or merger or consolidation effected to implement a recapitalization or reincorporation of the Company (or similar transaction) that does not result in a material change in beneficial ownership of the voting securities of the Company or its successor;

       (c) or Approval by the shareholders of the Company or any order by a court of competent jurisdiction of a plan of liquidation of the Company.

   Notwithstanding the foregoing, a Change in Control of the type described in paragraph (b) or (c) shall be deemed to be completed on the date it occurs, and a Change in Control of the type described in paragraph (a) shall be deemed to be completed as of the date the entity or group attaining 50% or greater ownership has elected its representatives to the Company's Board of Directors and/or caused its nominees to become officers of the Company.

   "Commission" means the Securities and Exchange Commission.

   "Common Stock" means the Common Stock of the Company, par value $0.0001 per share, as constituted upon the effectiveness of the Restated Articles of Incorporation of the Corporation executed August 23, 1999, and as thereafter adjusted as a result of any one or more events requiring adjustment of outstanding Stock Options under Section 3.4 above.

   "Company" means Ascendant Solutions, Inc., a Delaware corporation, and any successor corporation thereto.

   "Designated Eligible Person" means an Eligible Person who files, or is otherwise required to file, reports with the Commission under Section 16(a) of the Exchange Act or who is, or is likely to be, subject to Section 162(m) of the IRC.

   "Effective Date" means May 12, 1999, which is the date this Plan was adopted by the Board.

   "Eligible Person" shall include directors, officers, employees, consultants and advisors of the Company or of any Affiliated Entity, with the group of persons constituting

   "Designated Eligible Persons" being a subset of Eligible Persons hereunder.

   "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

   "Exchange Act Registered Company" means that the Company has any class of any equity security registered pursuant to Section 12 of the Exchange Act.

   "Expiration Date" means the tenth anniversary of the Effective Date.

   "Fair Market Value" of a share of the Company's capital stock as of a particular date shall be: (a) if the stock is listed on an established stock exchange or exchanges (including for this purpose, the Nasdaq National Market), the average of the highest and lowest sale prices of the stock quoted for such date as reported in the Transactions Index of each such exchange, as published in The Wall Street Journal and determined by the Administering Body, or, if no sale price was quoted in any such Index for such date, then as of the next preceding date on which such a sale price was quoted; or (b) if the stock is not then listed on an exchange or the Nasdaq National Market, the average of the closing bid and asked prices per share for the stock in the over-the-counter market as quoted on The Nasdaq Small Cap Market on such date (in the case of (a) or (b), subject to adjustment as and if necessary and appropriate to set an exercise price not less than 100% of the Fair Market Value of the stock on the date an option is granted); or (c) if the stock is not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the Administering Body; provided, however, that (i) when appropriate, the Administering Body, in determining Fair Market Value of capital stock of the Company, may take into account such other factors as it may deem appropriate under the circumstances and (ii) if the stock is traded on the Nasdaq Small Cap Market and both sales prices and bid and asked prices are quoted or available, the Administering Body may elect to determine Fair Market Value under either clause (i) or (ii) above. Notwithstanding the foregoing, the Fair Market Value of capital stock for purposes of grants of Incentive Stock Options shall be determined in compliance with applicable provisions of the IRC.

   "Immediate Family" means the Recipient's spouse, children or grandchildren (including adopted and stepchildren and grandchildren).

   "Incentive Stock Option" means a Stock Option that qualifies as an incentive stock option under Section 422 of the IRC, or any successor statute thereto.

   "IRC" means the Internal Revenue Code of 1986, as amended.

   "Just Cause Dismissal" shall mean a termination of a Recipient's employment for any of the following reasons: (a) the Recipient violates any reasonable rule or regulation of the Board, the Company's Chief Executive Officer or the Recipient's superiors that results in damage to the Company or which, after written notice to do so, the Recipient fails to correct within a reasonable time; (b) any willful misconduct or gross negligence by the Recipient in the responsibilities assigned to the Recipient; (c) any willful failure to perform the Recipient's job as required to meet Company objectives; (d) any wrongful conduct of a Recipient which has an adverse impact on the Company or which constitutes a misappropriation of Company assets; (e) the Recipient's performing services for any other person or entity that competes with the Company while the Recipient is employed by the Company, without the written approval of the Chief Executive Officer of the Company; or (f) any other conduct that the Administering Body determines constitutes Just Cause for Dismissal; provided, however, that if a Recipient is party to an employment agreement with the Company providing for just cause dismissal (or some comparable notion) of Recipient from Recipient's employment with the Company, "Just Cause Dismissal" for purposes of this Plan shall have the same meaning as ascribed thereto or to such comparable notion in such employment agreement.

   "Long Term Incentive Plan Committee" means the committee appointed by the Board pursuant to Section 4.1(b)(i) to administer this Plan with respect to Eligible Persons who are not Designated Eligible Persons.

   "Non-employee Director" means any director of the Company who qualifies as "non-employee director" within the meaning of Rule 16b-3.

   "Non-qualified Stock Option" means a Stock Option that is not an Incentive Stock Option.

   "Optionee" means a Recipient or the Recipient's successor in interest.

   "Outside Director" means an "outside director" as defined in the regulations adopted under Section 162(m) of the IRC.

   "Parent Corporation" means any Parent Corporation as defined in Section 424(e) of the IRC.

   "Performance-Based Compensation" means performance-based compensation as described in Section 162(m) of the IRC. If the amount of compensation a Designated Eligible Person will receive under any

Stock Option is not based solely on an increase in the value of Common Stock after the date of grant or award, the Special Long Term Incentive Plan Committee (or other Administering Body, as the case may be), in order to qualify Stock Options as performance-based compensation under Section 162(m) of the IRC, can condition the grant, award, vesting or exercisability of such Stock Options on the attainment of a preestablished, objective performance goal. For this purpose, a preestablished, objective performance goal may include one or more of the following performance criteria: (a) book value; (b) earnings per share (including earnings before interest, taxes and amortization); (c) cash flow; (d) return on equity; (e) total shareholder return; (f) return on capital; (g) return on assets or net assets; (h) income or net income; (i) operating income or net operating income; (j) net interest income; (k) net margin; (l) operating margin; (m) return on operating revenue;
(n) attainment of stated goals related to the Company's capitalization, costs, financial condition or results of operations; and (o) any other similar performance criteria.

   "Person" means any person, entity or group, within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding (a) the Company and any Affiliated Entity, (b) any employee stock ownership or other employee benefit plan maintained by the Company that is qualified under ERISA and (c) an underwriter or underwriting syndicate that has acquired the Company's securities solely in connection with a public offering thereof.

   "Permanent Disability" shall mean that the Recipient becomes physically or mentally incapacitated or disabled so that the Recipient is unable to perform substantially the same services as the Recipient performed prior to incurring such incapacity or disability (the Company, at its option and expense, being entitled to retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician to be binding upon the Company and the Recipient), and such incapacity or disability continues for a period of three consecutive months or six months in any 12-month period or such other period(s) as may be determined by the appropriate Administering Body with respect to any Stock Option, provided that for purposes of determining the period during which an Incentive Stock Option may be exercised pursuant to
Section 5.13(b)(ii) hereof, Permanent Disability shall mean "permanent and total disability" as defined in Section 22(e) of the IRC; provided, however, that if a Recipient is party to an employment agreement with the Company providing for permanent disability (or some comparable notion) of Recipient from Recipient's employment with the Company, "Permanent Disability" for purposes of this Plan shall have the same meaning as ascribed thereto or to such comparable notion in such employment agreement.

   "Permitted Transferee" means (a) the Recipient's Immediate Family; (b) a trust solely for the benefit of the Recipient and/or his or her Immediate Family; or (c) a partnership or limited liability company the partners or shareholders of which are limited to the Recipient and his or her Immediate Family.

   "Plan" means this 1999 Long Term Incentive Plan of the Company.

   "Plan Term" means the period during which this Plan remains in effect (commencing on the Effective Date and ending on the Expiration Date).

   "Recipient" means a person who has received Stock Options under this Plan.

   "Reorganization" means any merger, consolidation or other reorganization.

   "Rule 16b-3" means Rule 16b-3 under the Exchange Act.

   "Securities Act" means the Securities Act of 1933, as amended.

   "Significant Shareholder" is an individual who, at the time a Stock Option is granted to such individual under this Plan, owns more than 10% of the combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation (after application of the attribution rules set forth in Section 424(d) of the IRC).

   "Special Long Term Incentive Plan Committee" means the committee appointed by the Board pursuant to Section 4.1(b)(ii) to administer this Plan with respect to Designated Eligible Persons.

   "Stock Option" means a right to purchase stock of the Company granted under
Article VI of this Plan to an Eligible Person.

   "Stock Option Document" means the agreement or confirming memorandum setting forth the terms and conditions of Stock Options.

   "Subsidiary Corporation" means any Subsidiary Corporation as defined in
Section 425(f) of the IRC.

                                                                      EXHIBIT B

                           ASCENDANT SOLUTIONS, INC.

                          2002 EQUITY INCENTIVE PLAN

                            Adopted March 14, 2002

   1.  PURPOSE OF THE PLAN.

   The purpose of the Plan is to provide a means by which selected Employees of and Consultants to the Company and its Affiliates may be given an opportunity to acquire a proprietary interest in the Company. Under the Plan, the Company may provide various types of long-term incentive awards, including Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Reload Options and Other Stock-Based Awards, in order to retain the services of Persons who are now Employees of or Consultants to the Company and its Affiliates, to secure and retain the services of new Employees and Consultants, and to provide incentives for such Persons to exert maximum efforts for the success of the Company and its Affiliates. Options granted under the Plan may be Incentive Stock Options or Nonqualified Stock Options, as determined by the Committee at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder.

   2.  DEFINITIONS.

   As used herein, the following definitions shall apply:

   (a) "Affiliate" means, with respect to any Person, any Parent or Subsidiary of such Person, whether such Parent or Subsidiary is now or hereafter existing.

   (b) "Agreement" means the agreement (including an Option Agreement) between the Company and the Holder setting forth the terms and conditions of an Award under the Plan.

   (c) "Applicable Laws" means all applicable federal, state, local or foreign laws, statutes, regulations and legal requirements, including without limitation the requirements of the Stock Exchange and the legal requirements relating to the administration of stock option plans and equity incentive plans (and the issuance of shares of capital stock thereunder) under U.S. state corporate laws, U.S. federal and state securities laws, the Code and the applicable laws of any foreign country or jurisdiction where any Awards are, or will be, granted under the Plan.

   (d) "Award" means an award of Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Reload Options or Other Stock-Based Awards under the Plan.

   (e) "Beneficial Owner" means a "beneficial owner" as such term is used in Rule 13d-3 promulgated under the Exchange Act.

   (f) "Board" means the Board of Directors of the Company.

   (g) "Change of Control" means, with respect to any Award, the occurrence at any time after the date of grant of such Award of (i) any Person or Group of Persons becoming for the first time the Beneficial Owner, directly or indirectly, of more than fifty percent (50%) of the total combined voting power of all classes of capital stock of the Company normally entitled to vote for the election of directors of the Company ("Voting Stock"), other than as a result of a transfer or series of related transfers of Voting Stock from a Person or Group of Persons who immediately prior to such transfer or transfers was the Beneficial Owner, and who after giving effect to such transfer or transfers continues to be the Beneficial Owner, of more than fifty percent (50%) of the Voting Stock of the Company; (ii) a merger or consolidation of the Company with or into another Person or the merger of another Person into the Company as a consequence of which those Persons who held all of the Voting Stock of the Company immediately prior to such merger or consolidation do not hold either directly or indirectly a majority of the Voting Stock of the Company (or, if applicable, the surviving company of such merger or consolidation) after the consummation of such merger or consolidation; (iii) the sale of all or substantially all of the assets of the Company to any Person or Group of Persons (other than to (A) a Person or Group of Persons which owns, directly or indirectly, a majority or more of the Common Stock of the Company, (B) a Subsidiary of the Company, or (C) a Person all of whose equity interests are owned directly or indirectly by the Company); or
(iv) any event or series of events (which event or series of events must include a proxy fight or proxy solicitation with respect to the election of directors of the Company made in opposition to the nominees recommended by the Continuing Directors) during any period of 12 consecutive months, as a result of which a majority of the Board consists of individuals other than Continuing Directors.

   (h) "Code" means the Internal Revenue Code of 1986, as amended.

   (i) "Committee" means (a) the compensation committee (the "Compensation Committee") of the Board (or in the event that there is not a Compensation Committee, then the Board) with respect to Awards granted to all Employees and Consultants of the Company (other than Non-Employee Directors of the Company) and (b) the entire Board (regardless of whether there is a Compensation Committee) with respect to Awards granted to Non-Employee Directors of the Company. During any period of time in which the Company is subject to the reporting requirements of the Exchange Act, the Compensation Committee shall be comprised solely of not less than two members, each of whom shall be (i) a Non-Employee Director and (ii) unless otherwise determined by the Board, an "outside director" within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Code. Appointment of Compensation Committee members shall be effective upon acceptance of appointment. Compensation Committee members may be removed by the Board at any time and may resign at any time. Vacancies in the Compensation Committee shall be filled by the Board.

   (j) "Common Stock" means the common stock, par value $.0001 per share, of the Company.

   (k) "Company" means Ascendant Solutions, Inc., a Delaware corporation.

   (l) "Consultant" means (i) any Person who is engaged by the Company or any Affiliate of the Company to render consulting or advisory services and is compensated for such services and (ii) any Director of the Company, whether such Director is compensated for such services or not.

   (m) "Continuing Directors of the Company" means, with the respect to any period of 12 consecutive months, (i) any members of the Board on the first day of such period, (ii) any members of the Board elected after the first day of such period at any annual meeting of shareholders who were nominated by the Board or a committee thereof, if a majority of the members of the Board or such committee were Continuing Directors of the Company within the meaning of clause
(i) above at the time of such nomination, and (iii) any members of the Board elected to succeed Continuing Directors of the Company by the Board or a committee thereof, if a majority of the members of the Board or such committee were Continuing Directors of the Company within the meaning of clause (i) or
(ii) above at the time of such election.

   (n) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship that an Employee or Consultant has with the Company or any Affiliate is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved in writing by the Company or any Affiliate or (ii) transfers between locations of the Company or between the Company or any Affiliate or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company or any Affiliate. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or any Affiliate is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Holder shall cease to be treated for tax purposes as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option.

   (o) "Corporate Affiliate" means, with respect to any Person, any Parent Corporation or Subsidiary Corporation of such Person, whether such Parent Corporation or Subsidiary Corporation is now or hereafter existing.

   (p) "Deferred Stock" means the Shares of Common Stock to be received at the end of a specified deferral period under an Award made pursuant to Section 10 below.

   (q) "Director" means a member of the Board.

   (r) "Director Fee Investment Option Grant Program" means the director fee investment option grant program in effect under Section 11 of the Plan.

   (s) "Disability" shall have the meaning given it or any similar term in the employment agreement of the Holder with the Company or an Affiliate; provided, however, that if that Holder has no such employment agreement or if the employment agreement applicable to the Holder does not specify the meaning of such term, "Disability" shall mean "disability" as such term is defined in
Section 22(e)(3) of the Code.

   (t) "Employee" means any individual Person, including Officers and Directors, employed by the Company or any Affiliate of the Company. The payment of a Director's fee or the reimbursement of a Director's expenses by the Company shall not be sufficient to constitute "employment" by the Company.

   (u) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

   (v) "Fair Market Value" means the value of a Share of Common Stock determined as follows:

      (i) If the Common Stock is listed on any established stock exchange or quoted on a national market system, including without limitation The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for a Share of Common Stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

      (ii) If the Common Stock is not listed on any established stock exchange or quoted on a national market system, but is regularly quoted by a recognized securities dealer (whose selling prices are not reported), its Fair Market Value shall be the mean between the high bid andlow asked prices for the Common Stock on the last market trading day prior to the date of determination; or

      (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be the value determined in good faith by the Committee.

   (w) "Group" means a "group" as such term is used in Section 13(d)(3) of the Exchange Act.

   (x) "Holder" means a Person who has received an Award under the Plan.

   (y) "Immediate Family Members" means (a) the children, grandchildren, spouse, siblings (and their spouses) or parents of the Holder or (b) any bona fide trusts, partnerships or other entities controlled by the Holder or one or more Immediate Family Members, or whose beneficiaries are the Holder and/or one or more Immediate Family Members of the Holder.

   (z) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

   (aa) "IPO Date" means the closing date of the first sale to the public of the Company's Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended.

   (bb) "Non-Employee Director" means a "Non-Employee Director" within the meaning of Rule 16b-3.

   (cc) "Nonqualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

   (dd) "Officer" means an individual Person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

   (ee) "Option" means any option to purchase Shares of Common Stock which is granted pursuant to the Plan (including any options granted pursuant to Section 11 hereof).

   (ff) "Option Agreement" means the written option agreement, substantially in the form attached hereto as Exhibit A or Exhibit B (or such other form as may be approved by the Committee for use under the Plan pursuant to Section 3(b)(v) hereof), between the Company and Holder evidencing the grant of an Option.

   (gg) "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for new Options with a lower exercise price.

   (hh) "Optioned Stock" means the Shares of Common Stock subject to an Option.

   (ii) "Other Stock-Based Awards" means Awards (other than Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock and Stock Reload Options) denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares of Common Stock.

   (jj) "Parent" means any Person (other than the Company) in an unbroken chain of Persons ending with the Company if, at the time an Award is granted, each of the Persons other than the Company owns stock (or other equity interests) possessing 50% or more of the total combined voting power of all classes of stock (or other equity interests) in one or more of the other Persons in such chain.

   (kk) "Parent Corporation" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

   (ll) "Person" means any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, or any other entity.

   (mm) "Plan" means this Ascendant Solutions, Inc. 2002 Equity Incentive Plan.

   (nn) "Restricted Stock" means Shares of Common Stock received under an Award made pursuant to Section 9 below that is subject to restrictions under Section 9.

   (oo) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor rule thereto.

   (pp) "SAR Value" means, with respect to an individual Stock Appreciation Right, the excess of the Fair Market Value of one Share over the exercise price per share specified in a related Option in the case of a Tandem Stock Appreciation Right, or over the Stock Appreciation Right price per share in the case of a Stock Appreciation Right awarded on a free standing basis.

   (qq) "Share" means a share of Common Stock.

   (rr) "Stock Appreciation Right" means the right, pursuant to an Award granted under Section 8 hereof, to recover an amount equal to the SAR Value.

   (ss) "Stock Exchange" means, at any point in time, any established stock exchange on which the Common Stock is then listed or any national market system, including without limitation The Nasdaq Stock Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, on which the Common Stock is then quoted.

   (tt) "Stock Reload Option" means any option granted under Section 7(e) as a result of the payment of the exercise price of an Option and/or the withholding tax related thereto in the form of Common Stock owned by the Holder or the withholding of Common Stock by the Company.

   (uu) "Subsidiary" means any Person (other than the Company) in any unbroken chain of Persons beginning with the Company if, at the time of granting of an Award, each of the Persons (other than the last Person in the unbroken chain) owns stock (or other equity interests) possessing 50% or more of the total combined voting power of all classes of stock (or other equity interests) in one of the other Persons in such chain.

   (vv) "Subsidiary Corporation" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

   (ww) "Tandem Stock Appreciation Right" means a Stock Appreciation Right granted in tandem with all or part of any Option granted under the Plan.

   (xx) "Voting Stock" shall have the meaning set forth in the definition of "Change of Control" above.

   3.  ADMINISTRATION OF THE PLAN.

   (a) Plan Administration. The Plan at all times shall be administered by the Committee. The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee. Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons.

   (b) Powers of the Committee. Subject to the provisions of the Plan and subject to the approval of any relevant authorities, including the approval, if required, of the Stock Exchange, the Committee shall have the full authority to award: (i) Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock,
(iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject only to the express provisions of the Plan):

      (i) to determine the Fair Market Value of the Common Stock;

      (ii) to select the Consultants and Employees to whom Awards may from time to time be granted hereunder;

      (iii) to determine whether and to what extent Awards or any combination thereof are granted hereunder;

      (iv) to determine the number of Shares to be covered by each such Award granted hereunder;

      (v) to approve the forms of Agreements (including Option Agreements) for use under the Plan;

      (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder, which terms and conditions may include, but will not be limited to, the exercise price of an Option; any specified performance goals or other criteria which must be attained for the vesting of an Award; any restrictions or limitations applicable to any Awards, including, without limitation, any rights of first refusal, repurchase rights or other restrictions on transfer applicable to such Award as may be set forth in the Agreement evidencing such Award; and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions applicable to any Awards;

      (vii) to reduce the exercise price of any Award to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Award shall have declined since the date the Award was granted;

      (viii) to institute an Option Exchange Program; and

      (ix) to construe and interpret the terms of the Plan and the Awards granted pursuant to the Plan.

   (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and binding on all Holders of any Awards. No member of the Board or any Committee administering the Plan shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder, and all members of the Board or any Committee administering the Plan shall be fully protected by the Company in respect of any such action or determination.

   4.  STOCK SUBJECT TO THE PLAN.

   (a) The maximum aggregate number of Shares that may be acquired by Holders of Awards granted under the Plan is 2,000,000 Shares. The Shares may be authorized but unissued Shares of Common Stock or may be reacquired Shares of Common Stock.

   If any Shares of Common Stock that are subject to an Option granted hereunder cease to be subject to such Option, or if any Shares of Common Stock that are subject to any other Award granted hereunder are forfeited or any such Award otherwise terminates without a payment being required to be made to the Holder in the form of Common Stock, such Shares shall again be available for distribution in connection with future grants of Options and other Awards under the Plan. Only net Shares issued upon a stock-for-stock exercise (including Common Stock used for withholding taxes) shall be counted against the number of Shares available under the Plan.

   (b) The maximum number of Shares with respect to which Options or Stock Appreciation Rights may be granted under the Plan during any fiscal year of the Company to any Employee or Consultant shall not exceed 1,500,000 (in each case subject to adjustment as provided in Section 13 of the Plan).

   If an Option or Stock Appreciation Right is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13 of the Plan), the cancelled Option or Stock Appreciation Right will be counted against the limit set forth this Section 4(b). For this purpose, if the exercise price of an Option or the base amount on which a Stock Appreciation Right is calculated is reduced, the transaction will be treated as a cancellation of the Option or Stock Appreciation Right, as applicable, and the grant of a new Option or new Stock Appreciation Right, as applicable.

   5.  ELIGIBILITY.

   (a) Awards may be made or granted to Employees (including Officers and Directors) and Consultants of the Company and its Affiliates who, in the sole and unreviewable determination of the Committee, are deemed to have rendered or to be able to render services to the Company or its Affiliates and who are deemed to have contributed or to have the potential to contribute to the success of the Company or its Affiliates. No Incentive Stock Option shall be granted to any Person who is not an Employee of the Company or a Corporate Affiliate of the Company at the time of grant.

   (b) Each Option shall be designated in the applicable Option Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Holder during any calendar year (under all plans of the Company or any Affiliate) exceeds $100,000, such Options shall be treated for tax purposes as Nonqualified Stock Options. For purposes of this
Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. For purposes of this Section 5(b), the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

   (c) Neither the Plan nor any Award shall confer upon any Holder any right with respect to continuation of his or her employment or consulting relationship with the Company or any Affiliate, nor shall it interfere in any way with his or her right or the Company's or an Affiliate's right to terminate his or her employment or consulting relationship at any time, with or without cause.

   6.  OPTION EXERCISE PRICE AND CONSIDERATION.

   (a) The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Committee; provided that the exercise price for Options granted under the Director Fee Investment Option Grant Program shall be determined pursuant to Section 11 hereof; and provided further that in the case of an Incentive Stock Option (which in all cases shall be subject to the Code):

      (i) granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Corporate Affiliate, the per share exercise price shall not be less than 110% of the Fair Market Value per Share on the date of grant; and

      (ii) granted to any other Employee, the per share exercise price shall not be less than 100% of the Fair Market Value per Share on the date of grant.

   (b) The type of consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee (and, in the case of an Incentive Stock Option, shall be determined at the time of grant and shall be subject to the Code). Such consideration shall be paid, to the extent permitted by Applicable Laws at the time the Option is exercised, either (i) in cash or check, or (ii) at the discretion of the Committee, in one or a combination of the following ways (which may be in combination with or in lieu of payment by cash or check): (A) by delivery to the Company of other Shares of Common Stock of the Company that
(x) in the case of Shares acquired upon exercise of an Option, have been owned by the Holder for more than six months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings for financial reporting purposes, and (y) have a Fair Market Value on the exercise date equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (B) according to a deferred payment or other arrangement with the Person to whom the Option is granted or to whom the Option is transferred pursuant to Section 16, (C) a reduction in the amount of any Company liability to the Holder, including any liability attributable to the Holder's participation in any Company-sponsored deferred compensation program or arrangement, (D) when permitted by Applicable Laws, through a "same day sale" commitment from the Holder (and if applicable a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer")), whereby the Holder irrevocably elects to exercise the Option and to sell at least that number of Shares so purchased to pay the aggregate exercise price of all of the Shares so purchased, and the Holder (or, if applicable, the NASD Dealer) commits upon sale (or, in the case of the NASD Dealer, upon receipt) of such Shares to forward an amount equal to the aggregate exercise price of such Shares directly to the Company, with any sale proceeds in excess of such amount being for the benefit of the Holder, or (E) in any other form of legal consideration that may be acceptable to the Committee. In making its determination as to the type of consideration to accept, the Committee may consider if acceptance of such consideration may be reasonably expected to benefit the Company. In addition, such consideration shall be accompanied by the delivery by the Holder of a properly executed exercise notice together with such other documentation as the

Committee and a broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

   7.  EXERCISE OF OPTION.

   (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee, including performance criteria with respect to the Company and/or the Holder, and as shall be permissible under the terms of the Plan. At the discretion of the Committee, the Option Agreement may, but need not, include a provision whereby the Holder may elect at any time before the Holder's Continuous Status as an Employee or Consultant terminates to exercise the Option as to any part or all of the Shares subject to the Option prior to the full vesting of the Option. Any unvested Shares so purchased shall (unless otherwise set forth in the Option Agreement evidencing such Options) be subject to (i) terms and conditions similar to those applicable to Restricted Stock under Section 9(b) hereof, (ii) a repurchase option in favor of the Company, and (iii) any other restrictions the Committee determines to be appropriate.

   The total number of Shares subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable with respect to some or all of the Shares allotted to that period and may be exercised with respect to some or all of the Shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised.

   An Option may not be exercised for a fraction of a Share. Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

   Subject to Section 19, an Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option Agreement by the Person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote, receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 hereof.

   (b)  Termination of Employment or Consulting Relationship. Subject to
Section 7(c) and Section 7(d) below and the applicable Option Agreement, in the event of termination of a Holder's Continuous Status as an Employee or Consultant, such Holder may exercise his or her Option to the extent that the Holder was entitled to exercise it at the date of such termination; provided, however, that such Option may be exercised only within such period of time as is determined by the Committee at the date of grant. Such time period shall not, in the case of an Incentive Stock Option, exceed three (3) months after the date of such termination and shall not, in any case, be later than the expiration date of the term of such Option as set forth in the Option Agreement. To the extent that the Holder was not entitled to exercise the Option at the date of such termination, or if the Holder does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate and the Shares covered by such Option shall revert to the Plan. A Holder's Continuous Status as an Employee or Consultant shall not be terminated in the event of Holder's change of status from an Employee to a Consultant or from a Consultant to an Employee; provided, however, that in the event of a Holder's change of status from an Employee to a Consultant, any Incentive Stock Option granted to such Employee shall automatically cease to be treated for tax purposes as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option on the day that is three months and one day following such change of status.

   Further, the Committee may provide in the Option Agreement evidencing a grant of Options that upon termination of a Holder's Continuous Status as an Employee or Consultant, the Committee may elect in its sole discretion that the portion of any Option unexercised as of the date of termination shall be exercisable for Shares of Common Stock or, in lieu thereof, for an amount in cash equal to the excess of the Fair Market Value of the Common Stock over the exercise price, times the number of Shares of Common Stock for which the Option is being exercised. Such exercise shall be effected in the manner set forth in
Section 6(b) hereof, except that in the event that the Committee elects pursuant to this Section 7(b) to deliver cash instead of Shares of Common Stock, the Holder shall not be required to pay the exercise price to the Company. In the event that the Committee elects pursuant to this Section 7(b) to deliver cash instead of Shares of Common Stock and, on the date of such exercise, the Fair Market Value of the Common Stock is less than or equal to the applicable exercise price, then the Holder shall not be entitled to any cash, stock or other property upon such exercise, and the Holder shall have no further rights with respect to the portion of the Option so exercised.

   (c) Disability of Holder. In the event of termination of a Holder's Continuous Status as an Employee or Consultant as a result of his or her Disability, the Holder may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent he or she otherwise was entitled to exercise it at the date of such termination. If such Disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, then in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated for tax purposes as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option on the day that is three months and one day following such termination. To the extent that the Holder was not entitled to exercise the Option at the date of termination, or if the Holder does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate and the Shares covered by such Option shall revert to the Plan.

   (d) Death of Holder. In the event of the death of a Holder, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement) by the Holder's estate or by any Person who acquired the right to exercise the Option by bequest or inheritance (the "Option Beneficiary"), but only to the extent that the Holder was entitled to exercise the Option on the date of death. To the extent that, at the time of death, the Holder was not entitled to exercise the Option, or if the Option Beneficiary does not exercise the Option within the time specified herein, the Option shall terminate and the Shares covered by such Option shall revert to the Plan.

   (e) Stock Reload Option. The Committee may also grant to the Holder (concurrently with the grant of an Incentive Stock Option and at or after the time of grant in the case of a Nonqualified Stock Option) a Stock Reload Option exercisable for a number of shares up to (but not exceeding) the amount of Shares of Common Stock (i) held by the Holder for at least six months and (ii) used to pay all or part of the exercise price of an Option or withheld by the Company as payment for withholding taxes. Such Stock Reload Option shall have an exercise price of the Fair Market Value as of the date of the Stock Reload Option grant. Unless the Committee determines otherwise, (i) a Stock Reload Option may be exercised commencing one year after it is granted and shall expire on the date of expiration of the Option to which the Stock Reload Option is related and (ii) shall otherwise be treated as an Option for all purposes under the Plan.

   (f)  Tax Withholding.

      (i) As a condition of the exercise of an Option granted under the Plan, the Holder (or in the case of the Holder's death, the Option Beneficiary) shall make such arrangements as the Committee may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise of an Option and the issuance of Shares. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

      (ii) In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option.

      (iii) If permitted by the Committee, in its discretion, in the case of a Holder other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under Applicable Laws, the Holder shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, applicable to the exercise. For purposes of this Section 7(f)(iii), the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the "Tax Date").

      (iv) If permitted by the Committee, in its discretion, a Holder may satisfy his or her tax withholding obligations upon exercise of an Option by any method of payment and form of consideration allowable under Section 6(b) hereof.

      (v) Any election or deemed election by a Holder to have Shares withheld to satisfy tax withholding obligations under Section 7(f)(iii) or (iv) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Committee. Any election by a Participant under Section 7(f)(iv) above must be made on or prior to the applicable Tax Date.

   8.  STOCK APPRECIATION RIGHTS.

   (a) Grant and Exercise. Stock Appreciation Rights may be granted in tandem with (i.e., Tandem Stock Appreciation Right) or in conjunction with all or part of any Option granted under the Plan or may be granted on a free-standing basis. In the case of a Nonqualified Stock Option, a Tandem Stock Appreciation Right may be granted either at or after the time of the grant of such Nonqualified Stock Option. In the case of an Incentive Stock Option, a Tandem Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option, and will be subject to the Code.

   (b) Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

      (i) Exercise. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 hereof and this Section 8 and shall be subject to the Code with respect to related Incentive Stock Options and such additional limitations on exercise as shall be determined by the Committee and set forth in the Agreement. A Tandem Stock Appreciation Right may be exercised only when the Fair Market Value of the Shares underlying the Option to which it relates exceeds the Option's exercise price. Other Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and set forth in the Agreement.

      (ii) Termination. A Tandem Stock Appreciation Right shall terminate and shall no longer be exercisable upon the termination or exercise of the related Option, except that, unless otherwise determined by the Committee at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of Shares covered by a related Option shall not be reduced until after the number of Shares remaining under the related Option equals the number of Shares covered by the Tandem Stock Appreciation Right. Other Stock Appreciation Rights shall terminate and shall no longer be exercisable upon such terms and conditions as shall be determined by the Committee and as set forth in the Agreement.

      (iii) Method of Exercise. A Tandem Stock Appreciation Right may be exercised by a Holder by surrendering the applicable portion of the related Option. Other Stock Appreciation Rights may be exercised by a Holder upon surrender thereof, or upon such terms and conditions as shall be determined by the

   Committee and as set forth in the Agreement. Upon such exercise and surrender, the Holder shall be entitled to receive such amount in the form determined pursuant to Section 8(b)(iv) below. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

      (iv) Receipt of SAR Value. Upon the exercise of each individual Stock Appreciation Right covered by an Award of Stock Appreciation Rights, a Holder shall be entitled to receive up to, but not more than, an amount in cash and/or Shares of Common Stock equal to the SAR Value for such individual Stock Appreciation Right, with the Committee having the right to determine the form of payment.

      (v) Shares Affected Upon Plan. Upon the exercise of a Tandem Stock Appreciation Right, the Option or part thereof to which such Tandem Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 4 hereof on the number of Shares of Common Stock to be issued under the Plan, but only to the extent of the number of Shares, if any, issued under the Tandem Stock Appreciation Right at the time of exercise based upon the SAR Value.

   9.   RESTRICTED STOCK.

   (a) Grant. Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Employees and/or Consultants to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of Shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such Awards may be subject to forfeiture ("Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.

   (b) Terms and Conditions. Each Award of Restricted Stock shall be subject to the following terms and conditions:

      (i) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

      (ii) Rights of Holder. Restricted Stock shall constitute issued and outstanding Shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that
   (A) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (B) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (C) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; and (D) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

      (iii) Vesting: Forfeiture. Upon the expiration of the Restriction Period with respect to each Award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (A) all such Restricted Stock shall become vested in accordance with the terms of the Agreement, and
   (B) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

   10.  DEFERRED STOCK.

   (a) Grant. Shares of Deferred Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Employees and/or Consultants to whom, and the time or times at which, grants of Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded, the duration of the period ("Deferral Period") during which, and the conditions under which, receipt of the Shares will be deferred, and all the other terms and conditions of the Awards.

   (b) Terms and Conditions. Each Award of Deferred Stock shall be subject to the following terms and conditions:

      (i) Certificates. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 10(b)(iii) below, where applicable), share certificates shall be delivered to the Holder, or his legal representative, representing the number of Shares equal to the Shares covered by the Award of Deferred Stock.

      (ii) Vesting; Forfeiture. Upon the expiration of the Deferral Period (or the Additional Deferral Period, where applicable) with respect to each Award of Deferred Stock and the satisfaction of any other applicable limitations, terms or conditions, such Deferred Stock shall become vested in accordance with the terms of the Agreement. Any Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock that has been so forfeited. Prior to the expiration of the Deferral Period (or the Additional Deferral Period, where applicable), such Deferred Stock shall not be treated as issued and outstanding Shares of the Company.

      (iii) Additional Deferral Period. A Holder may request to, and the Committee may at any time, defer the receipt of an Award (or an installment of an Award) for an additional specified period or until the occurrence of a specified event ("Additional Deferral Period"). Subject to any exceptions adopted by the Committee, such request must be made at least one year prior to expiration of the Deferral Period for such Award of Deferred Stock (or such installment).

   11.  DIRECTOR FEE INVESTMENT OPTION GRANT PROGRAM.

   (a) Grant. A Director Fee Investment Option Grant Program may be (but is not required to be) implemented by the Board as of the first day of any calendar year beginning after the IPO Date. Upon such implementation, each Non-Employee Director who at such time receives an annual retainer fee payable in cash for his or her service on the Board may elect to apply all or any portion of such annual retainer fee to the acquisition of an Option grant under this Director Fee Investment Option Grant Program. Such election must be filed with the Company's Chief Financial Officer prior to the first day of the calendar year for which the election is to be in effect. Each Non-Employee Director who files such a timely election with respect to his or her annual retainer fee shall automatically be granted an Option under this Director Fee Investment Option Grant Program on the first trading day in January in the calendar year for which that fee would otherwise be payable.

   (b) Terms and Conditions. Each Option shall be a Nonqualified Stock Option governed by the terms and conditions specified below:

      (i) Exercise Price. The exercise price per Share shall be thirty-three and one-third percent (33 1/3%) of the Fair Market Value per Share on the Option grant date. The exercise price shall become immediately due upon exercise of the Option and shall be payable in one or more of the alternative forms authorized under Section 6(b) hereof.

      (ii) Number of Option Shares. The number of Shares subject to the Option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

          X = A / (B x 66 2/3%), where

          X is the number of Option shares,

          A is the dollar amount of the annual retainer fee subject to the Non-Employee Director's election, and

          B is the Fair Market Value per Share on the Option grant date.

      (iii) Exercise. If granted, the Option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Holder's completion of each month of Board service during the calendar year in which the Option is granted. Each Option shall have a maximum term of ten
   (10) years measured from the Option grant date.

      (iv) Remaining Terms. Each Option granted under this Director Fee Investment Option Grant Program shall be subject to (x) the terms and conditions of Section 7 hereof to the extent such terms and conditions are not inconsistent with this Section 11(b) and (y) such other terms and conditions as may be determined by the Board and set forth in the Option Agreement evidencing such Options.

   12.  OTHER STOCK-BASED AWARDS.

   (a) Grant and Exercise. Other Stock-Based Awards may be awarded, subject to limitations under Applicable Laws, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, Shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into or exchangeable for Shares of Common Stock and Awards valued by reference to the value of securities of or the performance of specified Subsidiaries or the Parent of the Company. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other Awards under this Plan or any other plan of the Company or any Affiliate.

   (b) Eligibility For Other Stock-Based Awards. The Committee shall determine the Employees and/or Consultants to whom, and the time or times at which, grants of such Other Stock-Based Awards shall be made, the number of Shares of Common Stock to be awarded pursuant to such Awards, and all other terms and conditions of the Awards.

   (c) Terms and Conditions. Each Other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee and set forth in the Agreement evidencing such Award.

   13.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

   (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, (i) the number of Shares of Common Stock covered by each outstanding Award, (ii) the number of Shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, and (iii) the price per share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of capital stock of any class, or securities convertible into or exchangeable for shares of capital stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of Shares of Common Stock subject to an Award.

   (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Committee shall notify each Holder of an outstanding Award granted hereunder at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Award shall terminate immediately prior to the consummation of such proposed action; provided, however, that the Committee may, in the exercise of its sole and unreviewable discretion in such instances, declare that any Award shall terminate as of an earlier date fixed by the Committee and give each Holder the right to exercise his or her rights as to all or any part of the Award, including Shares as to which the Award would not otherwise be exercisable.

   (c) Merger or Asset Sale. Subject to Section 13(d), in the event of the merger of the Company into, or the consolidation of the Company with, another Person in which the shareholders of the Company receive cash or securities of another issuer, or any combination thereof, in exchange for their Shares of Common Stock, or the sale of all or substantially all of the assets of the Company, each outstanding Award shall be assumed or an equivalent option or right substituted by the successor Person or an Affiliate of the successor Person. In the event that the successor Person refuses to assume or substitute for the Award, the Holder shall fully vest in and have the right to exercise the Award (provided it has not already terminated), including Shares as to which it would not otherwise be vested or exercisable. If an Award becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger, consolidation or sale of assets, the Committee shall notify the Holder that the Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Award shall terminate upon the expiration of such period. For the purposes of this Section 13(c), the Award shall be considered assumed if, following the merger, consolidation or sale of assets, the option or right substituted for such Award confers the right to purchase or receive, for each Share of Common Stock subject to the Award immediately prior to the merger, consolidation or sale of assets, the per share consideration (whether stock, cash, or other securities or property) received in the merger, consolidation or sale of assets by holders of Common Stock (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger, consolidation or sale of assets is not solely common stock of the successor Person or its Parent (if any), the Committee may, with the consent of the successor Person, provide for the consideration to be received upon the exercise of the Award, for each Share of Common Stock subject to the Award, to be solely common stock of the successor Person or its Parent (if any) equal in fair market value to the per share consideration received by holders of Common Stock in the merger, consolidation or sale of assets.

   (d) Change of Control. Notwithstanding anything to the contrary, the Committee may grant Awards which provide for the acceleration of the vesting of Shares subject to the Award upon a Change of Control. Such provisions shall be set forth in the Agreement evidencing such Award.

   (e)  Further Adjustments. In the event of any change of a type described in
Section 13(a) or Section 13(c) above, the Committee shall make any further adjustment to the maximum number of Shares which may be acquired under the Plan pursuant to the exercise of Awards, the maximum number of Shares for which Awards may be granted to any one Employee or Consultant and the number of Shares and price per Share subject to outstanding Awards as shall be equitable to prevent dilution or enlargement of rights under such Awards, and the determination of the Committee as to these matters shall be conclusive and binding on the Holder; provided, however, that (i) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code (or any successor provision) and (ii) in no event shall any adjustment be made which would cause any Incentive Stock Option granted hereunder to no longer be an "incentive stock option" as defined in Section 422 of the Code.

   (f) No Limitation on Right to Merge, Etc. The grant of Awards pursuant to the Plan shall not restrict in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, or sell or transfer all or any part of its business or assets.

   14.  TERM OF PLAN.

   The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company, as described in
Section 22 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 18 of the Plan.

   15.  TERM OF OPTIONS.

   The term of each Option and other Award shall be the term stated in the applicable Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof; and provided further that in the case of an Incentive Stock Option granted to a Holder who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Corporate Affiliate, the term of the Option shall be no more than five (5) years from the date of grant thereof.

   16.  NON-TRANSFERABILITY OF AWARDS.

   An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Holder to whom the Incentive Stock Option is granted only by such Holder. Any other Award, including a Nonqualified Stock Option, shall not be transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined by the Code or by Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder (a "QDRO"), and shall be exercisable during the lifetime of the Holder to whom the Option is granted only by such Holder or any transferee pursuant to a QDRO; provided, however, that the Committee, in its discretion, may allow for transferability of Nonqualified Stock Options by a Holder to Immediate Family Members. Any Nonqualified Stock Option grants that are transferable are further conditioned on the Holder and the applicable Immediate Family Members agreeing to abide by the Company's then current stock option transfer guidelines. A Tandem Stock Appreciation Right may not be transferred except when the corresponding Option is transferred as permitted by this Section 16 and, when the corresponding Option is transferred, the Tandem Stock Option Appreciation Right must be transferred to the same permitted transferee to whom the Option is transferred.

   17.  TIME OF GRANTING AWARDS.

   The date of grant of an Award shall, for all purposes, be the date on which the Committee makes the determination granting such Award, or such other date as is determined by the Committee. Notice of the determination shall be given to each Employee or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

   18.  AMENDMENT AND TERMINATION OF THE PLAN.

   The Board may amend or terminate the Plan in any respect whatsoever, provided that any such amendment or termination of the Plan shall not affect Award already granted and such Award shall remain in full force and effect as if the Plan had not been amended or terminated. In addition, to the extent necessary and desirable to comply with Rule 16b-3 (or any other Applicable Law or regulation, including the requirements of the National Association of Securities Dealers or the Stock Exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

   19.  CONDITIONS UPON ISSUANCE OF SHARES.

   Shares shall not be issued pursuant to an Award unless the issuance and delivery of such Shares pursuant thereto shall comply with all relevant Applicable Laws, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act"), the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of the Stock Exchange, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

   The Company may require any Holder, as a condition of receiving Shares pursuant to an Award, (i) to give written assurances satisfactory to the Company as to the Holder's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award;
(ii) to give written assurances satisfactory to the Company stating that such Holder is acquiring the Shares subject to the Award for such Holder's own account and not with any present intention of selling or otherwise distributing such Shares; (iii) to deliver such other documentation as may be necessary to comply with federal and state securities laws and all other Applicable Laws; and (iv) to sign a counterpart to and agree to be bound by all of the terms and conditions of the Company's shareholders' agreement as then in effect. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the Shares upon the exercise of or pursuant to the Award has been registered under a then currently effective registration statement under the Securities Act and all applicable state securities laws, or
(ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws and other Applicable Laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with the Plan, applicable securities laws and other Applicable Laws, including, but not limited to, legends restricting the transfer of the Shares, and may enter stop-transfer orders against the transfer of the Shares issued upon the exercise of or pursuant to an Award.

   The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

   20.  RESERVATION OF SHARES.

   The Company, during the term of the Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

   21.  AGREEMENTS.

   Options shall be evidenced by Option Agreements, and other Awards shall be evidenced by other Agreements, each in such form as the Committee shall approve from time to time.

   22.  SHAREHOLDER APPROVAL.

   Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board. Such shareholder approval shall be obtained to the extent and in manner required under Applicable Laws and the rules of the Stock Exchange.

   23.  USE OF PROCEEDS FROM STOCK.

   The proceeds, if any, from the sale of Common Stock pursuant to Options or other Awards shall constitute general funds of the Company.

   24.  MISCELLANEOUS.

   (a) Acceleration of Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Agreement evidencing the Award stating the time at which it may first be exercised or the time during which it will vest.

   (b) Rule 16b-3. With respect to Persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 and with respect to such Persons all transactions shall be subject to such conditions regardless of whether they are expressly set forth in the Plan or the Agreement. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall not apply to such Persons or their transactions and shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

   (c) Grants Exceeding Allotted Shares. If the number of Shares of Common Stock subject to an Award granted pursuant to the Plan exceeds, as of the date of grant, the number of Shares that may be issued under the Plan without additional shareholder approval, such Award shall be void with respect to such excess Shares, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 18 of the Plan.

   (d) Notice. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Secretary of the Company at 15455 North Dallas Parkway, Suite 500, Addison, Texas 75001, Attn: Secretary and shall become effective when it is received. Any written notice to Holders required by any provisions of the Plan shall be addressed to the Holder at the address on file with the Company and shall become effective three days after it is mailed by certified mail, postage prepaid to such address or at the time of delivery if delivered sooner by messenger or overnight courier.

   (e) Savings Clause. Notwithstanding any other provision hereof, the Plan is intended to qualify as a plan pursuant to which Incentive Stock Options may be issued under Section 422 of the Code. If the Plan or any provision of the Plan shall be held to be invalid or to fail to meet the requirements of Section 422 of the Code or the regulations promulgated thereunder, such invalidity or failure shall not affect the remaining parts of the Plan or such provisions which apply only to Nonqualified Stock Options, but rather it shall be construed and enforced as if the Plan or the affected provision thereof, as the case may be, complied in all respects with the requirements of Section 422 of the Code.

   (f) Governing Law. The Plan and all rights and obligations thereunder shall be construed in accordance with and governed by the laws of the State of Texas without regard to its conflict of laws rules.

            [THE REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK.]

                                        Exhibit A to 2002 Equity Incentive Plan

                           ASCENDANT SOLUTIONS, INC.

                          2002 EQUITY INCENTIVE PLAN

                            STOCK OPTION AGREEMENT

                              (Standard Exercise)

[Optionee's name and address]

   This Stock Option Agreement (this "Option Agreement") is entered into as of ______ ______, 2002, by and between you ("Optionee") and Ascendant Solutions, Inc., (the "Company"). Unless otherwise defined herein, all defined terms used herein shall have the meanings set forth in the 2002 Equity Incentive Plan of the Company (the "Plan").

   1. Grant of Option. The Company hereby grants to Optionee an option (the "Option") to purchase the number of shares (the "Shares") of the Common Stock, par value $.0001 per share (the "Common Stock"), of the Company set forth below at the exercise price and on the other terms and conditions set forth below, subject to the terms and conditions of this Option Agreement and the Plan (which is incorporated herein by reference), including the provisions thereof relating to increases in the number of shares covered by this Option upon the occurrence of certain specified events, as follows:

        Grant Number
                                   -------------------------------------
        Date of Grant ("Date of
          Grant")
                                   -------------------------------------
        Vesting Commencement Date
                                   -------------------------------------
        Exercise Price per Share
        ("Exercise
        Price Per Share")
                                   -------------------------------------
        Total Number of Shares
          Granted
                                   -------------------------------------
        Total Exercise Price
                                   -------------------------------------
        Type of Option:
           ____ Incentive Stock
             Option
           ____ Nonqualified
             Stock Option
        Term/Expiration Date:
        (No more than 10 years
        from date of grant,
        5 years for certain
        grants)

   If designated above as an Incentive Stock Option, this Option is intended (subject to Section 5(b) of the Plan) to qualify as an Incentive Stock Option as defined in Section 422 of the Code; provided, however, the Company has not made, and will not be deemed to make hereby, any representations or warranties to Optionee with respect to such qualification.

   2.  Vesting Schedule.

       (a) This Option may be exercised, in whole or in part, in accordance with the following schedule. Except only as specifically provided elsewhere herein or in the Plan, this Option shall be exercisable in the following cumulative installments as follows:

[Note: the vesting schedule is to be completed upon grant of the Option]

       (b) Notwithstanding the vesting schedule set forth above, in the event of Optionee's death, Disability or other termination of Optionee's Continuous Status as an Employee or Consultant (regardless of the reason), Options that have not become vested and exercisable under Section 2(a) shall cease vesting, shall not be exercisable and shall automatically be forfeited and cancelled on the date of such termination.

       (c) Notwithstanding the vesting schedule set forth above, and so long as the Option has not been terminated, in the event of a "Change of Control" as defined in the Plan, the vesting schedule above shall be accelerated such that the Option shall be deemed to be fully vested immediately prior to such event.

[Note: delete the foregoing paragraph if the Option does not automatically accelerate upon a change of control.]

   3.  Exercise of Option.

       (a) This Option shall be exercisable, with respect to any or all of the Shares, during its term in accordance with the vesting schedule set out in
Section 2 hereof and in accordance with the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, Disability or other termination of Optionee's Continuous Status as an Employee or Consultant (regardless of the reason), this Option shall be exercisable only in accordance with the applicable provisions of the Plan and this Option Agreement (including
Section 2(b) and Section 4 hereof).

       (b) To exercise this Option, Optionee must deliver to the Company an executed exercise agreement in the form attached hereto as Exhibit A (the "Exercise Agreement") which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (this Option may be exercised in one or more installments, provided that this Option may not be exercised as to fewer than one-hundred (100) Shares), any restrictions (including restrictions on transfer) imposed on the Shares, and such other representations and agreements as to the Optionee's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. The Exercise Agreement shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Agreement shall be accompanied by payment of the Exercise Price Per Share multiplied by the number of Shares in respect of which the Option is being exercised (the "Exercise Price"). This Option shall be deemed to be exercised upon receipt by the Company of such executed Exercise Agreement accompanied by the Exercise Price.

       (c) The Optionee shall, upon notification of the amount due (if any) as a result of the exercise of the Option and prior to or concurrent with delivery of the certificate representing the Shares, pay to the Company as provided in the Plan amounts necessary to satisfy applicable federal, state and local tax withholding requirements.

       (d) No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with this Option Agreement and Section 19 of the Plan. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

   4. Termination Period. Optionee may exercise that portion of the Option that is vested on the date of termination (or becomes vested by reason of such termination pursuant to this Agreement) for three months (or such shorter period provided for elsewhere herein or in the Plan) after termination of Optionee's Continuous Status as an Employee or Consultant, or for such longer period upon Optionee's death or Disability as provided in the Plan. If the Optionee's status changes from Employee to Consultant or Consultant to Employee, this Option Agreement shall remain in effect. In no event may Optionee exercise this Option after the Term/Expiration Date as provided above in Section 1. Notwithstanding the foregoing, in the event that Optionee's Continuous Status as an Employee or Consultant is terminated by the Company for Cause, this Option (both the vested and unvested portions thereof) will terminate on the date of such termination and will not be exercisable thereafter. For purposes of this Option Agreement, "Cause" means the occurrence of any of the following events or reasons:

       (a) Optionee's conviction for a felony offense or commission by Optionee of any act abhorrent to the community that the Company considers materially damaging to or tending to discredit the reputation of the Company;

       (b) Dishonesty, fraud, willful misconduct, unlawful discrimination or theft on the part of Optionee;

       (c) Optionee's using for Optionee's own benefit any confidential or proprietary information of the Company, or willfully or negligently divulging any such information to third parties without the prior written consent of the Company;

       (d) Optionee's public drunkenness, public use of illegal substances or drugs or the use, possession, distribution or being under the influence of alcohol or illegal substances or drugs in the workplace (the only exception is that Optionee may consume alcohol reasonably and responsibly, if he or she so chooses, at legitimate business events and functions where alcohol is legally available);

       (e) the determination by the Company that Optionee has continually failed or refused to comply, after notice of and a reasonable opportunity to cure such failure or refusal, with the policies, standards, regulations, instructions, or directions of the Company as they currently exist or as they may be modified from time to time; or

       (f) any violation by the Optionee of any Noncompetition, Nondiversion, or Nondisclosure Agreement between the Optionee and the Company (the "Noncompetition Agreement"), or any part of any noncompetition, nondiversion, nondisclosure or similar agreement that amends, extends, supplements, modifies or supersedes the Noncompetition Agreement.

   5. Method of Payment. The purchase price of Shares acquired pursuant to the Option shall be paid as set forth in the Plan. THE USE OF SHARES OF STOCK ACQUIRED OR TO BE ACQUIRED TO PAY FOR EXERCISED SHARES MAY HAVE INCOME TAX CONSEQUENCES FOR THE OPTIONEE.

   6. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, and may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board.

   7. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution or as otherwise set forth in the Plan and may be exercised during the lifetime of Optionee only by Optionee or a permitted transferee as set forth in the Plan. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

   8. Term of Option. This Option may be exercised only within the term set out in Section 1 hereof, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement. The limitations set forth in Sections 5, 6 and 15 of the Plan regarding Options designated as Incentive Stock Options and Options granted to more than ten percent (10%) shareholders shall apply to this Option.

   9. Changes in Capital Structure. The Optionee agrees and acknowledges that the Company shall have the right at any time and from time to time after the date of this Option Agreement to authorize additional classes or series of capital stock, some of which may entitle the holders thereof to greater rights than the holders of the Common Stock into which this Option is convertible, and to issue shares thereunder, subject only to the limits imposed by Applicable Laws.

   10. Tax Consequences. The grant and/or exercise of the Option will have federal and state income tax consequences. THE OPTIONEE SHOULD CONSULT A TAX ADVISER UPON THE GRANT OF THE OPTION AND BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES ACQUIRED UPON EXERCISE, PARTICULARLY WITH RESPECT TO HIS OR HER STATE'S TAX LAWS.

   11. Entire Agreement. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and this Option Agreement may not be amended except by means of a writing signed by the Company and Optionee. If any inconsistency should exist between the terms and conditions of this Option Agreement and the Plan, the Plan shall govern and control.

   12. Governing Law. This Option Agreement is governed by Texas law except for that body of law pertaining to conflict of laws.

   13. Warranties, Representations and Covenants. The undersigned Optionee warrants and represents that he or she has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all of the provisions of the Plan and this Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan and this Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS OPTION AGREEMENT, NOR IN THE PLAN, WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

   14. Relation to Other Benefits; Termination of Employment. Any economic or other benefit to the Optionee under this Option Agreement or the Plan will not be taken into account in determining any benefits to which the Optionee may be entitled under any profit-sharing, retirement or similar benefit or compensation plan maintained by the Company and will not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Company. No provision of this Option Agreement will limit in any way whatsoever any right that the Company may otherwise have to terminate the employment or adjust the compensation of the Optionee at any time.

   [Note: If applicable, insert here any other terms and conditions of the Option as determined by the Committee, such as any specified performance goals or other criteria which must be attained for the vesting of the Option; any additional restrictions or limitations applicable to the Option; and any additional vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions applicable to the Option.]

                                          THE COMPANY:

                                          ASCENDANT SOLUTIONS, INC.

                                          By: _______________________________
                                          Name: _____________________________
                                          Title: ____________________________

                                          OPTIONEE:

                                         --------------------------------------
                                          Signature

                                         --------------------------------------
                                          Print Name

                                         --------------------------------------
                                          Residence Address

                                         --------------------------------------
                                          Area Code/Telephone Number

                                            Exhibit A to Stock Option Agreement
                                                            (Standard Exercise)

                           ASCENDANT SOLUTIONS, INC.

                          2002 EQUITY INCENTIVE PLAN

                              EXERCISE AGREEMENT

                              (Standard Exercise)

Ascendant Solutions, Inc.
15455 North Dallas Parkway
Suite 500
Addison, Texas 75001

   Attention: Secretary

   1. Exercise of Option. Effective as of today, __________, 200_, the undersigned ("Purchaser") hereby elects, pursuant to this Exercise Agreement (this "Exercise Agreement"), to exercise ______ options (the "Options") to purchase __________ shares (the "Shares") of the Common Stock of Ascendant Solutions, Inc., (the "Company") under and pursuant to the 2002 Equity Incentive Plan (the "Plan") and the Stock Option Agreement dated ____________, 200_ (the "Option Agreement"). The purchase price for the Shares shall be $______, as specified in the Option Agreement. Unless otherwise defined herein, all defined terms used herein shall have the meanings set forth in the Plan.

   2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares of ______________________________. THE USE OF SHARES OF STOCK ACQUIRED OR TO BE ACQUIRED FOR EXERCISED SHARES MAY HAVE INCOME TAX CONSEQUENCES FOR THE PURCHASER.

   3. Representations and Warranties of Purchaser; Compliance with Securities Laws. Purchaser represents and warrants to the Company that:

       (a) Agrees to Terms of the Plan. Purchaser has received a copy of the Plan and the Option Agreement, has read and understands the terms of the Plan and the Option Agreement, and agrees to be bound by their terms and conditions. Purchaser acknowledges that there may be adverse tax consequences upon exercise of the Options or disposition of the Shares, and that Purchaser should consult a tax adviser prior to such exercise or disposition.

       (b) Purchase for Own Account for Investment. Purchaser is purchasing the Shares for Purchaser's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Purchaser has any beneficial ownership of any of the Shares.

       (c) Access to Information. Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares and Purchaser has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

       (d) Understanding of Risks. Purchaser is fully aware of: (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Purchaser may not be able to sell or dispose of the Shares or use them as collateral for loans);
(iv) the qualifications and backgrounds of the management of the Company; and
(v) the tax consequences of investment in the Shares. Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser's own interests in this transaction and is financially capable of bearing a total loss of this investment.

       (e) No General Solicitation. At no time was Purchaser presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer sale and purchase of the Shares.

       (f) Compliance with U.S. Federal Securities Laws and State Securities Laws. Purchaser understands and acknowledges that the Shares have not been registered with the Securities and Exchange Commission (the "SEC") under the Securities Act and that, notwithstanding any other provision of this Exercise Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Purchaser agrees to cooperate with the Company to ensure compliance with such laws.

   4.  Restricted Securities; Restrictions on Transfers.

       (a) No Transfer Unless Registered or Exempt. Purchaser understands that Purchaser may not transfer any Shares except pursuant to this Exercise Agreement and unless such Shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

       (b) SEC Rule 144. In addition, Purchaser has been advised that SEC Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of one
(1) year, and in certain cases two (2) years, after they have been purchased and paid for (within the meaning of Rule 144). Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an "affiliate" of the Company or if "current public information" about the Company (as defined in Rule 144) is not publicly available.

       (c) Disposition of Shares. Purchaser hereby agrees that Purchaser shall make no disposition of the Shares unless and until:

          (i) Purchaser shall have complied with all requirements of this Exercise Agreement applicable to the disposition of the Shares;

          (ii) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Shares under the Securities Act or (ii) all appropriate action necessary for compliance with the registration requirements of the Securities Act or any exemption from registration available under the Securities Act (including Rule 144) has been taken; and

          (iii) Purchaser shall have provided the Company with such other written assurances and agreements, in form and substance satisfactory to the Company, as may be requested by the Company pursuant to the Plan.

       (d) Restrictions on Transfer. Subject to Section 6(f) below, Purchaser shall not sell, transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber, gift or otherwise dispose of ("Transfer") any Shares without the prior written consent of the Company. In addition, any proposed Transfer shall be subject to the Company's Right of First Refusal (as defined below) pursuant to Section 6 below.

       (e) Transferee Obligations. Each person (other than the Company) to whom the Shares are Transferred by means of one of the permitted Transfers specified in Section 6(f) of this Exercise Agreement must, as a condition precedent to the validity of such Transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Exercise Agreement and that the transferred Shares are subject to (i) the Company's Right of First Refusal granted hereunder and (ii) the market stand-off provisions of Section 5, to the same extent such Shares would be so subject if retained by the Purchaser.

   5. Market Standoff Agreement. Purchaser agrees in connection with any registration of the Company's securities that, upon the request of the Company or the underwriters managing any public offering of the Company's securities, Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the underwriters may specify.

   6. Company's Right of First Refusal. Before any Shares acquired by Purchaser hereunder and held by Purchaser or any permitted transferee of such Shares (either being sometimes referred to herein as the "Purchaser") may be Transferred, the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Shares proposed to be Transferred (the "Offered Shares") on the terms and conditions set forth in this Section 6 (the "Right of First Refusal").

       (a) Notice of Proposed Transfer. The Purchaser of the Offered Shares shall deliver to the Company a written notice (the "Notice") stating: (i) the Purchaser's bona fide intention to Transfer the Offered Shares; (ii) the name of each proposed bona fide purchaser or other transferee ("Proposed Transferee"); (iii) the number of Offered Shares to be Transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Purchaser proposes to Transfer the Offered Shares (the "Offered Price") and (v) that the Purchaser will offer to Transfer the Offered Shares to the Company and/or its assignee(s) at the Offered Price as provided in this
Section 6.

       (b) Exercise of Right of First Refusal: At any time within thirty (30) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Purchaser, elect to purchase all (or, with the consent of the Purchaser, less than all) the Offered Shares proposed to be Transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price determined as specified below.

       (c) Purchase Price: The purchase price for the Offered Shares purchased under this Section 6 will be the Offered Price. If the Offered Price includes consideration other than cash, then the cash equivalent value of the non-cash consideration shall conclusively be deemed to be the value of such non-cash consideration as determined in good faith by the Board.

       (d) Payment: Payment of the Offered Price will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding indebtedness of the Purchaser to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The Offered Price will be paid without interest within sixty (60) days after the Company's receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

       (e) Transfer. If all of the Offered Shares proposed in the Notice to be Transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 6, then the Purchaser may Transfer such Offered Shares to that Proposed Transferee at the Offered Price or at a higher price;

provided that such Transfer is consummated within 120 days after the date of the Notice, and provided further, that (i) any such Transfer is effected in compliance with all applicable securities laws and (ii) the Proposed Transferee agrees in writing that the provisions of this Section 6 will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not Transferred to the Proposed Transferee within such 120 day period, then a new Notice must be given to the Company, and the Company will again be offered the Right of First Refusal before any Shares held by the Purchaser may be Transferred.

       (f)  Exempt Transfers: Notwithstanding anything to the contrary in
Section 4(d) or in this Section 6, the following Transfers of Offered Shares will be exempt from the Right of First Refusal: (i) the Transfer of any or all of the Offered Shares during Purchaser's lifetime by gift or on Purchaser's death by will or intestacy to any Immediate Family Member (as such term is defined in the Plan) of Purchaser, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section 6 will continue to apply to the Transferred Shares in the hands of such transferee or other recipient; (ii) any Transfer of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations (except that the Right of First Refusal will continue to apply thereafter to such Shares, in which case the surviving corporation of such merger or consolidation shall succeed to the rights of the Company under this Section 6 unless the agreement of merger or consolidation expressly otherwise provides); or (iii) any Transfer of Shares pursuant to the winding up and dissolution of the Company.

       (g) Termination of Right of First Refusal: The Company's Right of First Refusal will terminate on the IPO Date.

   7. Rights as Shareholder. The Purchaser shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares for which such Option is exercised including, but not limited to, rights to vote or to receive dividends unless and until the Purchaser has satisfied all requirements for exercise of the Option pursuant to its terms, the certificates evidencing such Shares have been issued and the Purchaser has become a record holder of such Shares. A share certificate for the number of Shares so acquired shall be issued to the Purchaser as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date all the conditions set forth above are satisfied, except as provided in Section 13 of the Plan.

   8. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

   9. Legends. Purchaser understands and agrees that the Company will cause a legend regarding the Company's Right of First Refusal to be placed upon any certificate(s) or other documents or instruments evidencing ownership of the Shares by the Purchaser, in addition to any other legends required under federal and state securities laws including the following legends:

   "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF (I) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER SUCH ACT, (II) A 'NO ACTION' LETTER OF THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO SUCH SALE OR OFFER, OR (III) AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT REGISTRATION UNDER SUCH ACT IS NOT REQUIRED WITH RESPECT TO SUCH SALE OR OFFER."

   "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN

   COMPLIANCE WITH THE TERMS OF WRITTEN AGREEMENTS BETWEEN THE CORPORATION AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENTS GRANT CERTAIN RIGHTS OF FIRST REFUSAL TO THE CORPORATION. THE SECRETARY OF THE CORPORATION WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENTS TO THE HOLDER HEREOF WITHOUT CHARGE."

   10. Entire Agreement. The Plan and the Option Agreement are incorporated herein by reference. This Exercise Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and this Exercise Agreement may not be amended except by means of a writing signed by the Company and Purchaser. If any inconsistency should exist between the terms and conditions of this Exercise Agreement and the terms of the Option Agreement, the terms of the Option Agreement shall govern and control. If any inconsistency should exist between the terms and conditions of this Exercise Agreement and the terms of the Plan, the terms of the Plan shall govern and control.

   11. Governing Law. This Exercise Agreement is governed by Texas law except for that body of law pertaining to conflict of laws.

              Submitted by:             Accepted by:

              PURCHASER:                THE COMPANY:

                                        ASCENDANT SOLUTIONS, INC.

              _________________________ By: ___________________
              Signature

              _________________________ Its: __________________
              Print Name

              Address:                  Address:
              --------                  --------

              _________________________ 15455 North Dallas Parkway
                                        Suite 500
              _________________________ Addison, Texas 75001
                                        Attn: Secretary

                                        Exhibit B to 2002 Equity Incentive Plan

                           ASCENDANT SOLUTIONS, INC.

                          2002 EQUITY INCENTIVE PLAN

                            STOCK OPTION AGREEMENT

                           (Immediately Exercisable)

[Optionee's name and address]

   This Stock Option Agreement (this "Option Agreement") is entered into as of ______ ______, 2002, by and between you ("Optionee") and Ascendant Solutions, Inc. (the "Company"). Unless otherwise defined herein, all defined terms used herein shall have the meanings set forth in the 2002 Equity Incentive Plan of the Company (the "Plan").

   1. Grant of Option. The Company hereby grants to Optionee an option (the "Option") to purchase the number of shares (the "Shares") of the Common Stock, par value $.0001 per share (the "Common Stock"), of the Company set forth below at the exercise price and on the other terms and conditions set forth below, subject to the terms and conditions of this Option Agreement and the Plan (which is incorporated herein by reference), including the provisions thereof relating to increases in the number of shares covered by this Option upon the occurrence of certain specified events, as follows:

Grant Number
                                                      ---------------------------------
Date of Grant ("Date of Grant")
                                                      ---------------------------------
Vesting Commencement Date
                                                      ---------------------------------
Exercise Price per Share ("Exercise Price Per Share")
                                                      ---------------------------------
Total Number of Shares Granted
                                                      ---------------------------------
Total Exercise Price
                                                      ---------------------------------
Type of Option:
   ____ Incentive Stock Option
   ____ Nonqualified Stock Option
Term/Expiration Date:
(No more than 10 years from date of grant,
5 years for certain grants)

   If designated above as an Incentive Stock Option, this Option is intended (subject to Section 5(b) of the Plan) to qualify as an Incentive Stock Option as defined in Section 422 of the Code; provided, however, the Company has not made, and will not be deemed to make hereby, any representations or warranties to Optionee with respect to such qualification.

   2.  Vesting Schedule.

       (a) Except only as specifically provided elsewhere herein or in the Plan, the Shares issuable upon exercise of this Option shall become vested, in whole or in part, in cumulative installments in accordance with the following vesting schedule:

[Note: the vesting schedule is to be completed upon grant of the Option]

Shares that are vested pursuant to the schedule set forth in this Section 2(a) are "Vested Shares." Shares that are not vested pursuant to the schedule set forth in this Section 2(a) are "Unvested Shares."

       (b) Notwithstanding the vesting schedule set forth above, in the event of Optionee's death, Disability or other termination of Optionee's Continuous Status as an Employee or Consultant (regardless of the reason), Shares that have not become vested under Section 2(a) shall cease vesting and shall automatically become subject to the Company's Repurchase Option pursuant to
Section 6 of the Exercise Agreement (as defined below) on the date of such termination.

       (c) Notwithstanding the vesting schedule set forth above, and so long as the Option has not been terminated, in the event of a "Change of Control" as defined in the Plan, the vesting schedule above shall be accelerated such that the Shares issuable upon exercise of this Option shall be deemed to be fully vested immediately prior to such event.

[Note: delete the foregoing paragraph if the Option does not automatically accelerate upon a change of control.]

   3.  Exercise of Option.

       (a) This Option is immediately exercisable with respect to any or all of the Vested and Unvested Shares, during its term and in accordance with the applicable provisions of the Plan and this Option Agreement. However, any Unvested Shares issued upon exercise of this Option will be subject to the restrictions set forth in Section 6 of the Exercise Agreement until such Shares become Vested Shares in accordance with the schedule set forth in Section 2 hereof. In the event of Optionee's death, Disability or other termination of Optionee's Continuous Status as an Employee or Consultant (regardless of the reason), this Option shall be exercisable only in accordance with the applicable provisions of the Plan and this Option Agreement (including Section 3(b) and Section 4 hereof).

       (b) Notwithstanding anything in Section 3(a) to the contrary, in the event of Optionee's death, Disability or other termination of Optionee's Continuous Status as an Employee or Consultant (regardless of the reason), this Option, to the extent not already exercised, shall cease to be exercisable as to any Unvested Shares and shall automatically be forfeited and cancelled with respect to such Unvested Shares.

       (c) To exercise this Option, Optionee must deliver to the Company an executed exercise agreement in the form attached hereto as Exhibit A (the "Exercise Agreement") which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (this Option may be exercised in one or more installments, provided that this Option may not be exercised as to fewer than one-hundred (100) Shares), any restrictions (including restrictions on transfer) imposed on the Shares, and such other representations and agreements as to the Optionee's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. The Exercise Agreement shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Agreement shall be accompanied by payment of the Exercise Price Per Share multiplied by the number of Shares in respect of which the Option is being exercised (the "Exercise Price"). This Option shall be deemed to be exercised upon receipt by the Company of such executed Exercise Agreement accompanied by the Exercise Price.

       (d) The Optionee shall, upon notification of the amount due (if any) as a result of the exercise of the Option and prior to or concurrent with delivery of the certificate representing the Shares, pay to the Company as provided in the Plan amounts necessary to satisfy applicable federal, state and local tax withholding requirements.

       (e) No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with this Option Agreement and Section 19 of the Plan. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

   4. Termination Period. Optionee may exercise that portion of the Option covering Vested Shares on the date of termination (or that covers Shares that become Vested Shares by reason of such termination pursuant to this Agreement) for three months (or such shorter period provided for elsewhere herein or in the Plan) after termination of Optionee's Continuous Status as an Employee or Consultant, or for such longer period upon Optionee's death or Disability as provided in the Plan. If the Optionee's status changes from Employee to Consultant or Consultant to Employee, this Option Agreement shall remain in effect. In no event may Optionee exercise this Option after the Term/Expiration Date as provided above in Section 1. Notwithstanding the foregoing, in the event that Optionee's Continuous Status as an Employee or Consultant is terminated by the Company for Cause, this Option (both the portion covering Vested Shares and the portion covering Unvested Shares), to the extent not already exercised, will terminate on the date of such termination and will not be exercisable thereafter. For purposes of this Option Agreement, "Cause" means the occurrence of any of the following events or reasons:

       (a) Optionee's conviction for a felony offense or commission by Optionee of any act abhorrent to the community that the Company considers materially damaging to or tending to discredit the reputation of the Company;

       (b) Dishonesty, fraud, willful misconduct, unlawful discrimination or theft on the part of Optionee;

       (c) Optionee's using for Optionee's own benefit any confidential or proprietary information of the Company, or willfully or negligently divulging any such information to third parties without the prior written consent of the Company;

       (d) Optionee's public drunkenness, public use of illegal substances or drugs or the use, possession, distribution or being under the influence of alcohol or illegal substances or drugs in the workplace (the only exception is that Optionee may consume alcohol reasonably and responsibly, if he or she so chooses, at legitimate business events and functions where alcohol is legally available);

       (e) the determination by the Company that Optionee has continually failed or refused to comply, after notice of and a reasonable opportunity to cure such failure or refusal, with the policies, standards, regulations, instructions, or directions of the Company as they currently exist or as they may be modified from time to time; or

       (f) any violation by the Optionee of any Noncompetition, Nondiversion, or Nondisclosure Agreement between the Optionee and the Company (the "Noncompetition Agreement"), or any part of any noncompetition, nondiversion, nondisclosure or similar agreement that amends, extends, supplements, modifies or supersedes the Noncompetition Agreement.

   5. Method of Payment. The purchase price of Shares acquired pursuant to the Option shall be paid as set forth in the Plan. THE USE OF SHARES OF STOCK ACQUIRED OR TO BE ACQUIRED TO PAY FOR EXERCISED SHARES MAY HAVE INCOME TAX CONSEQUENCES FOR THE OPTIONEE.

   6. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, and may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board.

   7. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution or as otherwise set forth in the Plan and may be exercised during the lifetime of Optionee only by Optionee or a permitted transferee as set forth in the Plan. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

   8. Term of Option. This Option may be exercised only within the term set out in Section 1 hereof, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement. The limitations set forth in Sections 5, 6 and 15 of the Plan regarding Options designated as Incentive Stock Options and Options granted to more than ten percent (10%) shareholders shall apply to this Option.

   9. Changes in Capital Structure. The Optionee agrees and acknowledges that the Company shall have the right at any time and from time to time after the date of this Option Agreement to authorize additional classes or series of capital stock, some of which may entitle the holders thereof to greater rights than the holders of the Common Stock into which this Option is convertible, and to issue shares thereunder, subject only to the limits imposed by Applicable Laws.

   10. Tax Consequences. The grant and/or exercise of the Option and/or the lapse of restrictions on the Shares will have federal and state income tax consequences. THE OPTIONEE SHOULD CONSULT A TAX ADVISER UPON THE GRANT OF THE OPTION AND BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES ACQUIRED UPON EXERCISE, PARTICULARLY WITH RESPECT TO HIS OR HER STATE'S TAX LAWS.

   11. Entire Agreement. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and this Option Agreement may not be amended except by means of a writing signed by the Company and Optionee. If any inconsistency should exist between the terms and conditions of this Option Agreement and the Plan, the Plan shall govern and control.

   12. Governing Law. This Option Agreement is governed by Texas law except for that body of law pertaining to conflict of laws.

   13. Warranties, Representations and Covenants. The undersigned Optionee warrants and represents that he or she has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all of the provisions of the Plan and this Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan and this Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS OPTION AGREEMENT, NOR IN THE PLAN, WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

   14. Relation to Other Benefits; Termination of Employment. Any economic or other benefit to the Optionee under this Option Agreement or the Plan will not be taken into account in determining any benefits to which the Optionee may be entitled under any profit-sharing, retirement or similar benefit or compensation plan maintained by the Company and will not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Company. No provision of this Option Agreement will limit in any way whatsoever any right that the Company may otherwise have to terminate the employment or adjust the compensation of the Optionee at any time.

   [Note: If applicable, insert here any other terms and conditions of the Option as determined by the Committee, such as any specified performance goals or other criteria which must be attained for the vesting of the Shares; any additional restrictions or limitations applicable to the Option or Shares; and any additional vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions applicable to the Option or Shares.]

                                          THE COMPANY:

                                          ASCENDANT SOLUTIONS, INC.

                                          By:________________________________
                                          Name:______________________________
                                          Title:_____________________________

                                          OPTIONEE:

                                          --------------------------------------
                                          Signature

                                          --------------------------------------
                                          Print Name

                                          --------------------------------------
                                          Residence Address

                                          --------------------------------------
                                          Area Code/Telephone Number

                                            Exhibit A to Stock Option Agreement
                                                      (Immediately Exercisable)

                           ASCENDANT SOLUTIONS, INC.

                          2002 EQUITY INCENTIVE PLAN

                              EXERCISE AGREEMENT

                           (Immediately Exercisable)

Ascendant Solutions, Inc.
15455 North Dallas Parkway
Suite 500
Addison, Texas 75001

Attention: Secretary

   1. Exercise of Option. Effective as of today, ________, 200__, the undersigned ("Purchaser") hereby elects, pursuant to this Exercise Agreement (this "Exercise Agreement"), to exercise _____ options (the "Options") to purchase ______ shares (the "Shares") of the Common Stock of Ascendant Solutions, Inc. (the "Company") under and pursuant to the 2002 Equity Incentive Plan (the "Plan") and the Stock Option Agreement dated _______, 200__ (the "Option Agreement"). The purchase price for the Shares shall be $_____, as specified in the Option Agreement. Unless otherwise defined herein, all defined terms used herein shall have the meanings set forth in the Plan. Shares that are vested pursuant to the schedule set forth in Section 2(a) of the Option Agreement are referred to herein as "Vested Shares." Shares that are not vested pursuant to the schedule set forth in Section 2(a) of the Option Agreement are referred to herein as "Unvested Shares."

   2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares of _____________________________________________.
THE USE OF SHARES OF STOCK ACQUIRED OR TO BE ACQUIRED FOR EXERCISED SHARES MAY HAVE INCOME TAX CONSEQUENCES FOR THE PURCHASER.

   3. Representations and Warranties of Purchaser; Compliance with Securities Laws. Purchaser represents and warrants to the Company that:

       (a) Agrees to Terms of the Plan. Purchaser has received a copy of the Plan and the Option Agreement, has read and understands the terms of the Plan and the Option Agreement, and agrees to be bound by their terms and conditions. Purchaser acknowledges that there may be adverse tax consequences upon exercise of the Options or disposition of the Shares, and that Purchaser should consult a tax adviser prior to such exercise or disposition.

       (b) Purchase for Own Account for Investment. Purchaser is purchasing the Shares for Purchaser's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Purchaser has any beneficial ownership of any of the Shares.

       (c) Access to Information. Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares and Purchaser has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

       (d) Understanding of Risks. Purchaser is fully aware of: (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Purchaser may not be able to sell or dispose of the Shares or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Shares. Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser's own interests in this transaction and is financially capable of bearing a total loss of this investment.

       (e) No General Solicitation. At no time was Purchaser presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer sale and purchase of the Shares.

       (f) Compliance with U.S. Federal Securities Laws and State Securities Laws. Purchaser understands and acknowledges that the Shares have not been registered with the Securities and Exchange Commission (the "SEC") under the Securities Act and that, notwithstanding any other provision of this Exercise Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Purchaser agrees to cooperate with the Company to ensure compliance with such laws.

   4.  Restricted Securities; Restrictions on Transfers.

       (a) No Transfer Unless Registered or Exempt. Purchaser understands that Purchaser may not transfer any Shares except pursuant to this Exercise Agreement and unless such Shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

       (b) SEC Rule 144. In addition, Purchaser has been advised that SEC Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of one
(1) year, and in certain cases two (2) years, after they have been purchased and paid for (within the meaning of Rule 144). Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an "affiliate" of the Company or if "current public information" about the Company (as defined in Rule 144) is not publicly available.

       (c) Disposition of Shares. Purchaser hereby agrees that Purchaser shall make no disposition of the Shares unless and until:

          (i) Purchaser shall have complied with all requirements of this Exercise Agreement applicable to the disposition of the Shares;

          (ii) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Shares under the Securities Act or (ii) all appropriate action necessary for compliance with the registration requirements of the Securities Act or any exemption from registration available under the Securities Act (including Rule 144) has been taken; and

          (iii) Purchaser shall have provided the Company with such other written assurances and agreements, in form and substance satisfactory to the Company, as may be requested by the Company pursuant to the Plan.

       (d) Restrictions on Transfer. Subject to Section 7(f) below, Purchaser shall not sell, transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber, gift or otherwise dispose of ("Transfer") any Vested Shares without the prior written consent of the Company. In addition, any proposed Transfer of Vested Shares shall be subject to the Company's Right of First Refusal (as defined below) pursuant to Section 7 below. None of the Unvested Shares may be Transferred by Purchaser.

       (e) Transferee Obligations. Each person (other than the Company) to whom the Vested Shares are Transferred by means of one of the permitted Transfers specified in Section 7(f) of this Exercise Agreement must, as a condition precedent to the validity of such Transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Exercise Agreement and that the transferred Vested Shares are subject to (i) the Company's Right of First Refusal granted hereunder and (ii) the market stand-off provisions of Section 5, to the same extent such Vested Shares would be so subject if retained by the Purchaser.

   5. Market Standoff Agreement. Purchaser agrees in connection with any registration of the Company's securities that, upon the request of the Company or the underwriters managing any public offering of the Company's securities, Purchaser will not sell or otherwise dispose of any Vested Shares without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the underwriters may specify.

   6.  Unvested Shares.

       (a) Repurchase Option. In the event of termination of Purchaser's Continuous Status as an Employee or Consultant for any reason or no reason, with or without Cause (as defined in the Option Agreement), or if Purchaser, the Purchaser's legal representative, or any other holder of Unvested Shares acquired upon exercise of the Option attempts to Transfer any Unvested Shares prior to the Shares becoming Vested Shares in accordance with Section 2 of the Option Agreement, the Company shall have the right to repurchase the Unvested Shares under the terms and subject to the conditions set forth herein (the "Repurchase Option"). The Company may exercise its Repurchase Option by written notice to the Purchaser (i) with respect to any event of termination of Purchaser's Continuous Status as an Employee or Consultant for any reason or no reason, with or without Cause, within sixty (60) days after termination of Purchaser's Continuous Status as an Employee or Consultant and (ii) with respect to any attempted Transfer of Unvested Shares prior to termination of Purchaser's Continuous Status as an Employee or Consultant, within the period beginning on the day the Purchaser, the Purchaser's legal representative, or any other holder of Unvested Shares acquired upon exercise of the Option attempts to Transfer any Unvested Shares and ending on the earlier of (A) sixty
(60) days after the Company receives written notice from the Purchaser, the Purchaser's legal representative, or any other holder of Unvested Shares of such attempted Transfer and (B) sixty (60) days after termination of Purchaser's Continuous Status as an Employee or Consultant. If the Company fails to give notice within such sixty (60) day period, the Repurchase Option shall terminate unless the Company and the Purchaser have extended the time for the exercise of the Repurchase Option. The purchase price per share being repurchased by the Company under the Repurchase Option shall be an amount equal to the Purchaser's Exercise Price (as defined in the Option Agreement), as adjusted in the event of any stock split, reverse stock split, subdivision, combination or similar recapitalization of the Common Stock (the "Repurchase Price"). The Company shall pay the aggregate Repurchase Price to the Purchaser in cash within thirty (30) days after the date of the written notice to the Purchaser of the Company's exercise of the

Repurchase Option. The Company shall have the right to assign the Repurchase Option at any time, whether or not such option is then exercisable, to one or more persons as may be selected by the Company.

       (b) Escrow of Unvested Shares. Upon issuance, the certificates for the Unvested Shares will be deposited in escrow with the Secretary of the Company. Each deposited certificate will be accompanied by a duly executed Assignment Separate from Certificate in the form of Exhibit A attached hereto. The deposited certificates, together with any other assets or securities from time to time deposited with the Company pursuant to the requirements of this Exercise Agreement, will remain in escrow until such time or times as the certificates (or other assets and securities) are to be released or otherwise surrendered for cancellation in accordance herewith.

       (c) Voting and Dividend Rights. The Unvested Shares shall constitute issued and outstanding shares of Common Stock for all corporate purposes. Purchaser will have the right to vote such Unvested Shares, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Unvested Shares and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Unvested Shares, with the exceptions that (A) the Purchaser will not be entitled to delivery of the stock certificate or certificates representing any Unvested Shares until such Shares become Vested Shares in accordance with Section 2 of the Option Agreement (unless earlier repurchased pursuant to the Company's Repurchase Option); (B) the Company will retain custody of the stock certificate or certificates representing the Unvested Shares on the terms set forth in this Section 6; and
(C) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Unvested Shares (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Unvested Shares).

       (d) Release of Shares from Escrow. Should the Company elect to exercise its Repurchase Option under this Section 6 with respect to any Unvested Shares, then the escrowed certificates for such Unvested Shares (together with any other assets or securities issued with respect thereto) will be delivered to the Company for cancellation, concurrently with the payment to the Purchaser of an amount equal to the Repurchase Price for such Unvested Shares, and the Purchaser will cease to have any further rights or claims with respect to such Unvested Shares (or other assets or securities). If such Repurchase Option is not exercised by the Company, then on the date such Shares become Vested Shares in accordance with Section 2 of the Option Agreement, the certificates for such Shares (as well as all other vested assets and securities) will be released from escrow and delivered to the Purchaser.

   7. Company's Right of First Refusal. Before any Vested Shares acquired by Purchaser hereunder and held by Purchaser or any permitted transferee of such Vested Shares (either being sometimes referred to herein as the "Purchaser") may be Transferred, the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Vested Shares proposed to be Transferred (the "Offered Shares") on the terms and conditions set forth in this Section 7 (the "Right of First Refusal").

       (a) Notice of Proposed Transfer. The Purchaser of the Offered Shares shall deliver to the Company a written notice (the "Notice") stating: (i) the Purchaser's bona fide intention to Transfer the Offered Shares; (ii) the name of each proposed bona fide purchaser or other transferee ("Proposed Transferee"); (iii) the number of Offered Shares to be Transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Purchaser proposes to Transfer the Offered Shares (the "Offered Price") and (v) that the Purchaser will offer to Transfer the Offered Shares to the Company and/or its assignee(s) at the Offered Price as provided in this
Section 7.

       (b) Exercise of Right of First Refusal: At any time within thirty (30) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Purchaser, elect to purchase all (or, with the consent of the Purchaser, less than all) the Offered Shares proposed to be Transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price determined as specified below.

       (c) Purchase Price: The purchase price for the Offered Shares purchased under this Section 7 will be the Offered Price. If the Offered Price includes consideration other than cash, then the cash equivalent value of the non-cash consideration shall conclusively be deemed to be the value of such non-cash consideration as determined in good faith by the Board.

       (d) Payment: Payment of the Offered Price will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding indebtedness of the Purchaser to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The Offered Price will be paid without interest within sixty (60) days after the Company's receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

       (e) Transfer. If all of the Offered Shares proposed in the Notice to be Transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 7, then the Purchaser may Transfer such Offered Shares to that Proposed Transferee at the Offered Price or at a higher price; provided that such Transfer is consummated within 120 days after the date of the Notice, and provided further, that (i) any such Transfer is effected in compliance with all applicable securities laws and (ii) the Proposed Transferee agrees in writing that the provisions of this Section 7 will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not Transferred to the Proposed Transferee within such 120 day period, then a new Notice must be given to the Company, and the Company will again be offered the Right of First Refusal before any Vested Shares held by the Purchaser may be Transferred.

       (f)  Exempt Transfers: Notwithstanding anything to the contrary in
Section 4(d) or in this Section 7, the following Transfers of Offered Shares will be exempt from the Right of First Refusal: (i) the Transfer of any or all of the Offered Shares during Purchaser's lifetime by gift or on Purchaser's death by will or intestacy to any Immediate Family Member (as such term is defined in the Plan) of Purchaser, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section 7 will continue to apply to the Transferred Shares in the hands of such transferee or other recipient; (ii) any Transfer of Vested Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations (except that the Right of First Refusal will continue to apply thereafter to such Vested Shares, in which case the surviving corporation of such merger or consolidation shall succeed to the rights of the Company under this Section 7 unless the agreement of merger or consolidation expressly otherwise provides); or (iii) any Transfer of Vested Shares pursuant to the winding up and dissolution of the Company.

       (g) Termination of Right of First Refusal: The Company's Right of First Refusal will terminate on the IPO Date.

   8. Rights as Shareholder. The Purchaser shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares for which such Option is exercised including, but not limited to, rights to vote or to receive dividends unless and until the Purchaser has satisfied all requirements for exercise of the Option pursuant to its terms, the certificates evidencing such Shares have been issued and the Purchaser has become a record holder of such Shares. A share certificate for the number of Vested Shares so acquired shall be issued to the Purchaser as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date all the conditions set forth above are satisfied, except as provided in Section 13 of the Plan.

   9. Section 83(b) Election. Purchaser understands that under Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), the difference between the exercise price paid for any Unvested Shares and their fair market value on the date any forfeiture restrictions applicable to such shares lapse will be reportable as ordinary income at that time. For this purpose, the term "forfeiture restrictions" includes the right of the Company to repurchase the Unvested Shares pursuant to its Repurchase Option under Section 6 hereof.

Purchaser understands that Purchaser may elect to be taxed at the time the Unvested Shares are acquired hereunder to the extent the fair market value of the Unvested Shares differs from the Exercise Price, rather than when and as such Unvested Shares cease to be subject to such forfeiture restrictions, by filing an election under Section 83(b) of the Code with the I.R.S. within thirty (30) days after the date of purchase hereunder (a "Section 83(b) Election"). If the fair market value of the Unvested Shares at the date of purchase equals the Exercise Price paid (and thus no tax is payable), a Section 83(b) Election must be made to avoid adverse tax consequences in the future. An example of the form for making this Section 83(b) Election is attached as Exhibit B hereto. Purchaser understands that failure to make this Section 83(b) Election filing within the thirty (30) day period may result in the recognition of ordinary income by the Purchaser as the forfeiture restrictions lapse. PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER'S SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY SECTION 83(b) ELECTION, EVEN IF PURCHASER REQUESTS THAT THE COMPANY OR ITS REPRESENTATIVES MAIL THIS FILING ON PURCHASER'S BEHALF. PURCHASER FURTHER ACKNOWLEDGES THAT COMPANY HAS MADE NO REPRESENTATIONS REGARDING THE APPLICATION OF SECTION 83 OF THE CODE TO THE RESTRICTED SHARES. PURCHASER IS RELYING SOLELY ON PURCHASER'S ADVISORS WITH RESPECT TO THE APPLICABILITY OF SECTION 83 OF THE CODE AND THE DECISION AS TO WHETHER OR NOT TO FILE A SECTION 83(b) ELECTION

   10. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

   11. Legends. Purchaser understands and agrees that the Company will cause a legend regarding the Company's Repurchase Option and Right of First Refusal to be placed upon any certificate(s) or other documents or instruments evidencing ownership of the Shares by the Purchaser, in addition to any other legends required under federal and state securities laws including the following legends:

   "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF (I) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER SUCH ACT, (II) A 'NO ACTION' LETTER OF THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO SUCH SALE OR OFFER, OR (III) AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT REGISTRATION UNDER SUCH ACT IS NOT REQUIRED WITH RESPECT TO SUCH SALE OR OFFER."

   "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF WRITTEN AGREEMENTS BETWEEN THE CORPORATION AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENTS GRANT CERTAIN REPURCHASE RIGHTS AND RIGHTS OF FIRST REFUSAL TO THE CORPORATION. THE SECRETARY OF THE CORPORATION WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENTS TO THE HOLDER HEREOF WITHOUT CHARGE."

   12. Entire Agreement. The Plan and the Option Agreement are incorporated herein by reference. This Exercise Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and this Exercise Agreement may not be amended except by means of a writing signed by the Company and Purchaser. If any inconsistency should exist between the terms and conditions of this Exercise Agreement and the terms of the Option Agreement, the terms of the Option Agreement shall govern and control. If any inconsistency should exist between the terms and conditions of this Exercise Agreement and the terms of the Plan, the terms of the Plan shall govern and control.

   13. Governing Law. This Exercise Agreement is governed by Texas law except for that body of law pertaining to conflict of laws.

       Submitted by:             Accepted by:

       PURCHASER:                THE COMPANY:

                                 ASCENDANT SOLUTIONS, INC.

       _________________________ By:____________________________________
       Signature

       _________________________ Its:___________________
       Print Name

       Address:                  Address:

       _________________________ 15455 North Dallas
                                 Parkway Suite
       _________________________ 500 Addison, Texas
                                 75001 Attn: Secretary

                                                Exhibit A to Exercise Agreement
                                                      (Immediately Exercisable)

                     ASSIGNMENT SEPARATE FROM CERTIFICATE

   FOR VALUE RECEIVED __________________________ hereby sells, assigns and transfers unto [__________________________], a [________________________]
corporation (the "Company"), ____________________ (____________) shares of the
Capital Stock of ____________ standing in __________________________ name on the books of said ______________ represented by Certificate No. ______________ herewith and does hereby irrevocably constitute and appoint ______________ Attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated:______________________________

                                             Signature________________________


                                             Signature________________________

                                                Exhibit B to Exercise Agreement
                                                      (Immediately Exercisable)

                            FORM OF 83(b) ELECTION

   This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

   (1) The person who performed the services is:

      Name:
      Address:
      Taxpayer Ident. No.:
      Taxable Year: Calendar Year 200[__]

   (2) The property with respect to which the election is being made is _________ shares of the common stock of [___________], Inc.

   (3) The property was transferred on [__________], 200[__].

   (4) The property is subject to a repurchase option pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason [___________'s] services for the issuer terminates.

   (5) The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $[_______] per share.

   (6) The amount paid for such property is $[___________]per share.

   (7) A copy of this statement was furnished to [_____________], Inc. for whom the undersigned rendered the service underlying the transfer of property.

   (8) This statement is executed as of: [______________].

                                             __________________________________

                          /\ DETACH PROXY CARD HERE /\
--------------------------------------------------------------------------------

[ ] PLEASE DATE, SIGN AND                                       [X]
    MAIL THIS PROXY IN                              Votes must be indicated (x)
    THE ENCLOSED ENVELOPE.                             in Black or Blue ink.


1.  ELECTION OF DIRECTORS:

  FOR all nominees  [ ]    WITHHOLD AUTHORITY to vote    [ ]    *EXCEPTIONS  [ ]
  listed below             for all nominees listed below


Nominees: Melissa F. Crane - Class C Director (to hold office until 2005 Annual
          Meeting or until her successor has been elected and qualified) and James C. Leslie, Chairman and Richard L. Bloch - Class B Directors (to hold office until the 2004 Annual Meeting or until their successors have been elected and qualified).

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below).

*Exceptions ____________________________________________________________________

                                                 FOR       AGAINST       ABSTAIN

2.  To amend the 1999 Long-Term                  [ ]         [ ]           [ ]
    Incentive Plan.

                                                 FOR       AGAINST       ABSTAIN

3.  To approve and adopt the 2002                [ ]         [ ]           [ ]
    Equity Incentive Plan.

4.  Ratification of Ernst & Young                [ ]         [ ]           [ ]
    LLP as independent auditors for
    the year ending December 31, 2002.

5.  In their discretion, upon any other
    matter that may properly come before
    the Annual Meeting of Stockholders
    or any adjournment thereof.

               To change your address, please mark this box. [ ]

Please mark, date and sign as your name appears hereon. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by a duly authorized officer and indicate the title of such officer. If shares are held jointly, each stockholder named should sign. If you receive more than one proxy card, please date and sign each card and return all proxy cards in the enclosed envelope.

Date            Stock Owner sign here              Co-Owner sign here

_____________   ________________________________   _____________________________

--------------------------------------------------------------------------------

                            ASCENDANT SOLUTIONS, INC.

                                 REVOCABLE PROXY

                  Annual Meeting of Stockholders - May 23, 2002

           This Proxy is solicited on behalf of the Board of Directors

     The undersigned, as a holder of Common Stock of Ascendant Solutions, Inc. (the "Company"), hereby appoints David E. Bowe and Susan K. Olson as Proxies, with full power of substitution, to represent and to vote as designated on this card, all of the shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 23, 2002, or any adjournment thereof.

     Unless otherwise marked, this Proxy will be voted FOR the election of the Board of Directors' nominees Class C and Class B, FOR the approval of the amendment to the 1999 Long-Term Incentive Plan, FOR the approval and adoption of the 2002 Equity Incentive Plan, and FOR the ratification of Ernst & Young LLP as independent auditors. If any other business is presented at the Annual Meeting of Stockholders, the Proxy will be voted in accordance with the discretion of the Proxies named above.

     The Board of Directors recommends a vote "FOR" the nominees listed below "FOR" the approval of the amendment to the 1999 Long-Term Incentive Plan, "FOR" the approval and adoption of the 2002 Equity Incentive Plan, and "FOR" the ratification of Ernst & Young LLP as independent auditors.


                                                  ASCENDANT SOLUTIONS, INC.
                                                  P.O. BOX 11474
                                                  NEW YORK, N.Y. 10203-0474